NORTHERN LIGHTS FUND TRUST

Leader Short Duration Bond Fund

Leader Total Return Fund

Leader Floating Rate Fund

17605 Wright Street, Suite 2

Omaha, NE 68130

April 30, 2019

Dear Shareholder:

A special joint meeting (the “Meeting”) of the shareholders of the series of Northern Lights Fund Trust (“NLFT”) identified above (each, a “Leader Fund” and together, the “Leader Funds”) will be held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on June 3, 2019, at 10:00 a.m. Eastern time. At the Meeting, shareholders of each Leader Fund will be asked to vote on a proposal to reorganize their Leader Fund into a newly created series of Leader Funds Trust (each, an “Acquiring Fund” and together, the “Acquiring Funds”), as identified below:

Leader Fund		Acquiring Fund
Leader Short Duration Bond Fund	→	Leader Short Duration Bond Fund
Leader Total Return Fund	→	Leader Total Return Fund
Leader Floating Rate Fund	→	Leader Floating Rate Fund

Leader Capital Corp. (“Leader”) serves as the investment adviser for each Leader Fund and will serve as the investment adviser for each Acquiring Fund. Leader believes that transitioning the Leader Funds onto a stand-alone platform comprised exclusively of funds advised by Leader may benefit the Funds. Leader has indicated that it views such a transition as important to a strategic plan that it believes will result in more customized distribution support for the Acquiring Funds, with the potential for increased asset growth and decreased operating expenses over the long term. For the reasons discussed below and in the attached Proxy Statement/Prospectus, based on Leader’s recommendations, the Board of Trustees of NLFT has approved the reorganization of each Leader Fund into its corresponding Acquiring Fund (each, a “Reorganization” and together, the “Reorganizations”) and the solicitation for each Reorganization to appropriate shareholders.

If the Reorganization of a Leader Fund is approved by shareholders of the Leader Fund and other conditions to the Reorganization are satisfied, each shareholder of the Leader Fund will receive a number of full and fractional shares of the corresponding Acquiring Fund equal in aggregate value at the time of the Reorganization to the aggregate value of such shareholder’s shares of the Leader Fund.

The Reorganizations are not expected to result in the recognition of gain or loss by any Leader Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganizations. If the shareholders of a Leader Fund do not approve the proposed Reorganization of that Leader Fund, then the Reorganization of that Leader Fund will not be implemented. The consummation of any particular Reorganization is not conditioned upon the consummation of any other Reorganization.

If you are a shareholder of record of a Leader Fund as of the close of business on April 4, 2019, the Record Date for the Meeting, you are entitled to vote on the proposal at the Meeting and at any postponement or adjournment thereof. The attached Proxy Statement/Prospectus is designed to give you more information about the proposal. Please read the enclosed materials carefully and cast your vote.

You can vote in one of four ways:

•	By Internet through the website listed in the proxy voting instructions;

•	By telephone using the toll-free number listed in the proxy voting instructions;

•	By mail with the enclosed proxy card(s); or

•	In person at the Meeting on June 3, 2019.

Your prompt voting by proxy will help assure a quorum at the Meeting. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting, either by writing to the Secretary of NLFT at the address noted in the Proxy Statement/Prospectus or in person at the time of the Meeting. A prior proxy also can be revoked by voting your proxy at a later date through the toll-free number or Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

If you have any questions regarding the proposal to be voted on, please do not hesitate to call 1-800-659-6590. Thank you for taking the time to consider this important proposal and for your continuing investment in the Leader Funds.

Sincerely,

/s/ Kevin E. Wolf

Kevin E. Wolf

President

Northern Lights Fund Trust

NORTHERN LIGHTS FUND TRUST

Leader Short Duration Bond Fund

Leader Total Return Fund

Leader Floating Rate Fund

17605 Wright Street, Suite 2

Omaha, NE 68130

April 30, 2019

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD JUNE 3, 2019.

Notice is hereby given that the Board of Trustees of Northern Lights Fund Trust (“NLFT”) has called a Special Joint Meeting of Shareholders of the series of NLFT identified above (each a “Leader Fund” and collectively the “Leader Funds”), to be held at 10:00 a.m. Eastern time on June 3, 2019, at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 (together with any postponements or adjournments thereof, the “Meeting”) for the following purpose:

To approve an Agreement and Plan of Reorganization (the “Plan”) between each Leader Fund identified below and the corresponding series of Leader Funds Trust identified below (each, an “Acquiring Fund” and together, the “Acquiring Funds”) providing for: (i) the transfer of all of the assets of the Leader Fund to the Acquiring Fund in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Leader Fund, and (b) the Acquiring Fund’s assumption of all of the known liabilities of the Leader Fund, followed by (ii) the liquidating distribution by the Leader Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Leader Fund (each, a “Reorganization” and together, the “Reorganizations”).

Leader Fund		Acquiring Fund
Leader Short Duration Bond Fund	→	Leader Short Duration Bond Fund
Leader Total Return Fund	→	Leader Total Return Fund
Leader Floating Rate Fund	→	Leader Floating Rate Fund

Only shareholders of record of a Leader Fund as of the close of business on April 4, 2019 will receive notice of the Meeting and will be entitled to vote on the Reorganization of the Leader Fund at the Meeting. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting.

YOUR VOTE IS IMPORTANT.

Please return your proxy card promptly or vote your proxy on the Internet or by telephone using the website address and toll-free telephone number found on your proxy card. Your prompt attention to the enclosed proxy card will help to avoid the expense of further solicitation.

By order of the Board of Trustees of NLFT,

/s/ Kevin E. Wolf

Kevin E. Wolf

President

Northern Lights Fund Trust

NORTHERN LIGHTS FUND TRUST

Leader Short Duration Bond Fund

Leader Total Return Fund

Leader Floating Rate Fund

17605 Wright Street, Suite 2

Omaha, NE 68130

QUESTIONS AND ANSWERS TO HELP YOU UNDERSTAND AND VOTE ON THE REORGANIZATIONS YOUR VOTE IS VERY IMPORTANT!

April 30, 2019

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of each series of Northern Lights Fund Trust (“NLFT”) identified below (each, a “Leader Fund” and together, the “Leader Funds”), and a prospectus for each newly created series of Leader Funds Trust identified below (each, an “Acquiring Fund” and together, the “Acquiring Funds”):

Leader Fund		Acquiring Fund
Leader Short Duration Bond Fund	→	Leader Short Duration Bond Fund
Leader Total Return Fund	→	Leader Total Return Fund
Leader Floating Rate Fund	→	Leader Floating Rate Fund

This combined proxy statement/prospectus is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to you by NLFT in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization between NLFT and Leader Funds Trust (the form of which is attached as Appendix A) (the “Plan”) regarding the proposed reorganization of each Leader Fund into its corresponding Acquiring Fund (each, a “Reorganization” and together, the “Reorganizations”) at a special joint meeting of the shareholders of the Leader Funds (the “Meeting”). The Proxy Statement contains information that shareholders of the Leader Funds should know before voting on the Plan and should be retained for future reference.

Approval of the shareholders of a Leader Fund is needed to proceed with the Reorganization of that Leader Fund, and the Meeting will be held on June 3, 2019 to consider the Plan for each Reorganization. If the shareholders of a Leader Fund do not approve the Plan for the Reorganization of that Leader Fund, then the Reorganization of that Leader Fund will not be implemented. The consummation of any particular Reorganization is not conditioned upon the consummation of any other Reorganization.

Question: What is the purpose of the Reorganizations?

Answer: The purpose of the Reorganizations is to move each Leader Fund to a new trust called Leader Funds Trust. Each Leader Fund currently operates as a separate series of NLFT. Leader Capital Corp. (“Leader” or the “Advisor”) currently serves as the investment adviser for each Leader Fund. In considering the prospects of the Leader Funds, Leader concluded that becoming series of a branded family of funds exclusively containing funds managed by Leader may benefit the Leader Funds. Leader has indicated that it views such a transition as important to a strategic plan that it believes will result in more customized distribution support for the Acquiring Funds, thereby resulting in good prospects for increased assets and decreased operating expenses over the long term. Therefore, upon the recommendation of Leader, the Board of Trustees of NLFT (the “NLFT Board”) has approved the reorganization of each Leader Fund into a new series of Leader Funds Trust. In order to reconstitute the Leader Funds as series of Leader Funds Trust, similar corresponding funds, the Acquiring Funds, have been created as new series of Leader Funds Trust. As described below, the investment objective, principal investment strategies, policies and risks of each Leader Fund and its corresponding Acquiring Fund are the same.

Question: How will the Reorganizations work?

Answer: In order to reconstitute each Leader Fund as a series of Leader Funds Trust, a corresponding Acquiring Fund has been created as a series of Leader Funds Trust. The shareholders of each Leader Fund will vote on the Plan separately and apart from the shareholders of the other Leader Funds. If shareholders of a Leader Fund approve the Reorganization of the Leader Fund pursuant to the Plan, the Leader Fund will transfer all of its assets to its corresponding Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Leader Fund’s liabilities. The Leader Fund will then liquidate and distribute the shares it receives from the Acquiring Fund to the shareholders of the Leader Fund. Shareholders of that Leader Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization, each shareholder will hold a number of full and fractional shares of the Acquiring Fund having an aggregate net asset value at the time of the exchange equal to the aggregate net asset value of such shareholder’s shares of the Leader Fund immediately prior to the Reorganization.

Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of any Leader Fund at the Meeting, the Reorganization of that Leader Fund is expected to be effective on or about June 14, 2019.

Question: How will the Reorganizations affect my investment?

Answer: In exchange for their Leader Fund shares, shareholders of a Leader Fund will receive shares of the corresponding Acquiring Fund having an aggregate net asset value at the time of the exchange equal to the aggregate net asset value of their shares of the Leader Fund immediately prior to the Reorganization. The Reorganization of a Leader Fund will not affect the value of a Leader Fund shareholder’s investment at the time of Reorganization and a shareholder’s interest in a Leader Fund will not be diluted as a result of the Reorganization.

The Reorganization will move the assets of each Leader Fund from NLFT, a Delaware statutory trust, to the corresponding Acquiring Fund, a series of Leader Funds Trust, a Delaware statutory trust. As a result of the Reorganizations, the Acquiring Funds will operate under the supervision of the Board of Trustees of Leader Funds Trust.

Question: Are there any significant differences between the investment objectives and principal investment strategies of each Leader Fund and its corresponding Acquiring Fund?

Answer: No. Each Leader Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies.

Question: Who will manage the Leader Funds after the Reorganization?

Answer: Following the Reorganizations, Leader, the investment adviser for each Leader Fund, will continue as the investment adviser for each Acquiring Fund. John E. Lekas, the portfolio manager of each Leader Fund will continue to manage the corresponding Acquiring Fund’s portfolio.

Question: How will the Reorganization affect the fees and expenses I pay as a shareholder of a Leader Fund?

Answer: The fees and expenses of each Acquiring Fund are expected to be the same as, or lower than, those of the corresponding Leader Fund following the Reorganization. Each Acquiring Fund will pay the same annual advisory fee rate as the annual advisory fee rate currently paid by the corresponding Leader Fund.

The expense limitation arrangements for the Leader Floating Rate Fund and its corresponding Acquiring Fund exclude any brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses. Similar to the expense limitation arrangements for the Leader Floating Rate Fund, the expense limitation arrangements for its corresponding Acquiring Fund permit Leader to seek reimbursement from the Acquiring Fund, subject to limitations, of fees waived or payments made to the Acquiring Fund for a period ending three years after the date of the waiver or payment, provided that no reimbursement will cause the Acquiring Fund’s annual expense ratio to exceed the lesser of the (i) expense limitation amount in effect at the time such fees were waived or payments made, and (ii) the expense limitation amount in effect at the time of the reimbursement. There are no expense limitation arrangements in place for the Leader Short Duration Bond Fund, the Leader Total Return Fund or their corresponding Acquiring Funds.

Question: Will the Reorganizations result in any taxes?

Answer: Neither the Leader Funds nor their shareholders are expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganizations, and a tax opinion will be obtained confirming the federal income tax treatment. Shareholders should consult their tax advisers about the state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganizations.

Question: Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganizations?

Answer: No sales charges, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganizations.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the number of shares you own.

Question: Who is paying for expenses related to the Meeting and the Reorganizations?

Answer: Leader will pay all costs relating to the Reorganizations, including the costs relating to the Meeting and the Proxy Statement.

Question: What will happen if the Plan is not approved by shareholders of a Leader Fund?

Answer: If shareholders of a Leader Fund do not approve the Plan, the Leader Fund will not be reorganized into the corresponding Acquiring Fund, and the NLFT Board will consider other alternatives to the Plan, including liquidation of the Leader Fund or continuing the Leader Fund as a series of NLFT. The consummation of any particular Reorganization is not conditioned upon the consummation of any other Reorganization.

Question: How do I vote my shares?

Answer: You can vote your shares by mail, telephone or Internet by following the instructions on the enclosed proxy card.

Question: Who do I call if I have questions?

Answer: If you have any questions about the proposal for your Leader Fund(s) or the proxy card(s), please call AST Fund Solutions, the proxy solicitor, toll-free at 1-800-659-6590. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

NORTHERN LIGHTS FUND TRUST	LEADER FUNDS TRUST
17605 Wright Street	315 W. Mill Plain Blvd., Suite 204
Omaha, NE 68154-1150	Vancouver, WA 98660

PROXY STATEMENT/PROSPECTUS

April 30, 2019

This combined Proxy Statement/Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “NLFT Board”) of Northern Lights Fund Trust (“NLFT”) for use at a Special Joint Meeting of Shareholders (the “Meeting”) of each series of NLFT identified below (each, a “Leader Fund” and together, the “Leader Funds”), at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on June 3, 2019 at 10:00 a.m. Eastern time. The Proxy Statement is both the proxy statement of the Leader Funds and a prospectus for each series of Leader Funds Trust identified below (each an “Acquiring Fund” and together the “Acquiring Funds”). The Leader Funds and the Acquiring Funds are sometimes referred to herein individually as a “Fund” and collectively as the “Funds.”

Leader Fund		Acquiring Fund
Leader Short Duration Bond Fund	→	Leader Short Duration Bond Fund
Leader Total Return Fund	→	Leader Total Return Fund
Leader Floating Rate Fund	→	Leader Floating Rate Fund

Shareholders of record of each Leader Fund as of the close of business on April 4, 2019 (the “Record Date”) are entitled to notice of and eligible to vote at the Meeting and any adjournments or postponements thereof. At the Meeting, shareholders of each Leader Fund will be asked to consider the following proposal with respect to their Leader Fund:

To approve an Agreement and Plan of Reorganization (the “Plan”) between the Leader Fund and the corresponding Acquiring Fund providing for: (i) the transfer of all of the assets of the Leader Fund to the Acquiring Fund in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Leader Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Leader Fund, followed by (ii) the liquidating distribution by the Leader Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Leader Fund (each, a “Reorganization” and together, the “Reorganizations”).

The NLFT Board has approved the Plan for each Leader Fund, subject to approval of the shareholders of the applicable Leader Fund.

Each Leader Fund is a series of NLFT, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. Each Acquiring Fund is a newly created series of Leader Funds Trust, also an open-end management investment company registered with the SEC and organized as a Delaware statutory trust.

1

The following Leader Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

•	Prospectus and Statement of Additional Information of each Leader Fund, dated September 28, 2018 (filed via EDGAR on September 25, 2018, Accession No. 0001580642-18-004652);

•	Annual Report to Shareholders of the Leader Funds dated May 31, 2018 (filed via EDGAR on August 9, 2018, Accession No. 0001580642-18-003794); and

•	Semi-annual Report to Shareholders of the Leader Funds dated November 30, 2018 (filed via EDGAR on February 7, 2019, Accession No. 0001580642-19-000640).

The Prospectus for each Leader Fund, dated September 28, 2018, the Annual Report to Shareholders of each Leader Fund for the fiscal year ended May 31, 2018, containing audited financial statements, and the Semi-annual Report to Shareholders of each Leader Fund have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to NLFT or by calling 1-800-711-9164.

Because the Acquiring Funds have not commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Acquiring Funds at this time.

The Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated April 30, 2019 relating to this Proxy Statement, which also is also incorporated by reference into this Proxy Statement, and is available upon request and without charge by calling 1-800-711-9164.

NLFT expects that this Proxy Statement will be mailed to shareholders on or about May 2, 2019.

Date: April 30, 2019

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Proxy Statement are not deposits or obligations of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Funds involves investment risk, including the possible loss of principal.

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TABLE OF CONTENTS

I.	PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION	4
A.	OVERVIEW	4
B.	COMPARISON OF FEES AND EXPENSES	5
C.	PORTFOLIO TURNOVER	8
D.	COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES	8
E.	COMPARISON OF PRINCIPAL RISKS	12
F.	REPOSITIONING COSTS	17
G.	COMPARISON OF FUNDAMENTAL INVESTMENT POLICIES	18
H.	PERFORMANCE INFORMATION	18
I.	COMPARISON OF DISTRIBUTION AND PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES	18
J.	KEY INFORMATION ABOUT THE PROPOSALS	20
1.	Summary of the Proposed Reorganizations	20
2.	Description of the Acquiring Funds’ Shares	21
3.	Board Considerations Related to the Proposed Reorganizations	21
4.	Federal Income Tax Consequences	22
5.	Comparison of Forms of Organization and Shareholder Rights	23
6.	Capitalization	24
K.	ADDITIONAL INFORMATION ABOUT THE FUNDS	25
1.	Investment Adviser and Portfolio Managers	25
2.	Other Service Providers	26
3.	Dividends and Distributions	26
II.	VOTING INFORMATION	26

A.	RECORD DATE AND VOTING RIGHTS	26
B.	HOW TO VOTE	26
C.	QUORUM	26
D.	VOTE REQUIRED	27
E.	ADJOURNMENTS	27
F.	EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”	27
G.	METHOD AND COST OF SOLICITATION	27
H.	RIGHT TO REVOKE PROXY	27
I.	VOTING SECURITIES AND PRINCIPAL HOLDERS	28

III.	OTHER INFORMATION	28
A.	OTHER BUSINESS	28
B.	NEXT MEETING OF SHAREHOLDERS	28
C.	INFORMATION FILED WITH THE SEC	28

APPENDIX A	FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

APPENDIX B	VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION FOR THE ACQUIRING FUNDS	B-1

APPENDIX C	FINANCIAL HIGHLIGHTS	C-1

APPENDIX D	OWNERSHIP OF SHARES OF THE LEADER FUNDS	D-1

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I.	PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

A.	OVERVIEW

Based on the recommendation of Leader Capital Corp. (“Leader” or the “Advisor”), the investment adviser for each Leader Fund, the NLFT Board has called the Meeting to ask shareholders to consider and vote on the proposed reorganization of each Leader Fund into the corresponding Acquiring Fund. The NLFT Board, including a majority of those trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of NLFT (the “NLFT Independent Trustees”), considered and approved the Plan for each Reorganization at a meeting held on February 26, 2019, subject to the approval of each Leader Fund’s shareholders.

Each Leader Fund currently operates as a separate series of NLFT. Leader currently serves as the investment adviser to each Leader Fund. Leader has recommended that each Leader Fund be reconstituted as a series of Leader Funds Trust. Leader has indicated that it views a transition of the Leader Funds to a branded family of funds exclusively containing funds managed by Leader as important to a strategic plan that it believes will result in more customized distribution support for the Acquiring Funds, thereby resulting in good prospects for increased assets and decreased operating expenses over the long term. In order to reconstitute each Leader Fund as a series of Leader Funds Trust, a corresponding Acquiring Fund has been created as a series of Leader Funds Trust solely for the purpose of continuing the business and operations of the Leader Fund. The investment objective, principal investment strategies, policies and risks of each Leader Fund are the same as those of its corresponding Acquiring Fund. Each Leader Fund will be the accounting survivor of its respective Reorganization.

If shareholders of a Leader Fund approve its Reorganization, then all of the assets of the Leader Fund will be acquired by the corresponding Acquiring Fund, all liabilities of the Leader Fund will be assumed by the Acquiring Fund, and each shareholder’s shares of the Leader Fund will be exchanged for shares of the Acquiring Fund. Consequently, the Reorganizations will permit shareholders of a Leader Fund to become shareholders of the corresponding Acquiring Fund advised by the same investment adviser, with fee and expense levels that will be lower than or equal to the current fee and expense levels of the Leader Fund.

NLFT is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or subadvisers. Leader Funds Trust is a newly registered investment company sponsored and managed by Leader. NLFT is not affiliated with Leader Funds Trust or Leader. NLFT and Leader Funds Trust have different Boards of Trustees. Administration, accounting, transfer agency, distribution and custody services are provided to both the Leader Funds and the Acquiring Funds by Gemini Fund Services, LLC (“GFS”) (administration, accounting and transfer agency), Ceros Financial Services, Inc. (distribution), and Fifth Third Bank (custody).

NLFT believes that each Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of each Reorganization is conditioned upon the receipt by NLFT and Leader Funds Trust of an opinion to such effect from tax counsel to Leader Funds Trust. If a Reorganization so qualifies, shareholders generally will not recognize any gain or loss for federal income tax purposes on the exchange of Leader Fund shares for shares of the corresponding Acquiring Fund in the Reorganization.

Leader will bear the costs associated with the Reorganizations, the Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. AST Fund Solutions (the “Solicitor”) has been retained to provide proxy solicitation services. In addition to solicitations by mail, Leader also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

In approving the Plan for each Reorganization, the NLFT Board considered, among other things, that: (1) the Reorganization was recommended by Leader, and Leader’s belief that a transition of the Leader Funds to a branded family of funds exclusively containing funds managed by Leader will result in more customized distribution support for the Acquiring Funds, thereby resulting in good prospects for increased assets and decreased operating expenses over the long term; (2) the investment objective, principal investment strategies, policies and risks of each Leader Fund are the same as those of the corresponding Acquiring Fund; (3) Leader will continue to provide the day-to-day management of each Acquiring Fund’s portfolio; (5) the investment advisory fee rate for each Acquiring Fund is the same as the advisory fee rate of the applicable Leader Fund as of the most recent fiscal year end; and, (6) each Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Code.

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B.	COMPARISON OF FEES AND EXPENSES

1.	Leader Short Duration Bond Fund

The following summary shows the fees and expenses for the Leader Short Duration Bond Fund based on the Leader Fund’s assets as of May 31, 2018. The corresponding Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, but Other Expenses and Acquired Fund Fees and Expenses for the Acquiring Fund are estimated to be identical to the fees and expenses of the Leader Fund as presented for purposes of this table.

Leader Fund and Acquiring Fund

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	1.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)(1)	None	None	None	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.50%	0.50%	1.00%
Other Expenses	0.40%	0.40%	0.39%	0.40%
Interest and Dividends on Securities Sold Short	0.08%	0.08%	0.06%	0.06%
Remaining Other Expenses	0.32%	0.32%	0.33%	0.34%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.16%	1.66%	1.65%	2.16%
(1)	A contingent deferred sales charge of 1.00% applies on certain redemptions made within 12 months of their purchase date.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

Example

The Example below is intended to help you compare the cost of investing in the Leader Short Duration Bond Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs of investing in the Leader Short Duration Bond Fund and the Acquiring Fund would be the same, as follows, if you redeem your shares:

Leader Short Duration Bond Fund and Acquiring Fund

	One Year	Three Years	Five Years	Ten Years
Class
Institutional Shares	$118	$368	$638	$1,409
Investor Shares	$169	$523	$902	$1,965
Class A Shares	$315	$663	$1,033	$2,075
Class C Shares	$319	$676	$1,159	$2,493

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2.	Leader Total Return Fund

The following summary shows the fees and expenses for the Leader Total Return Fund based on the Leader Fund’s assets as of May 31, 2018. The corresponding Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, but Other Expenses and Acquired Fund Fees and Expenses for the Acquiring Fund are estimated to be identical to the fees and expenses of the Leader Fund as presented for purposes of this table.

Leader Fund and Acquiring Fund

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	1.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)(1)	None	None	None	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, on shares held less than six months)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.50%	0.50%	1.00%
Other Expenses	1.03%	1.03%	1.03%	1.03%
Interest and Dividend Expenses on Securities Sold Short	0.08%	0.08%	0.08%	0.08%
Remaining Other Expenses	0.95%	0.95%	0.95%	0.95%
Acquired Fund Fees and Expenses(2)	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.81%	2.31%	2.31%	2.81%
(1)	A contingent deferred sales charge of 1.00% applies on certain redemptions made within 12 months of their purchase date.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example

The Example below is intended to help you compare the cost of investing in the Leader Total Return Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs of investing in the Leader Short Total Return Fund and the Acquiring Fund would be the same, as follows, if you redeem your shares:

Leader Total Return Fund and Acquiring Fund

	One Year	Three Years	Five Years	Ten Years
Class
Institutional Shares	$184	$569	$980	$2,127
Investor Shares	$234	$721	$1,235	$2,646
Class A Shares	$381	$861	$1,367	$2,756
Class C Shares	$384	$871	$1,484	$3,138

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3.	Leader Floating Rate Fund

The following summary shows the fees and expenses for the Leader Floating Rate Fund based on the Leader Fund’s assets as of May 31, 2018. The corresponding Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, but Other Expenses and Acquired Fund Fees and Expenses for the Acquiring Fund are estimated to be identical to the fees and expenses of the Leader Fund as presented for purposes of this table.

Leader Fund and Acquiring Fund

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees(1)	None	0.38%
Other Expenses	0.77%	0.81%
Acquired Fund Fees & Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.43%	1.85%
Fee Waiver and Reimbursement(3)	(0.42)%	(0.46)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	1.01%	1.39%
(1)	The Fund has limited 12b-1 fees for Investor Class shares to 0.38% for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, through at least September 30, 2020, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, 12b-1 fees, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers, other than the Advisor)) will not exceed 1.00% and 1.00% of each class’s net assets, respectively, for Institutional Shares and Institutional Shares. Expense waivers and reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Any management fees waived or expenses of the Leader Floating Rate Fund that were previously absorbed by the Adviser subject to recoupment are being carried forward to the Acquiring Fund This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the Advisor.

Example

The Example below is intended to help you compare the cost of investing in the Leader Floating Rate Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs of investing in the Leader Floating Rate Fund and the Acquiring Fund would be the same, as follows, if you redeem your shares:

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Leader Floating Rate Fund and Acquiring Fund

Class	One Year	Three Years	Five Years	Ten Years
Institutional Shares	$103	$411	$742	$1,677
Investor Shares	$142	$537	$958	$2,132

C.	PORTFOLIO TURNOVER

Each Leader Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Although portfolio turnover rates vary from year to year due to changing market conditions and other factors, each Acquiring Fund will have the same portfolio manager that has managed the corresponding Leader Fund, which could lead to similar portfolio turnover experience in similar market conditions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Examples above, affect each Fund’s performance. The table below reflects each Leader Fund’s portfolio turnover rate as a percentage of the average value of its portfolio for the most recent fiscal year ended May 31, 2018.

Leader Fund	Portfolio Turnover Rate
Leader Short Duration Bond Fund	325.30%
Leader Total Return Fund	535.81%
Leader Floating Rate Fund	128.78%

D.	COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Each Acquiring Fund was recently created specifically to acquire the assets and assume the liabilities of the corresponding Leader Fund in the Reorganizations. Set forth below are the investment objectives and principal investment strategies for each Leader Fund and its corresponding Acquiring Fund. Each Leader Fund and its corresponding Acquiring Fund have the same investment objective and principal investment strategies.

The investment objective of each Leader Fund and its corresponding Acquiring Fund is not fundamental and may be changed by the NLFT Board or the Board of Trustees of Leader Funds Trust, respectively, without shareholder approval, upon 60 days’ prior written notice to shareholders. The Leader Short Duration Bond Fund will not change its investment policy of investing at least 80% of its net assets, plus any amount of borrowings for investment purposes, in fixed income securities without changing the name of the Fund and providing shareholders with at least 60 days’ advance notice in writing. The Leader Floating Rate Fund will not change its investment policy of investing at least 80% of its net assets, plus any amount of borrowings for investment purposes, in floating rate debt securities without changing the name of the Fund and providing shareholders with at least 60 days’ advance notice in writing. Each Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in the Fund’s prospectus or Statement of Additional Information (“SAI”).

1.	Leader Short Duration Bond Fund

Investment Objective

The primary investment objective of the Leader Short Duration Bond Fund (the “Fund”) is to deliver a high level of current income, with a secondary objective of capital appreciation.

Principal Investment Strategies

The Fund expects to achieve its objectives by investing in a portfolio of investment grade debt securities and non-investment grade (also known as “junk bonds”) debt securities, both domestic and foreign, including emerging markets. The Fund defines emerging market issuers as those found outside of North America, Europe, Japan, Australia and New Zealand. Fixed income securities in which the Fund may invest include foreign and domestic bonds, notes, corporate debt, convertible debt securities, preferred securities, US and foreign government securities, domestic municipal securities, mortgage-backed and asset-backed securities (loan and credit backed securities including collateralized loan obligations (“CLOs”)) and STRIPS (Separate Trading of Registered Interest and Principal of Securities, a type of zero-coupon debt instrument). The Fund’s effective average duration will normally be three years or less. The Fund also may hold cash or cash equivalents, and it may enter into repurchase

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agreements. The Advisor utilizes a fundamental top-down analysis, meaning the Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any amount of borrowings for investment purposes, in fixed income securities. This policy may not be changed without at least 60 days’ advance notice to shareholders in writing. The Fund may invest up to 40% of its assets in lower-quality, high yield bonds rated B or higher by Moody’s Investors Service, Standard & Poor’s Ratings Group, Fitch Ratings, Inc. or other Nationally Recognized Statistical Rating Organization (“NRSRO”) or, if unrated by such NRSROs, determined by the Advisor to be of comparable quality. The Fund also may invest in bonds with the potential for capital appreciation by purchasing these bonds at a larger discount from par value. The Fund may invest up to 20% of its assets, determined at the time of investment, in foreign fixed income securities denominated in foreign currencies. Foreign fixed income securities may be investment grade, below investment grade or unrated. The Fund may invest in U.S. Treasury Government securities with no limit. The Fund may use options and credit default swaps to manage investment risk and liquidity.

The Fund may also sell equity stocks short up to 20% of the Fund’s assets. The Advisor will consider shorting the stock of issuers in which the Fund owns a position in the same issuer’s convertible debt securities. In pursuing its short strategy, the Advisor seeks to tactically take advantage of the price relationship between an issuer’s stock and its convertible securities.

The Fund may invest up to 20% of its assets in floating and variable-rate securities, cash, cash equivalents and fixed income securities other than as described above. The Fund may also invest in other mutual funds that primarily invest in floating rate securities, including funds that are also advised by the Advisor. By keeping some cash or cash equivalents, the Fund may avoid realizing gains and losses from selling investments when there are shareholder redemptions. However, the Fund may have difficulty meeting its investment objectives when holding a significant cash position.

The Advisor will consider a floating or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider: (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature; (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand; and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable rate and floating rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure. Variable and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes.

As noted above, the Fund’s effective average duration will normally be three years or less. Effective duration is a measure of a fixed income security’s average life that reflects the present value of the security’s cash flow, and accordingly, is a measure of price sensitivity to interest rate changes. Effective duration is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the security’s life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years. You can estimate the effect of interest rates on a fixed income fund’s share price by multiplying the fund’s effective duration by an expected change in interest rates. For example, the share price of a fixed income fund with an effective duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.

The Advisor may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate or when other investment opportunities exist that may have more attractive yields. The Advisor may engage in frequent buying and selling of securities to achieve the Fund’s investment objective.

2.	Leader Total Return Fund

Investment Objective

The investment objective of the Leader Total Return Fund (the “Fund”) is to seek income and capital appreciation to produce a high total return.

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Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in domestic and foreign fixed income securities, including issuers from emerging markets, of various maturities and credit qualities that are denominated in U.S. dollars or foreign currencies. Fixed income security types include bonds, convertible debt securities, preferred securities, notes, debentures and other evidence of indebtedness issued by corporations, governments and their agencies or instrumentalities as well as mortgage-backed securities (agency, adjustable rate and collateralized mortgage-backed securities) and asset-backed securities (loan and credit-backed securities including collateralized loan obligations (“CLOs”)). The Fund’s investments in foreign issuers may include issuers from emerging markets. The Fund defines emerging market issuers as those found outside of North America, Europe, Japan, Australia and New Zealand.

Individual securities are purchased without restriction as to maturity or duration; however, the average portfolio duration normally varies within 75% to 125% of the three year average duration of the Morningstar Core Bond Index, which as of May 31, 2018 was 5.59 years. The Fund will normally have an average portfolio duration in between 3.50 to 6.00 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment-grade securities, but may invest up to 40% of its total assets in high yield securities (commonly referred to as “junk bonds”). The Fund defines junk bonds as those rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the Advisor to be of similar credit quality. However, the Fund restricts its junk bond purchases to those rated B3 or higher by Moody’s or B- or higher by S&P, or, if unrated, determined by the Advisor to be of comparable quality. The Fund may invest in U.S. treasury government securities with no limit. Foreign issues denominated in U.S. dollars will be excluded from the 40% allocation limit.

The Fund may also sell equity stocks short up to 20% of the Fund’s total assets. The Advisor will consider shorting the stock of issuers in which the Fund owns a position in the same issuer’s convertible debt securities. In pursuing its short strategy, the Advisor seeks to tactically take advantage of the price relationship between an issuer’s stock and its convertible securities.

The Advisor allocates Fund assets among various fixed income sectors, maturities and specific issues using an opportunistic approach by assessing risk and reward.

•	Sector selection focuses on identifying portions of the fixed income market that the Advisor believes offer the highest yield or expected capital appreciation based upon both credit risk, as measured by the Moody’s, S&P and/or Fitch rating, and on the Advisor’s business cycle and exchange rate forecast.
•	Maturity or yield curve management focuses on selecting securities with maturities that the Advisor believes have the highest yield and/or highest potential capital appreciation, when compared to securities with shorter or longer maturities.
•	Security selection focuses on identifying specific securities that offer the highest yield or expected capital appreciation when compared to a peer group of securities with similar credit quality and maturity.

The Advisor buys securities for either or both their interest income and their potential for capital appreciation, generally resulting from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Advisor may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate or when other investment opportunities exist that may have more attractive yields. The Advisor may engage in frequent buying and selling of securities to achieve the Fund’s investment objective.

3.	Leader Floating Rate Fund

Investment Objective

The primary investment objective of the Leader Floating Rate Fund (the “Fund”) is to deliver a high level of current income, with a secondary objective of capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any amount of borrowings for investment purposes, in floating rate debt securities. For the purposes of the Fund’s 80% investment policy, the Fund defines the following US dollar denominated domestic and foreign floating rate securities as floating rate debt securities:

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•	bonds and corporate debt
•	bank loans and bank loan participations
•	agency and non-agency commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”)
•	collateralized loan obligations (“CLOs”) that are backed by domestic and foreign floating rate debt obligations
•	collateralized debt obligations (“CDOs”) that are backed by domestic and foreign floating rate debt obligations
•	US government securities

The Fund invests in floating rate debt securities with an interest rate that resets quarterly) based on the London Interbank Offered Rate (“LIBOR”). The Fund allocates assets across floating rate debt security types without restriction, subject to its 80% floating rate debt policy. The Fund’s investments in foreign issuers may include issuers from emerging markets. The Fund defines emerging market issuers as those found outside of North America, Europe, Japan, Australia and New Zealand.

While the Fund invests without restriction as to the maturity of any single debt security, the Fund’s portfolio average effective duration (a measure of interest rate risk similar to maturity) will be one year or less. When the Fund invests in debt securities, each security must be rated no lower than the A category by Standard & Poor’s Ratings Group, Moody’s Investors Service or Fitch Ratings, Inc. If a debt security is downgraded to below an A rating, the Fund will sell such security within 30 days.

The Fund invests principally in floating rate US dollar denominated foreign and domestic bonds, corporate debt, bank loans, bank loan participations, commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), and collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”) that are backed by domestic and foreign floating rate debt obligations, and US government securities. CMBS, RMBS, CLOs, and CDOs are single-purpose investment vehicles that hold baskets of loans and issue securities that are paid from the cash flows of the underlying loans. Investors purchase a particular class of securities called a tranche (a French word for slice). The Fund invests in both senior and subordinate debt tranches of CLOs, CDOs, RMBS and CMBS. Senior tranches are structured so they are first in line to receive payments from the underlying pool of loans, while subordinate tranches are lower in payment priority. Tranches rated A are typically no lower than third in payment priority and in all cases are not lowest in payment priority. The tranches receive payments from the principal and interest payments made by underlying borrowers in accordance to the rank of the tranche. Normally, CMBS, RMBS, CLOs, and CDOs have multiple tranches with investors in the bottom tranches having last priority to receive payment. By investing in A rated or better debt tranches, the Fund will not be less than third in priority for payment. Loans and loan participations may be unsecured which means that they are not collateralized by any specific assets of the borrower. The Fund does not purchase floating rate securities with subordinate underlying loans or debt obligations.

The Advisor utilizes a fundamental top-down analysis, meaning the Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections for the Fund. The Fund only invests in CLO and CDO tranches that are managed by managers that the Advisor believes are above-average when compared to their peers. The Advisor selects managers it ranks as either Tier 1 or Tier 2 according to the Advisor’s proprietary ranking system; and excludes lower-rated managers. This system ranks managers based upon years of experience, performance history, and depth of staff. Each security is evaluated according to the Advisor’s investment process that not only includes an analysis of the macro-economic environment, but also evaluates each particular security’s structural nuances, credit metrics, and value relative to similar alternative securities that may be offered from time to time.

The Advisor may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate, its credit rating is downgraded (including, as described above, sales required when a security is downgraded to below an A rating), when it determines that the underlying credit has been impaired such that a future downgrade is likely, or when other investment opportunities exist that may have more attractive yields. As a result of its trading strategy, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover and commissions than many investment companies.

The Fund uses effective duration to measure interest rate risk. While the Fund invests without restriction as to the maturity of any single debt security, the Fund’s portfolio average effective duration (a measure of interest rate risk similar to maturity) will be one year or less. Effective duration is a measure of a fixed income security’s price sensitivity to interest rate changes. Effective duration is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the nature of the cash flows generated over the security’s life. The Fund defines the effective duration of a floating rate security as the time remaining to its next interest rate reset.

Temporary Investments: To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These

11

short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, it may not achieve its investment objective. Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because a Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

E.	COMPARISON OF PRINCIPAL RISKS

Each Leader Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies and invest in the same types of securities. As a result, the principal risks associated with an investment in each Leader Fund and its corresponding Acquiring Fund are the same. The principal risks of investing in the Leader Short Duration Bond Fund, Leader Total Return Fund and Leader Floating Rate Fund, before and after the proposed Reorganizations, are identified in the following table. The identified principal risks are discussed in more detail below.

	Leader Short Duration Bond Fund	Leader Total Return Fund	Leader Floating Rate Fund
Affiliated Fund Risk	X
Asset-Backed Risk	X	X
CLO and CDO Risk	X		X
CLO Risk		X
Convertible Debt Securities Risk	X	X
Credit Default Swap Risk	X
Credit Risk	X	X	X
Currency Risk	X	X
Derivatives Risk	X
Distribution Risk			X
Emerging Markets Risk	X	X	X
Foreign Risk	X	X	X
Government Securities Risk	X	X	X
High-Yield Bond Risk	X	X
Interest Rate Risk	X	X	X
Issuer-Specific Risk	X	X
Legislative Change Risk	X
Liquidity Risk	X	X	X
Loan and Loan Participation Risk			X
Management Risk	X	X	X
Market Risk	X	X	X
Mortgage-Backed Securities Risk	X	X	X
Municipal Securities Risk	X
Portfolio Turnover Risk	X	X	X
Preferred Security Risk	X	X
Regulatory Risk			X
Repurchase Agreement Risk	X
Short Sale Risk	X	X
STRIPS Risk	X
Variable and Floating Rate Securities Risk	X

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Affiliated Fund Risk. Investments in other investment companies, including an affiliated fund, are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an affiliated fund and may be higher than other mutual funds that invest directly in stocks and bonds. The Advisor may receive management or other fees from an affiliated fund in which the Fund may invest. It is possible that a conflict of interest among the Fund and an affiliated fund could affect how the Advisor fulfills its fiduciary duties to the Fund and an affiliated fund.

Asset-Backed Risk. The default rate on underlying asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates.

CLO and CDO Risk. CLOs and CDOs are securities backed by an underlying portfolio of loan and debt obligations, respectively. CLOs and CDOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO and CDO securities as a class. Investments in CLO and CDO securities may be riskier and less transparent than direct investments in the underlying loans and debt obligations.

The risks of investing in CLOs and CDOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO or CDO, respectively, in which the Fund invests. The tranches in a CLO or CDO vary substantially in their risk profile. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. As a result, the senior tranches of a CLO or CDO generally have a higher credit rating and offer lower coupon rates than the junior tranches, which offer higher coupon rates to compensate for their higher default risk. The CLOs and CDOs in which the Fund may invest may incur, or may have already incurred, debt that is senior to the Fund’s investment. CLOs and CDOs also carry risks including, but not limited to, interest rate risk and credit risk.

Investments in CLOs and CDOs may be subject to certain tax provisions that could result in the Fund incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs and CDOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Fund experiences with respect to its CLO and CDO investments may be an indication of future realized losses.

The senior tranches of certain CLOs and CDOs in which the Fund invests may be concentrated in a limited number of industries or borrowers, which may subject those CLOs and CDOs, and in turn the Fund, to the risk of significant loss if there is a downturn in a particular industry in which the CLO or CDO is concentrated.

The application of risk retention rules to CLOs and CDOs may affect the overall CLO and CDO market, resulting in fewer investment opportunities for the Fund.

Convertible Debt Securities Risk. Convertible debt securities subject the Fund to the risks associated with both fixed-income securities and equity securities. If a convertible debt security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible debt security will tend to fluctuate directly with the price of the underlying equity security.

Credit Default Swap Risk. CDS are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. The issuer of a fixed income security may not be able to make interest or principal payments when due, resulting in losses to the Fund. Generally, the lower the credit rating of a security, the greater the risk is that the issuer will default on its obligation. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Credit risks associated with Auction Rate Securities (“ARS”) mirror those of other bond issues in terms of default risk associated with the issuers. Because ARS do not carry a put feature allowing the bondholder to require the purchase of the bonds by the issuer or a third party, they are very sensitive to changes in credit ratings and normally require the highest ratings (e.g., AAA/Aaa) to make them marketable.

Currency Risk. Foreign currency investing through non-U.S. dollar denominated investments involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than

13

one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Derivatives Risk. When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or futures or designating liquid assets to cover such financial exposure. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. Derivatives may be illiquid and the market for derivatives is largely unregulated. The use of derivatives may not always be a successful strategy and using them could lower the Fund’s return.

Distribution Risk. There is a risk that shareholders may not receive distributions from the Fund or that such distributions may not grow or may be reduced over time, including on a per share basis. The Fund may have difficulty paying out distributions if income from its investments is recognized before or without receiving cash representing such income.

Emerging Markets Risk. The Fund may invest in countries with newly organized or less developed securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.

Foreign Risk. The Fund could be subject to greater risks because the Fund’s performance may depend on factors other than the performance of securities of U.S. issuers. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. dollars and U.S. Issuers. The value of foreign currency denominated securities or foreign currency contracts is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments, including foreign currency denominated investments, may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issuers, whether denominated in U.S. dollars or foreign currencies, could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. The withdrawal of the United Kingdom from the European Union (so-called Brexit) may create greater economic uncertainty for European debt issuers and negatively impact their credit quality. Securities subject to these risks may be less liquid than those that are not subject to these risks.

Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Fund’s shares will not fluctuate.

High-Yield Bond Risk. Lower-quality bonds, known as high-yield bonds or “junk bonds,” present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease, and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the Fund’s share price. The ability of governments to repay their obligations is adversely impacted by default, insolvency, bankruptcy or by political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, civil war, social instability and the impact of these events and circumstances on a country’s economy and its government’s revenues. Therefore, government bonds can present a significant risk. Governments may also repudiate their debts in spite of their ability to pay. The Fund’s ability to recover from a defaulting government is limited because that same government may block access to court-mandated legal remedies or other means of recovery.

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Interest Rate Risk. The value of the Fund may fluctuate based on changes in interest rates and market conditions. As interest rates rise, the value of income producing instruments may decrease. This risk increases as the term of the note increases. Income earned on floating- or variable-rate securities will vary as interest rates decrease or increase. However, the interest rates on variable-rate securities, as well as certain floating-rate securities whose interest rates are reset only periodically, can fluctuate in value as a result of interest rate changes when there is an imperfect correlation between the interest rates on the securities and prevailing market interest rates.

Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller sized issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Legislative Change Risk. Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities.

Liquidity Risk. Liquidity risk is the risk that a security cannot be sold or replaced quickly at or very close to its market value. The Fund’s ability to sell a position in a security prior to maturity depends, in part, on the existence of a liquid secondary market for such a security. Some securities may have few market-makers and low trading volume, which tends to increase transaction costs and may make it difficult for the Fund to dispose of a security at all or at a price which represents current or fair market value.

Loan and Loan Participation Risk. The secondary market for loans and loan participations is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans and loan participations are generally subject to contractual restrictions that must be satisfied before a loan or loan participations can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and loan participations and may negatively impact the transaction price. It may take longer than seven days for transactions in loans and loan participations to settle. The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders. Loan participations are indirectly subject to default risk of the bank granting the participation. Such a default will likely delay the Fund’s access to the cash flows from underlying loan. Loans and loan participations may be unsecured which means that they are not collateralized by any specific assets of the borrower.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws.

Management Risk. The strategy used by the Advisor may fail to produce the intended results. The ability of the Fund to meet its investment objectives is directly related to the Advisor’s investment strategies for the Fund. Your investment in the Fund varies with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular security in which the Fund invests may prove to be incorrect and may not produce the desired results. If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost. The Fund’s board of trustees may change Fund operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse.

Market Risk. Overall fixed income market risks may affect the value of individual securities in which the Fund invests. The Fund invests in securities which may be more volatile and carry more risk than some other forms of investment. Security prices in general may decline over short or even extended periods of time. Market prices of securities and broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in economic growth rates, global interest rate levels, market conditions and political events. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Uncertainty relating to the LIBOR calculation process may adversely affect the value of the Fund’s investments in floating rate debt securities that are indexed to LIBOR.

Mortgage-Backed Securities Risk. When the Fund invests in RMBS and CMBS, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. Securities subject to prepayment risk, such as RMBS and CMBS, generally offer less potential for gains when interest rates decline and may offer a greater potential for loss when interest rates rise. When interest

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rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Prepayment risk as well as the risk that the structure of certain MBS may make their reaction to interest rates and other factors difficult to predict, making their prices volatile. Generally, rising interest rates tend to be associated with longer MBS maturities because borrower prepayment rates tend to decline when rates rise. As a result, in a period of rising interest rates, MBS exhibit additional volatility, known as extension risk.

The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. RMBS default rates tend to be sensitive to these conditions and to home prices. CMBS default rates tend to be sensitive to overall economic conditions and to localized commercial property vacancy rates and prices. Any unrealized losses the Fund experiences with respect to its RMBS and CMBS investments may be an indication of future realized losses. Mortgage-backed securities are susceptible maturity risk because issuers of securities held by the Fund are able to prepay principal due on these securities, particularly during periods of declining interest rates.

o	The value of CMBS is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) and the availability of financing.
o	RMBS are subject to prepayment risk and extension risk. If interest rates rise, there may be fewer prepayments, which would cause an RMBS’s average maturity to rise, increasing the potential for the Fund to lose money. If interest rates fall, there may be faster prepayments, which would cause an RMBS’s average maturity to decline, increasing the risk that the Fund will have reinvest prepayment proceeds at lower interest rates and causing the RMBS’s to exhibit increased volatility, known as extension risk.
o	Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency MBS”. Non-agency MBS generally are a greater credit risk than MBS issued by the U.S. government, and the market for non-agency MBS is smaller and less liquid than the market for government issued MBS.

Municipal Securities Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. Investments in inverse floating rate securities typically involve greater risk than investments in municipal bonds of comparable maturity and credit quality and their values are more volatile than municipal bonds due to the leverage they entail.

Portfolio Turnover Risk. The frequency of the Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance. The Fund’s portfolio turnover is expected to be over 100% annually, as the Fund is actively traded.

Preferred Security Risk. The value of preferred securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred securities are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Regulatory Risk. Changes in laws or regulations governing the Fund’s operations may adversely affect the Fund or cause an alteration in the Fund’s strategy. The SEC has raised questions regarding certain non-traditional investments, including CLOs.

Repurchase Agreement Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement.

Short Sale Risk. If a security sold short or other instrument increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Fund may not achieve the desired result of risk mitigation in the implementation of the short sale strategy.

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The Fund also may be required to pay a commission and other transactional and ongoing costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. The timing of redemption requests may require unfavorable timing of the disposal of a short position which may impact the Fund’s return.

STRIPS Risk. STRIPS are a type of zero coupon bond. Zero coupon bonds do not make periodic interest payments. Instead, they are sold at a discount from their face value and can be redeemed at face value when they mature. The market value of a zero coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that make periodic interest payments. Zero coupon bonds may also respond to changes in interest rates to a greater degree than other fixed income securities with similar maturities and credit quality.

Variable and Floating Rate Securities Risk. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by them do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Variable and floating rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and the Fund may not benefit from increasing interest rates for a significant period of time.

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Cybersecurity: The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate their NAV; impediments to trading; the inability of a Fund, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

F.	REPOSITIONING COSTS

The Reorganizations are not expected to result in the repositioning of the portfolios of the Leader Funds.

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G.	COMPARISON OF FUNDAMENTAL INVESTMENT POLICIES

The 1940 Act requires each of the Leader Funds and the Acquiring Funds to adopt fundamental investment policies relating to diversification, borrowing, issuing senior securities, underwriting, investing in real estate, investing in physical commodities, making loans, and concentrating in particular industries. Fundamental investment policies of a fund cannot be changed without shareholder approval. The fundamental investment policies of each Leader Fund are the same as the fundamental investment policies of its corresponding Acquiring Fund.

H.	PERFORMANCE INFORMATION

The Acquiring Funds have not commenced operations and thus have no performance history. Each Acquiring Fund will adopt the performance history of its corresponding Leader Fund at the closing of the Reorganizations. Performance information for the Leader Funds is presented in the Leader Funds’ prospectus, in each Fund Summary section under “Performance,” and more current performance information is available at www.leadercapital.com or by calling (800) 711-9164.

Attached as Appendix C to this Proxy Statement are the Financial Highlights for the most recently ended fiscal year (May 31, 2018) and semi-annual fiscal period (November 30, 2018) for each Fund.

I.	COMPARISON OF DISTRIBUTION AND PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

Distribution

Ceros Financial Services, Inc. (the “Distributor”) is the distributor and principal underwriter of each Leader Fund’s shares and each Acquiring Fund’s shares. The Distributor is located at 1445 Research Boulevard, Suite 530, Rockville, MD 20850. The services provided by the Distributor to the Acquiring Funds are expected to be substantially similar to the services provided by the Distributor to the Leader Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Under a Distribution Agreement with Leader Funds, the Distributor acts as the agent of Leader Funds in connection with the continuous offering of shares of each Leader Fund, and under a Distribution Agreement with Acquiring Funds, Distributor will act as the agent of Acquiring Funds in connection with the continuous offering of shares of each Acquiring Fund.

NLFT and Leader Funds Trust, with respect to the Leader Short Duration Bond Fund and the Leader Total Return Fund, has adopted NLFT’s Master Distribution and Shareholder Servicing Plans for Class A, Class C, and Investor Class shares (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act which allows each Fund to pay the Distributor an annual fee for distribution and shareholder servicing expenses of 0.50%, 1.00%, and 0.50% of Fund’s average daily net assets attributable to Class A, Class C, and Investor Class shares, respectively. NLFT, with respect to the Leader Floating Rate Fund, has adopted NLFT’s Master Distribution and Shareholder Servicing Plan for Investor Class shares (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act which allows the Fund to pay the Distributor an annual fee for distribution and shareholder servicing expenses of 0.50% of Fund’s average daily net assets attributable to Investor Class shares. For the current fiscal year ending May 31, 2019, the NLFT Board has authorized a rate of 0.38% for Investor Class shares. Leader Funds Trust has adopted substantially similar distribution and shareholder servicing plans pursuant to Rule 12b-1 of the 1940 Act with respect to each of the corresponding Acquiring Funds.

The Distributor and other entities are paid pursuant to the Plans, for distribution and shareholder servicing provided and the expenses borne by the Distributor and others in the distribution of Investor Class, Class A, and Class C Fund shares, as applicable for each Leader Fund, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses. You should be aware that if you have your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

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The Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

Purchase, Redemption and Exchange Procedures.

Purchase Procedures. The purchase procedures for the Leader Funds and the Acquiring Funds are substantially similar. The Leader Short Duration Bond Fund and the Leader Total Return Fund and each of their corresponding Acquiring Funds offer four classes of shares: Class A, Class C, Institutional Class and Investor Class. The Leader Floating Rate Fund and its corresponding Acquiring Fund offer two classes of shares: Institutional Class and Investor Class shares. The main difference between the share classes are the minimum investment, ongoing fees and sales charges. Class A, Class C and Investor Class shares pay an annual fee of 0.50%, 1.00% and 0.50%, respectively, for distribution expenses pursuant to a plan under Rule 12b-1, and Institutional Class shares do not pay such fees. Shares of each Fund may be purchased by check, by wire transfer of funds via a bank, or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders.

The minimum initial and minimum subsequent investment amounts for each Class of shares of the Leader Funds and the Acquiring Funds are the same. Class A, Class C and Investor Class shares of the Leader Funds and each Acquiring Fund have a minimum initial investment of $2,500, and a minimum subsequent investment of $100. Institutional Class shares of the Leader Short Duration Bond Fund and the Leader Floating Rate Fund and each corresponding Acquiring Fund have a minimum initial investment of $2,000,000 and there is no minimum for subsequent investments. Institutional Class shares of the Leader Total Return Fund and its corresponding Acquiring Fund have a minimum initial investment of $100,000 and there is no minimum for subsequent investments. The initial investment minimum may be waived for persons affiliated with the Advisor and its affiliated entities and for clients of the Advisor and accounts related to such Advisor clients. Lower minimum initial and additional investments may also be applicable if the shares are purchased through a financial intermediary or retirement account. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Funds.

Class A Shares: Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The Funds reserve the right to waive sales charges. The following sales charges apply to your purchases of Class A shares of a Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance(2)
Less than $50,000	1.50%	1.52%	1.50%
$50,000 but less than $250,000	1.00%	1.01%	1.00%
$250,000 but less than $500,000	0.50%	0.51%	0.50%
$500,000 or more	None	None	None
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.
(2)	Represents amount of sales charge retained by the selling broker-dealer.

Class C Shares: Class C shares are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

The Advisor will advance to, or reimburse, a Fund up to 1.00% in connection with 12b-1 fees advanced to authorized broker-dealers on purchases of Class C shares. However, when the Advisor makes such a payment, the respective Class C shares are subject to a CDSC on shares redeemed within 12 months of their purchase in the amount advanced to recover commissions paid to your broker-dealer.

Investor Class Shares: Investor Class Shares of each Fund are sold at NAV without an initial sales charge. Investor Class shares pay up to 0.50% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of an Investor Class shareholder’s investment and may cost more than other types of sales charges.

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Institutional Shares: Institutional Shares are sold without any initial sales charge to the following:

1)	Accounts for which the Advisor or any of its affiliates act as fiduciary, agent, investment advisor or custodian and clients of the Advisor’s affiliates.
2)	Institutional investors (such as qualified retirement plans, wrap fee plans and other programs charging asset-based fees) with a minimum initial investment of $10,000 that have received authorization from the Advisor.
3)	Advisory clients of a registered investment advisor with a fee-based asset management account.
4)	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Advisor.

Redemption Procedures. The redemption procedures for the Leader Funds and the Acquiring Funds are substantially similar. The Leader Funds and the Acquiring Funds permit redemptions by mail and by telephone. If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service. Additionally, each Fund also has reserved the right to redeem shares “in kind” in certain circumstances.

Exchange Procedures. Shares of a Leader Fund may be exchanged without payment of any exchange fee for shares of any other Leader Fund of the same class at their respective net asset values. Shares of an Acquiring Fund may be exchanged without payment of any exchange fee for shares of any other Acquiring Fund of the same class at their respective net asset values.

Frequent Transactions. Please refer to Appendix B for additional information regarding the Acquiring Funds’ policies regarding frequent transactions and purchase, redemption and exchange procedures, which are substantially similar to those of the Leader Funds.

J.	KEY INFORMATION ABOUT THE PROPOSALS

The following is a summary of key information concerning the proposed Reorganizations. Keep in mind that more detailed information appears in the Plan, the form of which is attached to this Proxy Statement as Appendix A.

1.	Summary of the Proposed Reorganizations

At the Meeting, the shareholders of each Leader Fund will be asked to approve the Plan to reorganize the applicable Leader Fund into its corresponding Acquiring Fund. Each Acquiring Fund is a newly organized fund that will commence operations upon the closing of the applicable Reorganization. If the Plan is approved by the shareholders of a Leader Fund and its Reorganization is completed, the applicable Leader Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for (i) a number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Leader Fund as of the close of business on the closing day of the Reorganization (the “Closing”), and (ii) the assumption by the corresponding Acquiring Fund of all of the Leader Fund’s liabilities. Immediately thereafter, the applicable Leader Fund will distribute the shares of the corresponding Acquiring Fund received in the exchange to its shareholders in proportion to the relative net asset values of their holdings of shares of the Leader Fund, by instructing the Acquiring Fund’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts, in complete liquidation of the Leader Fund. Shares will be held in book entry form only. Certificates evidencing Acquiring Fund shares will not be issued to the corresponding Leader Fund’s shareholders.

The holding period for each Leader Fund’s shares will carry over to the corresponding Acquiring Fund shares received by shareholders in the applicable Reorganization for purposes of determining the application of any sales charges or limitations on exchanges. Upon completion of a Reorganization, each shareholder of the applicable Leader Fund will own a number of full and fractional shares of the corresponding Acquiring Fund equal in aggregate net asset value to the aggregate net asset value of such shareholder’s shares of the Leader Fund at the time of the exchange.

Until the Closing, shareholders of each Leader Fund will continue to be able to redeem their shares at the net asset value per share (“NAV per share”) next determined after receipt by the Leader Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the corresponding Acquiring Fund received by the shareholder in connection with the applicable Reorganization. After a Reorganization, all of the issued and outstanding shares of the applicable Leader Fund will be canceled on the books of the Leader Fund and the transfer books of the Leader Fund will be permanently closed. If a Reorganization is completed, shareholders will be free to redeem the shares of the applicable Acquiring Fund that they receive in the transaction at their then-current NAV per share. Shareholders of the

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Leader Funds may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to a Reorganization or exchanging such shares for shares of the corresponding Acquiring Fund in a Reorganization.

Each Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the applicable Leader Fund and the receipt of a legal opinion from counsel to Leader Funds Trust with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, each Reorganization is expected to be effective on or about June 14, 2019, or such other date agreed upon by Leader Funds Trust and NLFT.

The expenses associated with the proposed Reorganizations will be borne by the Leader Funds, including the costs relating to the Meeting and to preparing and filing the registration statement that includes this Proxy Statement. The Leader Funds also will incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials.

The Plan with respect to the Reorganization of any Leader Fund may be amended by the mutual consent of the NLFT Board and the Board of Trustees of Leader Funds Trust, notwithstanding approval of the Plan by the Leader Fund’s shareholders, provided that no such amendment after such approval may have a material adverse effect on those shareholders’ interests without their further approval. In addition, the Plan with respect to the Reorganization of any Leader Fund may be terminated at any time prior to the Closing by the NFLT Board or the Board of Trustees of Leader Funds Trust if, among other reasons, the NLFT Board or the Board of Trustees of Leader Funds Trust determines that the Reorganization is not in the best interest of its shareholders.

2.	Description of the Acquiring Funds’ Shares

Each Acquiring Fund’s shares issued to the shareholders of the corresponding Leader Fund pursuant to the applicable Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights. Each Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share of the relevant Acquiring Fund next determined after receipt of the purchase or redemption request, as described in each Acquiring Fund’s Prospectus.

3.	Board Considerations Related to the Proposed Reorganizations

At a meeting of the NLFT Board held on February 26, 2019, Leader recommended that the Trustees of the NLFT Board (the “NLFT Trustees”) approve the Reorganization of each Leader Fund. At the meeting, the NLFT Trustees reviewed detailed information regarding each proposed Reorganization from the point of view of the interests of the applicable Leader Fund and its shareholders. The NLFT Trustees unanimously approved the Plan.

At the February meeting, Leader indicated to the Board that it views a transition of the Leader Funds to a branded family of funds exclusively containing funds managed by Leader as important to a strategic plan that Leader believes will result in more customized distribution support for the Acquiring Funds, thereby resulting in good prospects for increased assets and decreased operating expenses over the long term. Leader explained that Leader Funds Trust may create additional series in the future and noted Leader’s desire to establish a stand-alone format for the Leader branded family of funds, as well as the commitment of Leader to expand distribution efforts with respect to those funds.

In approving each proposed Reorganization, the NLFT Trustees (with the advice and assistance of counsel) also considered, among other things that:

•	the terms of the Reorganizations, including the anticipated tax-free nature of the transaction for the Leader Fund and its shareholders;

•	the investment objective, principal investment strategies, policies and risks of each Leader Fund are the same as those of the corresponding Acquiring Fund;

•	the portfolio manager of each Leader Fund will continue as portfolio manager of the corresponding Acquiring Fund;

•	the advisory fees to be paid to Leader by each Acquiring Fund under the Acquiring Fund’s investment advisory agreement would be the same as those paid to Leader under the corresponding Leader Fund’s investment advisory agreement;

•	Leader had agreed to enter into an expense limitation agreement comparable to the Leader Floating Rate Fund’s current expense limitation agreement;

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•	although the boards of trustees of NLFT and Leader Funds Trust are different, administration, accounting, transfer agency, distribution, and custody services are provided to both the Leader Funds and the Acquiring Funds by Gemini Fund Services, LLC (administration, fund accounting and transfer agency), Ceros Financial Services, Inc. (distribution) and Fifth Third Bank (custody);

•	no Reorganization would result in the dilution of shareholders’ interests;

•	each proposed Reorganization will be submitted to the shareholders of the Leader Fund for their approval;

•	shareholders of a Leader Fund who do not wish to become shareholders of the corresponding Acquiring Fund may redeem their Leader Fund shares before the Reorganization; and

•	operating the Leader Funds in a proprietary trust, with no competing or unaffiliated funds, could result in growth of assets (which may reduce shareholder expenses) as a result of enhanced branding opportunities and a focus on the Advisor’s philosophy and goals.

The NLFT Board noted that each Leader Fund is subject to certain NLFT Board-established investment limitations regarding the ability to sell securities short as a percentage of each Leader Fund’s assets, the types of securities that may be sold short and the percentage of each Leader Fund’s assets that may be invested in privately offered securities. The NLFT Board further noted that the Leader Funds Trust may adopt different investment policies or restrictions regarding selling securities short and investing in privately offered securities or may adopt no limits other than those that may be imposed by the 1940 Act and the rules thereunder.

Based on all of the foregoing, the NLFT Board, including a majority of the NLFT Independent Trustees, approved the Reorganization of each Leader Fund, subject to shareholder approval, and concluded that each Leader Fund’s participation in the applicable proposed Reorganization would not dilute the interests of the Leader Fund’s existing shareholders.

4.	Federal Income Tax Consequences

For each year of its existence as a series of NLFT, each NLFT Fund has had in effect an election to be, and NLFT believes it has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, NLFT believes each Leader Fund has been, and expects to continue through the Closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of each Reorganization, NLFT will receive an opinion of counsel to Leader Funds Trust substantially to the effect that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. Provided that a Reorganization so qualifies, the tax opinion mentioned above also will be substantially to the effect that for federal income tax purposes, with respect to that Reorganization:

•	The applicable Leader Fund and the corresponding Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	No gain or loss will be recognized by the applicable Leader Fund in the Reorganization on the transfer of all its assets to the corresponding Acquiring Fund solely in exchange for shares of that Acquiring Fund and the assumption by that Acquiring Fund of all of the liabilities of that Leader Fund, or upon the distribution of shares of that Acquiring Fund to the shareholders of that Leader Fund in complete liquidation of the Leader Fund, except for (A) gain or loss that may be recognized with respect to “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•	The tax basis in the hands of the applicable Acquiring Fund of each asset transferred from the corresponding Leader Fund to that Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of that Leader Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by that Leader Fund on the transfer;

•	The holding period in the hands of the applicable Acquiring Fund of each asset transferred from the corresponding Leader Fund to that Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is
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required to be recognized, will include in each instance the period during which such asset was held by that Leader Fund;

•	No gain or loss will be recognized by the applicable Acquiring Fund upon its receipt of all of the assets of the corresponding Leader Fund solely in exchange for shares of that Acquiring Fund and the assumption by that Acquiring Fund of all of the liabilities of that Leader Fund;

•	No gain or loss will be recognized by the shareholders of the applicable Leader Fund upon the exchange of all of their shares of that Leader Fund for shares of the corresponding Acquiring Fund as part of the applicable Reorganization;

•	The aggregate tax basis of the shares of the applicable Acquiring Fund that each shareholder of the corresponding Leader Fund receives in the applicable Reorganization will equal the aggregate tax basis of the shares of that Leader Fund surrendered in exchange therefor;

•	The holding periods of the shares of each Acquiring Fund received by each shareholder of the corresponding Leader Fund in the applicable Reorganization will include holding periods of the shares of the Leader Fund surrendered in exchange therefor, provided that those shares of the Leader Fund are held by that shareholder as capital assets on the date of the exchange;

•	The taxable year of the Leader Fund will not end as a result of the Reorganization; and

•	Each Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury (“Treasury Regulations”)) the items of the corresponding Leader Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

In rendering each opinion, counsel will rely upon, among other things, certain facts, assumptions and representations of NLFT, Leader Funds Trust, the applicable Leader Fund and the applicable Acquiring Fund. The condition that the parties to each Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with any Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Although NLFT is not aware of any adverse state income tax consequences, NLFT has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

For U.S. federal income tax purposes, net capital losses recognized by a fund in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. For U.S. federal income tax purposes, each fund’s capital losses that arose in taxable years beginning on or before December 22, 2010 can generally be carried forward for a maximum of eight years to offset future capital gains. Carryforwards of losses from taxable years that began after December 22, 2010 must be fully utilized before a regulated investment company may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred. By reason of the Reorganizations, the Acquiring Funds will succeed to and take into account any capital loss carryforwards of the respective Leader Funds. The Reorganizations are not expected to result in limitations on the Acquiring Funds’ ability to use the capital loss carryforwards of the respective Leader Funds. As of November 30, 2018, the Leader Short Duration Bond Fund had approximately $77 million in capital loss carryforwards and the Leader Total Return Fund had approximately $33 million in capital loss carryforwards. The proposed reorganizations should not materially affect either Fund from using such losses in the future, subject to the discussion above.

5.	Comparison of Forms of Organization and Shareholder Rights

Set forth below is a discussion of the material differences between the Funds and the rights of their shareholders.

Governing Law. Each Leader Fund is a separate series of NLFT, which is organized as a Delaware statutory trust. Each Acquiring Fund is a separate series of Leader Funds Trust, which also is organized as a Delaware statutory trust. Each Leader Fund and Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest. NLFT’s

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operations are governed by its Agreement and Declaration of Trust, By-Laws and applicable state law, and Leader Funds Trust’s operations are governed by its Agreement and Declaration of Trust, By-Laws and applicable state law.

Shareholder Liability. Under the Delaware Statutory Trust Act, shareholders of the Leader Funds and the Acquiring Funds are entitled to the same limitations of personal liability as is extended to shareholders of a corporation organized for profit under the Delaware General Corporation Law.

Board of Trustees. Each Reorganization will result in a change in the board of trustees governing the applicable Fund because the trustees of Leader Funds Trust are different from the trustees of NLFT. The NLFT Board has six trustees, none of whom is an “interested person”, as that term is defined under the 1940 Act, of NLFT. For more information, refer to the SAI for the Leader Funds dated September 28, 2018, as supplemented to date, which is incorporated by reference into this Proxy Statement.

The Board of Trustees of Leader Funds Trust has four trustees, one of whom is an “interested person” of Leader Funds Trust. For more information, refer to the SAI dated April 30, 2019 relating to this Proxy Statement, which is incorporated by reference into this Proxy Statement.

The officers of NLFT also are different from the officers of Leader Funds Trust.

6.	Capitalization

The capitalization of each Leader Fund as of April 1, 2019, and the corresponding Acquiring Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

Leader Short Duration Bond Fund
(unaudited)	Leader Fund	Pro forma Acquiring Fund
Net Assets – Class A	$ 6,894,458.51	$ 6,894,458.51
Net Assets – Class C	$ 3,419,455.60	$ 3,419,455.60
Net Assets – Institutional Class	$ 48,958,633.31	$ 48,958,633.31
Net Assets – Investor Class	44,775,318.75	$ 44,775,318.75
Shares Outstanding – Class A	777,665.291	777,665.291
Shares Outstanding – Class C	385,025.776	385,025.776
Shares Outstanding – Institutional Class	5,464,899.357	5,464,899.357
Shares Outstanding – Investor Class	5,039,715.338	5,039,715.338
Net Asset Value per Share - Class A	$ 8.87	$ 8.87
Net Asset Value per Share - Class C	$ 8.88	$ 8.88
Net Asset Value per Share – Institutional Class	$ 8.96	$ 8.96
Net Asset Value per Share – Investor Class	$ 8.88	$ 8.88

Leader Total Return Fund
(unaudited)	Leader Fund	Pro forma Acquiring Fund
Net Assets – Class A	$ 7,721,229.70	$ 7,721,229.70
Net Assets – Class C	$ 899,080.67	$ 899,080.67
Net Assets – Institutional Class	$15,085,336.30	$15,085,336.30
Net Assets – Investor Class	$10,533,647.91	$10,533,647.91
Shares Outstanding – Class A	781,431.250	781,431.250
Shares Outstanding – Class C	90,296.409	90,296.409
Shares Outstanding – Institutional Class	1,526,917.176	1,526,917.176
Shares Outstanding – Investor Class	1,062,453.462	1,062,453.462
Net Asset Value per Share – Class A	$ 9.88	$ 9.88
Net Asset Value per Share – Class C	$ 9.96	$ 9.96
Net Asset Value per Share – Institutional Class	$ 9.88	$ 9.88
Net Asset Value per Share – Investor Class	$ 9.91	$ 9.91

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Leader Floating Rate Fund

(unaudited)	Leader Fund	Pro forma Acquiring Fund
Net Assets – Institutional Class	$ 163,134,317.95	$163,134,317.95
Net Assets – Investor Class	$ 25,265,059.54	$ 25,265,059.54
Shares Outstanding – Institutional Class	16,234,835.816	16,234,835.816
Shares Outstanding – Investor Class	2,515,953.969	2,515,953.969
Net Asset Value per Share – Institutional Class	$ 10.05	$ 10.05
Net Asset Value per Share – Investor Class	$ 10.04	$ 10.04

K.	ADDITIONAL INFORMATION ABOUT THE FUNDS

1.	Investment Adviser and Portfolio Managers

Leader, a Washington corporation founded in 1997, which maintains its principal offices at 315 W. Mill Plain Blvd, Vancouver, WA 98660, currently serves as the investment adviser of each Leader Fund and will serve as the investment adviser of each Acquiring Fund pursuant to a new Investment Advisory Agreement with Leader Funds Trust, on behalf of the Acquiring Funds (the “Acquiring Fund Advisory Agreement”). John E. Lekas, President of Leader and the portfolio manager of each Leader Fund and each Acquiring Fund, is the controlling shareholder of Leader. Leader is 100% employee-owned.

Under the Acquiring Fund Advisory Agreement, Leader will provide the Acquiring Funds with the same advisory services and facilities that it currently provides to the Leader Funds under the existing investment advisory agreement with NLFT on behalf of the Leader Funds (the “Leader Fund Advisory Agreement”).

Pursuant to the Leader Fund Advisory Agreement and the Acquiring Fund Advisory Agreement, Leader is entitled to receive a fee based on the average daily net assets of each Fund. The advisory fees for each Leader Fund and its corresponding Acquiring Fund under the Leader Fund Advisory Agreement and the Acquiring Fund Advisory Agreement, respectively, are set forth in the table below.

Leader Funds	Acquiring Funds
Leader Short Duration Bond Fund	Leader Short Duration Bond Fund
0.75% of the first $1.25 billion; and	0.75% of the first $1.25 billion; and
0.70% of such assets over $1.25 billion	0.70% of such assets over $1.25 billion
Leader Total Return Fund	Leader Total Return Fund
0.75%	0.75%
Leader Floating Rate Fund	Leader Floating Rate Fund
0.65%	0.65%

A discussion regarding the basis for the NLFT Board’s approval of the Leader Fund Advisory Agreement with respect to the Leader Funds is available in the Leader Funds’ Annual Report to shareholders dated as of May 31, 2018. A discussion regarding the basis for the Leader Funds Trust Board’s approval of the Acquiring Funds’ Advisory Agreement will be available in the Acquiring Funds’ Semi-annual Report to shareholders dated as of November 30, 2019.

John E. Lekas, the portfolio manager who currently manages each Leader Fund, will continue to manage the corresponding Acquiring Fund and the Reorganizations will not change the way the Leader Funds’ assets are managed. The Leader Funds’ SAI provides additional information about the portfolio manager, including compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Leader Funds.

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2.	Other Service Providers

The following table describes the other service providers to the Leader Funds and the Acquiring Funds:

	Leader Funds	Acquiring Funds
Administrator	Gemini Fund Services, LLC	Gemini Fund Services, LLC
	80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
	Hauppauge, New York 11788	Hauppauge, New York 11788
Distributor	Ceros Financial Services, Inc.	Ceros Financial Services, Inc.
	1445 Research Boulevard, Suite 530	1445 Research Boulevard, Suite 530
	Rockville, Maryland 20850	Rockville, Maryland 20850
Transfer Agent	Gemini Fund Services, LLC	Gemini Fund Services, LLC
Independent Registered Public Accounting Firm	BBD, LLP	BBD, LLP
Custodian	Fifth Third Bank	Fifth Third Bank

3.	Dividends and Distributions

Each Acquiring Fund expects to have the same dividend and distribution schedule as its corresponding Leader Fund. Each Fund will make distributions of net investment income on a monthly basis and net capital gains, if any, on an annual basis. Please refer to Appendix B for additional information regarding the Acquiring Funds’ tax status and policies regarding dividends and distributions, which are substantially similar to those of the Leader Funds.

II.     VOTING INFORMATION

A.	RECORD DATE AND VOTING RIGHTS

Proxies are being solicited from the shareholders of each Leader Fund by the NLFT Board for the Meeting to be held at 10:00 a.m. Eastern time on June 3, 2019, at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

The NLFT Board has fixed the close of business on April 4, 2019 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held.

B.	HOW TO VOTE

You may vote in one of three ways:

•	complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy ballot; or
•	call the toll-free number printed on your proxy ballot.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

C.	QUORUM

The presence in person or by proxy of one-third (33 1/3%) of the shares of a Leader Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to such Leader Fund. If the necessary quorum to

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transact business, or the vote required to approve the proposal, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

D.	VOTE REQUIRED

As required by the 1940 Act, approval of a Reorganization of a Leader Fund will require the affirmative vote of a majority of the outstanding shares of the Leader Fund entitled to vote at the Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Meeting, if more than 50% of the outstanding voting securities of the Leader Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Leader Fund.

If the shareholders of a Leader Fund do not approve the proposed Reorganization of that Leader Fund, then the Reorganization of that Leader Fund will not be implemented, regardless of the outcome of the shareholder vote to approve either of the other proposed Reorganizations. In such case, the NLFT Board will consider what further actions to take with respect to the Leader Fund(s) that will not be reorganized.

E.	ADJOURNMENTS

If a quorum of shareholders of a Leader Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Meeting of the Leader Fund to permit further solicitation of proxies. Any business that might have been transacted at the Meeting with respect to a Leader Fund may be transacted at any such adjourned session(s) at which a quorum is present. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Leader Funds on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

F.	EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Because the proposed Reorganization of each Leader Fund is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power. As a result, these shares will be treated as broker non-votes (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting).

Assuming the presence of a quorum of shareholders of a Leader Fund, abstentions and broker non-votes will have the effect of votes against the proposed Reorganization of that Leader Fund. Abstentions will not be voted “FOR” any adjournment. Broker non-votes may, at the discretion of the proxies named therein, be voted “FOR” any adjournment.

G.	METHOD AND COST OF SOLICITATION

NLFT expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet or oral communications by certain employees of Leader, who will not be paid for these services. The Solicitor has been retained for proxy solicitation services, including print, mail and tabulation services, as well as the facilitation of mail, telephone and internet voting, at an anticipated cost of approximately $20,500. Leader will bear the costs of the Meeting, including legal costs, the costs of retaining the Solicitor, and other expenses incurred in connection with the solicitation of proxies.

H.	RIGHT TO REVOKE PROXY

Any shareholder giving a proxy may revoke it before it is exercised at the Meeting, either by providing written notice to NLFT, by submission of a later-dated, duly executed proxy or by voting in person at the Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number or Internet website listed in the enclosed voting instructions. If not so revoked, the votes will be cast at the Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Meeting does not, by itself, revoke a proxy.

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I.	VOTING SECURITIES AND PRINCIPAL HOLDERS

As of the Record Date, the following numbers of shares were outstanding for each Leader Fund:

Fund	Shares Outstanding & Entitled to Vote (unaudited)
Leader Short Duration Bond Fund	11,673,919.700
Leader Total Return Fund	3,456,758.984
Leader Floating Rate Fund	18,712,977.067

There were no outstanding shares of any of the Acquiring Funds on the Record Date, as the Acquiring Funds had not yet commenced operations.

Shareholders of record who own five percent or more of a Leader Fund as of the Record Date are set forth on Appendix D to this Proxy Statement.

III.              OTHER INFORMATION

A.	OTHER BUSINESS

The NLFT Board knows of no other business to be brought before the Meeting. If any other matters come before the Meeting, the NLFT Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	NEXT MEETING OF SHAREHOLDERS

The Leader Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. If the Reorganization of a Leader Fund is not completed, the next meeting of the shareholders of the applicable Leader Fund will be held at such time as the NLFT Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by NLFT at its office at a reasonable time before NLFT begins to print and mail its proxy statement, as determined by the NLFT Board, to be included in a Leader Fund’s proxy statement and form of proxy relating to that meeting and must satisfy all other legal requirements.

C.	INFORMATION FILED WITH THE SEC

NLFT and Leader Funds Trust are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and trust documents, with the SEC. Reports, proxy statements, registration statements and other information filed by NLFT and Leader Funds Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

By Order of the Board of Trustees of Northern Lights Fund Trust

/s/ Kevin E. Wolf

President

Northern Lights Fund Trust

April 30, 2019

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APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION dated as of [ ], 2019 (“Agreement”) is among Leader Funds Trust, a Delaware statutory trust (the “Acquiring Trust”), on behalf of each of its series listed as an Acquiring Fund in Article 1.02 (each, an “Acquiring Fund”), with its principal place of business at 315 W. Mill Plain Blvd., Suite 204, Vancouver, Washington 98660, Northern Lights Funds Trust, a Delaware statutory trust (“NLT”), on behalf of each of its series listed as an NLT Fund in Article 1.02 (each, an “NLT Fund”), with its principal place of business at 17605 Wright Street, Omaha, Nebraska 68154, and Leader Capital Corp. a Washington corporation (“Advisor”), with its principal place of business at 315 W. Mill Plain Blvd, Vancouver, WA 98660.

This Agreement shall be treated for all purposes as if each reorganization between an NLT Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

WHEREAS, each Acquiring Fund is a series of the Acquiring Trust, an open-ended management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each NLT Fund is a series of NLT, an open-ended management investment company registered pursuant to the 1940 Act;

WHEREAS, Advisor is the investment adviser to each NLT Fund and desires to serve as the investment adviser to each Acquiring Fund;

WHEREAS, the parties desire that the assets of each NLT Fund be acquired by its corresponding Acquiring Fund as set out in Article 1.02 in exchange for the assumption of its liabilities by the Acquiring Fund and an aggregate equivalent net value of newly issued shares of beneficial interest of the Acquiring Fund, as applicable, which shares shall thereafter be distributed by NLT to the holders of the shares of the NLT Fund, as applicable, in liquidation of that NLT Fund, all as described in this Agreement (each such acquisition, exchange and distribution, a “Reorganization”);

WHEREAS, each Reorganization shall occur at the Effective Time of the Reorganization and Closing (each as defined in Article VIII) with respect to that Reorganization;

WHEREAS, the Reorganization is intended to be a reorganization, and this Agreement is adopted as a plan of reorganization, within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations thereunder; and

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I. TRANSFER OF ASSETS OF NLT FUNDS.

1.01 (a) At the Effective Time of the Reorganization (as defined in Article VIII) with respect to an NLT Fund, all property of every description, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action in respect of that NLT Fund, and all other intangible property and assets of that NLT Fund, free and clear of all liens and encumbrances, other than cash in an amount necessary to pay any unpaid dividends and distributions as provided in Paragraph (g) of Article IV (such assets, the “Acquired Assets”) shall be transferred and conveyed by NLT, on behalf of that NLT Fund, to the Acquiring Trust and shall be accepted by the Acquiring Trust, on behalf of the corresponding Acquiring Fund as set forth in Article 1.02. The Acquiring Trust, on behalf of each Acquiring Fund, shall assume all liabilities whether accrued, absolute, contingent or otherwise, of the corresponding NLT Fund (the “Acquired Liabilities”), so that at and immediately after the Effective Time of the Reorganization with respect to such NLT Fund: (i) all of its Acquired Assets shall become and be the assets of its corresponding Acquiring Fund; and (ii) all of its Acquired Liabilities shall attach to its corresponding Acquiring Fund and may thereafter be enforced against such Acquiring Fund as if the same had been incurred by it. Without limiting the generality of the foregoing, the Acquired Assets of each NLT Fund shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by that NLT Fund, and (subject to Article 1.01(b)) any deferred or prepaid expenses shown as an asset on that NLT Fund’s books, at the Effective Time of the Reorganization of such NLT Fund, and all goodwill, all other intangible property and all books and records belonging to that NLT Fund. Recourse by any person for the Acquired

A-1

Liabilities assumed by an Acquiring Fund shall, at and immediately after the Effective Time of the Reorganization of the corresponding NLT Fund, be limited to such Acquiring Fund.

(b) Prior to the Effective Time of the Reorganization, each NLT Fund will endeavor to discharge all of its liabilities and obligations that are or will become due prior to the Closing.

1.02 Each of the NLT Funds shall be acquired by a newly registered corresponding Acquiring Fund as set forth in the following table:

NLT FUNDS	CORRESPONDING ACQUIRING FUNDS
Leader Short Duration Bond Fund – Institutional Shares	Leader Short Duration Bond Fund – Institutional Shares
Leader Short Duration Bond Fund – Investor Shares	Leader Short Duration Bond Fund – Investor Shares
Leader Short Duration Bond Fund – Class A Shares	Leader Short Duration Bond Fund – Class A Shares
Leader Short Duration Bond Fund – Class C Shares	Leader Short Duration Bond Fund – Class C Shares

Leader Total Return Fund – Institutional Shares	Leader Total Return Fund – Institutional Shares
Leader Total Return Fund – Investor Shares	Leader Total Return Fund – Investor Shares
Leader Total Return Fund – Class A Shares	Leader Total Return Fund – Class A Shares
Leader Total Return Fund – Class C Shares	Leader Total Return Fund – Class C Shares

Leader Floating Rate Fund – Institutional Shares	Leader Floating Rate Fund – Institutional Shares
Leader Floating Rate Fund – Investor Shares	Leader Floating Rate Fund – Investor Shares

1.03 In exchange for the transfer of the Acquired Assets of each NLT Fund, the Acquiring Trust, on behalf of the corresponding Acquiring Fund, shall simultaneously assume the Acquired Liabilities of the NLT Fund in accordance with Section 1.01 and issue at the applicable Effective Time of the Reorganization to the NLT Fund a number of full and fractional shares, to the third decimal place, of the corresponding Acquiring Fund specified in Article 1.02, all determined as provided in Article 1.06 of this Agreement (together, the “Acquiring Trust Shares”). For each NLT Fund, the shares of the corresponding Acquiring Fund so issued will have an aggregate net asset value equal to the value of the Acquired Assets, net of the Acquired Liabilities, that are represented by the shares of the NLT Fund, all determined and adjusted as provided in this Agreement.

1.04 The net asset value of shares of the Acquiring Funds and the net asset value of the NLT Funds shall be determined as of the applicable Valuation Time with respect to each NLT Fund specified in Article III.

1.05 The net asset value of shares of each Acquiring Fund shall be computed by Gemini Fund Services, LLC in the manner set forth in such Acquiring Fund’s then current prospectuses under the Securities Act of 1933, as amended (the “1933 Act”). The net asset value of each NLT Fund shall be computed by Gemini Fund Services, LLC and shall be subject to adjustment by an amount, if any, agreed to by the Acquiring Trust and NLT.

1.06 The number of shares of each Acquiring Fund to be issued (including fractional shares, if any) in exchange for the Acquired Assets shall be determined by Gemini Fund Services, LLC by dividing the aggregate NAV of the shares of the applicable NLT Fund, as determined in accordance with Paragraph 1.05 hereof, by the NAV of one share of the corresponding Acquiring Fund, as determined in accordance with Paragraph 1.05 hereof.

1.07 The Acquiring Trust and NLT shall cause Gemini Fund Services, LLC to deliver a copy of its respective valuation report to the other party at the Closing (defined below). All computations of value shall be made by Gemini Fund Services, LLC in accordance with its regular practice as pricing agent for the Acquiring Funds and the NLT Funds, respectively. To the extent that the valuation policies and procedures of the Acquiring Trust and NLT would result in a material valuation difference, the Acquiring Trust and NLT agree to use commercially reasonable efforts to resolve prior to the Valuation Time (defined below) any material valuation differences with respect to portfolio securities of an NLT Fund that will be transferred to the corresponding Acquiring Fund.

ARTICLE II. LIQUIDATING DISTRIBUTIONS AND TERMINATION OF THE NLT FUNDS.

Immediately after the applicable Effective Time of a Reorganization, the applicable NLT Fund shall distribute in complete liquidation pro rata to the record holders in proportion to their respective holdings of its shares at the applicable Effective Time of the Reorganization the shares of the corresponding Acquiring Fund identified in Section 1.02. In addition, each shareholder of record of an NLT Fund shall have the right to receive any unpaid dividends or other distributions which were declared before the applicable Effective Time of the Reorganization with respect to the shares of that NLT Fund that are held by the shareholder at

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the applicable Effective Time of the Reorganization. In accordance with instructions it receives from NLT, the Acquiring Trust shall record on its books the ownership of shares of each Acquiring Fund by the record holders of the shares of the NLT Fund identified in Section 1.02. All of the issued and outstanding shares of each NLT Fund shall be redeemed and canceled on the books of NLT at the Effective Time of the Reorganization of such NLT Fund and shall thereafter represent only the right to receive the shares of the corresponding Acquiring Fund identified in Section 1.02, and any dividends and distributions declared pursuant to Paragraph (g) of Article IV, and NLT’s transfer books for the applicable NLT Fund shall be closed permanently.

ARTICLE III. VALUATION TIME.

Subject to Article 1.05 hereof, the Valuation Time for each Reorganization shall be 4:00 P.M., Eastern Time, on the business day (any day that the New York Stock Exchange is opened for business, “Business Day”) preceding the Effective Time of the Reorganization and Closing, or such other time and on such date as may be agreed in writing by the duly authorized officers of both parties hereto.

ARTICLE IV. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF NLT.

NLT, on behalf of itself and each NLT Fund, represents and warrants to, and covenants to, the Acquiring Trust and each corresponding Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and at the Effective Time of the Reorganization as though made and as of the Effective Time of the Reorganization, as follows:

(a) It is a Delaware statutory trust duly created pursuant to its Agreement and Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the State of Delaware. It is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the 1940 Act and such registration is in full force and effect. Each NLT Fund is a separate series of NLT.

(b) The current Prospectus and Statement of Additional Information of each NLT Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) Each NLT Fund’s investment operations from inception as a series of NLT to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the NLT Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Trust.

(d) It has power to own all of its properties and assets and, subject to the approvals of shareholders referred to herein, to carry out and consummate the transactions contemplated hereby, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

(e) This Agreement has been duly authorized, executed and delivered by NLT, and represents NLT’s valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate NLT’s Agreement and Declaration of Trust or bylaws or any agreement or arrangement to which it is a party or by which it is bound.

(f) It has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the NLT Funds.

(g) Prior to the Valuation Time applicable to a Reorganization, the applicable NLT Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to or as of such Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, for its taxable years ended on or before May 31, 2018, and sufficient amounts of its net capital gain, if any, for taxable years ended on or before May 31, 2018 such that for all its taxable years ended on or before the Valuation Time, the NLT Fund will not have any unpaid tax liability under Section 852 or Section 4982 of the Code.

(h) Each NLT Fund is a separate series of NLT treated as a separate corporation from each other series of NLT under Section 851(g) of the Code. For each taxable year of its existence as a series of NLT, each NLT Fund has had in effect an

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election to be a regulated investment company under Subchapter M of Title A, Chapter 1 of the Code, has satisfied, and, for the current taxable year, subject to the accuracy of the representations and warranties in Article V(e), expects to satisfy, all of the requirements of Subchapter M of Title A, Chapter 1 of the Code for treatment as a regulated investment company, and for each such taxable year, that NLT Fund has been (or, for the current taxable year, subject to the accuracy of the representations and warranties in Article V(e), expects to be) eligible to compute its federal income tax under Section 852 of the Code. No NLT Fund has or will have any unpaid tax liability under Section 4982 of the Code for any period ending on or before the date of the Effective Time of the applicable Reorganization. Each NLT Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

(i) All Taxes relating to the applicable NLT Fund due, or properly shown to be due on any return filed by or in respect of that NLT Fund or its Acquired Assets, with respect to taxable periods ending on or prior to, and the portion of any interim period up to and including, the date hereof and the Effective Time of the Reorganization, as applicable, have been fully and timely paid or provided for in accordance with generally accepted accounting principles; all returns related thereto that the applicable NLT Fund (or NLT on behalf of the NLT Fund) was required to file were properly filed on a timely basis and were complete and accurate in all material respects; the NLT Funds have not waived or executed any applicable statute of limitations relating to the assessment or collection of Taxes; the tax bases of the Acquired Assets are accurately reflected on the NLT Funds’ books and records; and there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Acquired Assets (other than levies, liens, or other encumbrances relating to Taxes not yet due and payable). Neither NLT nor any NLT Fund has been notified in writing that any examinations of the Tax returns of NLT or any NLT Fund are currently in progress or threatened, and no unresolved deficiencies have been assessed in writing against NLT or any NLT Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority. All Taxes that an NLT Fund is required by law to have withheld or collected have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency. All information reports relating to Tax matters that NLT or an NLT Fund has been required to provide have been timely provided and all such reports have been complete and accurate in all material respects. For purposes of this Agreement, “Taxes” means all federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including interest, additions to tax and penalties.

(j) The financial statements of each NLT Fund listed in Article 1.02 for the fiscal year ended May 31, 2018, audited by BBD, LLP, copies of which have been previously furnished to the Acquiring Trust, present fairly the financial position of each NLT Fund as of the date indicated and the results of its operations for the year and period then ended as of such date, in conformity with generally accepted accounting principles. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of an NLT Fund has been disclosed or is required to be disclosed in the NLT Funds’ reports on Form N-CSR, and no such deficiency, weakness, fraud, change, event or other factor exists respecting the NLT Funds that will be required to be disclosed in the Acquiring Funds’ Form N-CSR after the Effective Time of the Reorganization.

(k) At both the Valuation Time and the Effective Time of the Reorganization with respect to each NLT Fund, there shall be no known liabilities of such NLT Fund, whether accrued, absolute, contingent or otherwise, not reflected in the net asset values per share of its outstanding shares.

(l) There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against NLT or an NLT Fund which could result in liability on the part of NLT or an NLT Fund.

(m) Subject to the approvals of shareholders referred to herein, at both the Valuation Time and the Effective Time of the Reorganization, each NLT Fund shall have full right, power and authority to sell, assign, transfer and deliver the Acquired Assets of such NLT Fund and, upon delivery and payment for the Acquired Assets as contemplated herein, the corresponding Acquiring Fund shall acquire good and marketable title thereto, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by NLT of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, the rules and regulations under each of those Acts, and state securities laws.

(o) The information to be furnished by NLT for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

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(p) With respect to materials and information provided by NLT in connection with the registration statement filed by the Acquiring Trust on Form N-14 relating to the shares of the Acquiring Funds that will be registered with the SEC pursuant to this Agreement, which, without limitation, shall include a proxy statement of the NLT Funds and the prospectuses of the Acquiring Funds with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of any shareholders’ meeting referred to herein and at the Effective Time of the Reorganization:

(i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts, and state securities laws, and

(ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(q) All of the issued and outstanding shares of each NLT Fund have been duly and validly issued, are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws, and no shareholder of an NLT Fund has any preemptive right of subscription or purchase in respect of such shares.

(r) The NLT Funds shall not sell or otherwise dispose of any shares of the Acquiring Funds to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

(s) The NLT Funds’ securities lending program, if applicable, shall be closed-out and all related matters shall be settled at the time of the Closing.

(t) None of the NLT Funds has changed its taxable year-end since inception, and none of the NLT Funds will change its taxable year-end prior to the Closing.

(u) The books and records of each NLT Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Trust and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of each NLT Fund.

(v) None of the NLT Funds will be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

ARTICLE V. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ACQUIRING TRUST.

The Acquiring Trust, on behalf of itself and each Acquiring Fund, represents and warrants to, and covenants to, NLT, which representations, warranties and covenants will be true and correct on the date hereof and at the Effective Time of the Reorganization as though made and as of the Effective Time of the Reorganization, as follows:

(a) It is a Delaware statutory trust duly created pursuant to its Agreement and Declaration of Trust, as amended, for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the State of Delaware. It is registered with the SEC as an open-end management investment company under the 1940 Act and such registration is in full force and effect. Each Acquiring Fund is a separate series of the Acquiring Trust.

(b) The current Prospectus and Statement of Additional Information of each Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) It has the power to own all of its properties and assets and to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

(d) This Agreement has been duly authorized, executed and delivered by the Acquiring Trust, and represents Acquiring Trust’s valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Acquiring Trust’s

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Agreement and Declaration of Trust or bylaws or any agreement or arrangement to which it is a party or by which it is bound.

(e) Each Acquiring Fund is a newly formed separate series of the Acquiring Trust that, immediately following the applicable Reorganization, will be treated as a separate corporation from each other series of the Acquiring Trust under Section 851(g) of the Code. Prior to the Effective Time of the applicable Reorganization, each Acquiring Fund will have no assets, liabilities or operations of any kind other than such activities as are customary to the organization of a new series prior to its commencement of investment operations, including the issuance of a nominal number of initial shares of the Acquiring Fund to an affiliate of the Acquiring Trust (the “Initial Shares”) for the purpose of enabling such affiliate to vote on matters required by the Investment Company Act, which Initial Shares shall be redeemed by the Acquiring Fund at or before the Effective Time of the applicable Reorganization for the price at which they were issued. Subject to the accuracy of the representations and warranties in Article IV(h), for the taxable year that includes the Effective Time of the applicable Reorganization, the Acquiring Trust expects that the Acquiring Fund will meet the requirements of Subchapter M of Title A, Chapter 1 of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. All Taxes relating to the applicable Acquiring Fund due, or properly shown to be due on any return filed by or in respect of that Acquiring Fund or its assets, with respect to taxable periods ending on or prior to, and the portion of any interim period up to and including, the date hereof and the Effective Time of the Reorganization, as applicable, have been fully and timely paid or provided for in accordance with generally accepted accounting principles; all returns related thereto that the applicable Acquiring Fund (or Acquiring Trust on behalf of the Acquiring Fund) was required to file were properly filed on a timely basis and were complete and accurate in all material respects; the Acquiring Funds have not waived or executed any applicable statute of limitations relating to the assessment or collection of Taxes; and there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquiring Fund (other than levies, liens, or other encumbrances relating to Taxes not yet due and payable). Neither Acquiring Trust nor any Acquiring Fund has been notified in writing that any examinations of the Tax returns of Acquiring Trust or any Acquiring Fund are currently in progress or threatened, and no unresolved deficiencies have been assessed in writing against Acquiring Trust or any Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority.

(f) At both the Valuation Time and the Effective Time of the Reorganization with respect to each Acquiring Fund, there shall be no known liabilities of such Acquiring Fund, whether accrued, absolute, contingent or otherwise, not reflected in the net asset values per share of its outstanding shares to be issued pursuant to this Agreement.

(g) There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Trust or an Acquiring Fund which could result in liability on the part of the Acquiring Trust or an Acquiring Fund.

(h) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts, and state securities laws.

(i) The information to be furnished by the Acquiring Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j) The N-14 Registration Statement on its effective date, at the time of any shareholders’ meetings referred to herein and at the Effective Time of the Reorganization, except with respect to information and materials provided by NLT:

(i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts, and state securities laws, and

(ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(k) There shall be no issued and outstanding shares of any Acquiring Fund prior to the Closing date other than those issued to a seed capital investor in order to commence operations of the Acquiring Funds.

(l) The shares of each Acquiring Fund to be issued and delivered to the corresponding NLT Fund for the account of record holders of shares of the NLT Fund, pursuant to the terms hereof, will be, at the Closing date, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. Each Acquiring Fund has no outstanding

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options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(m) Each Acquiring Fund is, and will be at the time of Closing, a newly created series, without assets (other than seed capital) or liabilities, created for the purpose of acquiring the assets and liabilities of the corresponding NLT Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

ARTICLE VI. SHAREHOLDER ACTION ON BEHALF OF NLT.

6.01 As soon as practicable after the effective date of the N-14 Registration Statement, but in any event prior to the Effective Time of the Reorganization applicable to each NLT Fund and as a condition to the Reorganization, the Board of Trustees of NLT shall call, and NLT shall hold, a meeting of the shareholders of the NLT Funds for the purpose of considering and voting upon:

(a) Approval of this Agreement and the transactions contemplated hereby, including, without limitation:

(i) The transfer of the Acquired Assets belonging to each NLT Fund to the corresponding Acquiring Fund, and the assumption by such Acquiring Fund of the Acquired Liabilities of such NLT Fund, in exchange for shares of an Acquiring Fund, as set forth in Article 1.02.

(ii) The liquidation of each NLT Fund through the distribution to its record holders of shares of the corresponding Acquiring Fund as described in this Agreement.

(b) Such other matters as may be determined by the Board of Trustees or authorized officers of the parties.

6.02 Approval of this Agreement by the shareholders of the NLT Funds shall constitute the waiver of the application of any fundamental policy of such NLT Funds that might be deemed to prevent them from taking the actions necessary to effectuate the Reorganization as described, and such policies, if any, shall be deemed to have been amended accordingly.

ARTICLE VII. N-14 REGISTRATION STATEMENT AND PROXY SOLICITATION MATERIALS.

The Acquiring Trust shall prepare and file the N-14 Registration Statement under the 1933 Act with the SEC as promptly as practicable. Each of the Acquiring Trust and NLT has cooperated and shall continue to cooperate with the other, and has furnished and shall continue to furnish the other with the information relating to itself that is required by the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts, and state securities laws, to be included in the N-14 Registration Statement.

ARTICLE VIII. EFFECTIVE TIME OF THE REORGANIZATION; CLOSING.

8.01 Delivery of the Acquired Assets of each NLT Fund and the shares of the corresponding Acquiring Fund to be issued pursuant to Article I and the liquidation of each NLT Fund’s Shares pursuant to Article II shall occur at the opening of business on or about [ ], 2019 (the “Effective Time of the Reorganization”), or on such other date, and at such place and time, as may be determined by the President or any Vice President of each party hereto, and together with related acts necessary to consummate the same as of the Effective Time of the Reorganization (the “Closing”). To the extent any Acquired Assets are, for any reason, not transferred at the applicable Closing, NLT shall cause such Acquired Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

8.02 All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing date unless otherwise provided.

8.03 In the event that on the Valuation Date, (a) any of the primary markets for securities held by the NLT Funds is closed to trading; or (b) trading thereon is restricted; or (c) trading or the reporting of trading on said markets or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquiring Funds or the NLT Funds is impracticable, the Closing shall be postponed until the first Business Day after the day when trading shall have been fully resumed and reporting shall have been restored.

8.04 NLT shall cause Fifth Third Bank, n.a., as custodian for the NLT Funds (the “Custodian”), to deliver to the Acquiring Trust at the Closing a certificate of an authorized officer stating that:

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(i) Each NLT Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Trust on the Closing date; and

(ii) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of each NLT Fund’s portfolio securities by NLT.

8.05 NLT shall cause Gemini Fund Services, LLC, Inc., as transfer agent for NLT to deliver to the Acquiring Trust at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all shareholders of each NLT Fund, and the number of outstanding common shares of each NLT Fund owned by each such shareholder immediately prior to the Closing. The Acquiring Trust shall issue and deliver or cause Gemini Fund Services, LLC, its transfer agent, to issue and deliver to NLT a confirmation evidencing the Acquiring Trust Shares credited on the Closing date to the Secretary of NLT or provide evidence satisfactory to NLT that such Acquiring Trust Shares have been credited to the accounts of the applicable NLT Fund on the books of the Acquiring Trust.

8.06 At the Closing, each party shall deliver to the other such bills of sale, checks assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IX. ACQUIRING TRUST CONDITIONS.

The obligations of the Acquiring Trust hereunder with respect to each Acquiring Fund shall be subject to the following conditions precedent:

(a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the shareholders of each NLT Fund, in the manner required by law and in accordance with NLT’s Agreement and Declaration of Trust and bylaws, and certified copies of the resolutions evidencing such approval by each NLT Fund’s shareholders shall have been delivered by NLT to the Acquiring Trust.

(b) With respect to each NLT Fund, NLT’s Board of Trustees, including a majority of Trustees who are not “interested persons” as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of each NLT Fund and that the interests of the existing shareholders of each NLT Fund would not be diluted as a result of such transactions.

(c) All consents, orders, permits, and exemptions of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) reasonably deemed necessary by the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained.

(d) NLT shall have duly executed and delivered to the Acquiring Trust such bills of sale, assignments, certificates and other instruments of transfer (“Transfer Documents”) as may be necessary or desirable to transfer all right, title and interest of the NLT Funds in and to the Acquired Assets of such NLT Fund. The Acquired Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

(e) All representations and warranties of NLT made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization. As of the Valuation Time and the Effective Time of the Reorganization applicable to each NLT Fund, there shall have been no material adverse change in the financial position of an NLT Fund since May 31, 2018, other than those changes incurred in the ordinary course of business as an investment company. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(f) NLT shall have delivered to the Acquiring Trust the following:

(1) on the business day immediately following the Closing date the Statement of Assets and Liabilities of each NLT Fund, together with a list of each NLT Fund’s portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing date, certified by NLT’s Treasurer or Assistant Treasurer;

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(2) as promptly as practicable, but in any case within sixty days after the applicable Closing date, a statement of the earnings and profits of each NLT Fund for federal income tax purposes that will be carried over by each corresponding Acquiring Fund as a result of Section 381 of the Code, certified by NLT’s Treasurer or Assistant Treasurer;

(3) on the Closing date, a copy of any Tax books and records of the NLT Funds necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation § 1.6045A-1)) required by law to be filed by the Acquiring Funds after the Closing; and

(4) on the Closing date, a copy (which may be in electronic form) of the shareholder ledger accounts of each NLT Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8ECI, W-8IMY), notices or records on file with each NLT Fund with respect to each shareholder; and such information as Acquiring Trust may reasonably request concerning NLT Fund shares or NLT Fund shareholders in connection with an Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the NLT Fund shareholders, certified by its transfer agent or its President or its Vice President to the best of their knowledge and belief.

(g) The Acquiring Trust shall have received a favorable opinion as to the due authorization of this Agreement by NLT, on behalf of the NLT Funds, and related matters, of Thompson Hine, LLP addressed to the Acquiring Trust in form reasonably satisfactory to it and dated the Closing date applicable to each NLT Fund.

(h) The Acquiring Trust shall have received an opinion of Practus, LLP addressed to the Acquiring Trust and NLT in the form reasonably satisfactory to them and dated the Closing date, to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions satisfactory to the Acquiring Trust and NLT, for federal income tax purposes, with respect to each Reorganization:

(i) The acquisition by the applicable Acquiring Fund of the Acquired Assets of the corresponding NLT Fund in exchange for the Acquiring Fund’s assumption of the Acquired Liabilities of the NLT Fund and issuance of the shares of the Acquiring Fund to the NLT Fund, followed by the distribution by the NLT Fund of those shares to the shareholders of the NLT Fund in exchange for their shares of the NLT Fund in accordance with the provisions hereof, will constitute a reorganization within the meaning of section 368(a) of the Code, and the NLT Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(ii) No gain or loss will be recognized by the applicable NLT Fund in the Reorganization on the transfer of its Acquired Assets to the corresponding Acquiring Fund solely in exchange for Acquiring Trust Shares of the Acquiring Fund and the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of the Acquired Liabilities of that NLT Fund, or upon the distribution of the Acquiring Trust Shares of that Acquiring Fund to the shareholders of the NLT Fund in complete liquidation of the NLT Fund, except for (A) gain or loss that may be recognized with respect to “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(iii) The tax basis in the hands of each Acquiring Fund of each Acquired Asset transferred from the corresponding NLT Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the NLT Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the NLT Fund on the transfer;

(iv) The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the corresponding NLT Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Acquired Asset was held by the NLT Fund;

(v) No gain or loss will be recognized by an Acquiring Fund upon its receipt of the Acquired Assets solely in exchange for Acquiring Trust Shares of that Acquiring Fund and the assumption of the Assumed Liabilities in the applicable Reorganization;

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(vi) The shareholders of each NLT Fund will recognize no gain or loss upon the exchange of all of their shares of that NLT Fund for the shares of the corresponding Acquiring Fund as part of the applicable Reorganization;

(vii) The aggregate tax basis of the shares of each Acquiring Fund received by each shareholder of the corresponding NLT Fund in the applicable Reorganization will equal the aggregate tax basis of the shares of the NLT Fund surrendered in exchange therefor;

(viii) The holding periods of the shares of each Acquiring Fund received by each shareholder of the corresponding NLT Fund in the applicable Reorganization will include the holding periods of the shares of the NLT Fund surrendered in exchange therefor, provided that those shares of the NLT Fund are held by that shareholder as capital assets on the date of the exchange;

(ix) The taxable year of the NLT Fund will not end as a result of the Reorganization; and

(x) Each Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury (“Treasury Regulations”)) the items of the corresponding NLT Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

(i) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

(j) The N-14 Registration Statement and each Acquiring Fund’s registration statement on Form N-1A shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of NLT or the Acquiring Trust, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

(k) On the Closing date, no action, suit or other proceeding with respect to NLT or an NLT Fund shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(l) NLT shall have delivered or caused to be delivered to the Acquiring Trust each account, book, record or other document of NLT applicable to such NLT Fund which is required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of what person possesses the same). NLT has instructed its service contractors to provide Acquiring Trust upon request with access to and copies of all documents belonging to NLT.

ARTICLE X. NLT CONDITIONS.

The obligations of NLT hereunder with respect to each NLT Fund shall be subject to the following conditions precedent:

(a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the shareholders of each NLT Fund, in the manner required by law and in accordance with NLT’s Agreement and Declaration of Trust and bylaws.

(b) With respect to each Acquiring Fund, the Acquiring Trust Board of Trustees, including a majority of Trustees who are not “interested persons” as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of each Acquiring Fund and that the interests of the existing shareholders of each Acquiring Fund would not be diluted as a result of such transactions.

(c) All consents, orders, permits, and exemptions of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) reasonably deemed necessary by NLT to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained.

(d) All representations and warranties of the Acquiring Trust made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

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(e) NLT shall have received a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust, on behalf of the Acquiring Funds, and related matters, of Practus, LLP, addressed to NLT in form reasonably satisfactory to it and dated the Closing date applicable to each Acquiring Fund.

(f) NLT shall have received an opinion of Practus, LLP addressed to Acquiring Trust and NLT in the form reasonably satisfactory to NLT and dated the Closing date applicable to each NLT Fund, with respect to the matters specified in Paragraph (h) of Article IX.

(g) The N-14 Registration Statement and each Acquiring Fund’s registration statement on Form N-1A shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted, or to the knowledge of NLT or the Acquiring Trust, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

(h) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

(i) On the Closing date, no action, suit or other proceeding with respect to the Acquiring Trust or an Acquiring Fund shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(j) The Advisor shall have paid all fees and expenses relating to the Reorganization as required by Article XXIV of this Agreement.

ARTICLE XI. [RESERVED]

ARTICLE XII. FINDER’S FEES.

Each party represents and warrants to each of the other parties hereto that there is no person who is entitled to any finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

ARTICLE XIII. ANNOUNCEMENTS.

Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein shall be at such time and in such manner as the parties shall agree; PROVIDED, that nothing herein shall prevent any party upon notice to the other parties from making such public announcements as such party’s counsel may consider advisable in order to satisfy the party’s legal and contractual obligations in such regard.

ARTICLE XIV. FURTHER ASSURANCES.

Subject to the terms and conditions herein provided, and any applicable laws, rules or regulations, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments, and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement.

ARTICLE XV. TERMINATION OF REPRESENTATIONS AND WARRANTIES.

The representations and warranties included or provided for herein, or to be delivered pursuant hereto, shall not survive the consummation of the transactions contemplated hereunder, other than Article XXII.

ARTICLE XVI. TERMINATION OF AGREEMENT.

16.01 This Agreement may be terminated by a party at any time at or prior to the Closing by the Board of Trustees of the Acquiring Trust or the Board of Trustees of NLT, as provided below:

(a)	By the Acquiring Trust if the conditions set forth in Article IX are not satisfied as specified in said Article;

(b)	By NLT if the conditions set forth in Article X are not satisfied as specified in said Article;

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(c)	By resolution of the Acquiring Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of an Acquiring Fund’s shareholders;

(d)	By resolution of NLT’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of an NLT Fund’s shareholders; or

(e)	By the mutual consent of the parties.

16.02 If a party terminates this Agreement as to any investment portfolio for any reason specified in Article 16.01 hereof, this Agreement will become null and void without any liability of either party or any of their investment portfolios to the other. If such termination is by the Acquiring Trust pursuant to Article 16.01(a) as a result of a breach by NLT of any of its representations, warranties or covenants in this Agreement, or such termination is by NLT pursuant to Article 16.01(b) as a result of a breach by the Acquiring Trust of any of its representations, warranties or covenants in this Agreement, there shall be no liability for damages on the part of NLT’s Board of Trustees or the Acquiring Trust’s Board of Trustees, in the absence of willful default of a party.

ARTICLE XVII. AMENDMENT AND WAIVER.

At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of the NLT Funds, (a) the parties hereto may, by written agreement authorized by their respective Board of Trustees and with or without the approval of their shareholders, amend any of the provisions of this Agreement, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the Board of Trustees of the waiving party with or without the approval of such party’s shareholders).

ARTICLE XVIII. GOVERNING LAW.

This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law principles otherwise applicable therein.

ARTICLE XIX. SUCCESSORS AND ASSIGNS.

This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the prior written consent of the other party.

ARTICLE XX. BENEFICIARIES.

Nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto, other than (1) the successors and permitted assigns of the parties and (2) NLT’s Board of Trustees and the Acquiring Trust’s Board of Trustees with respect to Article XXII.

ARTICLE XXI. LIMITATION OF LIABILITY.

21.01 It is expressly agreed that the obligations of the Acquiring Trust hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Acquiring Trust personally, but shall bind only the trust property of each Acquiring Fund, as provided in the Agreement and Declaration of Trust of the Acquiring Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Trust on behalf of the Acquiring Funds and signed by authorized officers of the Acquiring Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Acquiring Fund as provided in the Acquiring Trust’s Agreement and Declaration of Trust.

21.02 It is expressly agreed that the obligations of NLT hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of NLT personally, but shall bind only the trust property of each NLT Fund, as provided in the Agreement and Declaration of Trust of NLT. The execution and delivery of this Agreement have been authorized by the Trustees of NLT on behalf of the NLT Funds and signed by authorized officers of NLT, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the NLT Funds as provided in NLT’s Agreement and Declaration Trust.

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21.03 Both parties specifically acknowledge and agree that any liability of Acquiring Trust and NLT under this Agreement with respect to an Acquiring Fund or NLT Fund, respectively, or in connection with the transactions contemplated herein with respect to an Acquiring Fund or NLT Fund, respectively, shall be discharged only out of the assets of that Acquiring Fund or NLT Fund, respectively, and that no other fund of the Acquiring Trust or NLT shall be liable with respect thereto.

ARTICLE XXII. INDEMNIFICATION.

22.01 (a) Each NLT Fund will indemnify and hold harmless, out of its own assets and no others, the corresponding Acquiring Fund and the Acquiring Trust’s Trustees and officers (, the “Acquiring Fund Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Acquiring Fund Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Acquiring Fund Indemnified Parties may be involved or with which any one or more of the Acquiring Fund Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to NLT or any NLT Fund contained in the Form N-14 Registration Statement (only to the extent any untrue statement or alleged untrue statement of a material fact has been provided by or reviewed by NLT’s counsel, the Adviser, fund administrator or independent registered public accounting firm), any NLT Fund prospectus or related statement of additional information, or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to NLT or any NLT Fund required to be stated therein or necessary to make the statements relating to NLT or the NLT Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Acquiring Fund Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the prior consent of NLT.

(b) Each NLT Fund, out of its own assets and no others, agrees to indemnify and hold harmless the corresponding Acquiring Fund Indemnified Parties from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the NLT Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(c) The Acquiring Fund Indemnified Parties will notify NLT in writing within ten days after the receipt by any one or more of the Acquiring Fund Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Acquiring Fund Indemnified Party as to any matters covered by this Article 22.01. NLT shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Article 22.01, or, if it so elects, to assume at its expense by counsel satisfactory to the Acquiring Fund Indemnified Parties the defense of any such claim, action, suit or proceeding, and if NLT elects to assume such defense, the Acquiring Fund Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The obligation of each of the NLT Funds under this Article 22.01 to indemnify and hold harmless the Acquiring Fund Indemnified Parties shall constitute a guarantee of payment so that the NLT Funds will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Article 22.01 without the necessity of the Acquiring Fund Indemnified Parties’ first paying the same.

22.02 (a) Each Acquiring Fund will indemnify and hold harmless, out of its own assets and no others, the corresponding NLT Fund and NLT’s Trustees and officers ( “NLT Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the NLT Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the NLT Indemnified Parties may be involved or with which any one or more of the NLT Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Trust or any Acquiring Fund contained in the Form N-14 Registration Statement (only to the extent any untrue statement or alleged untrue statement of a material fact has been provided by or reviewed by the Acquiring Trust’s counsel, the Adviser, fund administrator or independent registered public accounting firm), any Acquiring Fund prospectus or related statement of additional information, or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Acquiring Trust or any Acquiring Fund required to be stated therein or necessary to make the statements relating to the Acquiring Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the NLT Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the prior consent of the Acquiring Trust.

(b) Each Acquiring Fund, out of its own assets and no others, agrees to indemnify and hold harmless the corresponding NLT Indemnified Parties from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the NLT Indemnified Parties may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is

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based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(c) The NLT Indemnified Parties will notify the Acquiring Trust in writing within ten days after the receipt by any one or more of the NLT Indemnified Parties of any notice of legal process or any suit brought against or claim made against such NLT Indemnified Party as to any matters covered by this Article 22.02. The Acquiring Trust shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Article 22.02, or, if it so elects, to assume at its expense by counsel satisfactory to the NLT Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Trust elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The obligation of each of the Acquiring Funds under this Article 22.02 to indemnify and hold harmless the NLT Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Funds will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Article 22.02 without the necessity of the NLT Indemnified Parties’ first paying the same.

22.03 Advisor agrees to indemnify and hold harmless the NLT Indemnified Parties from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the NLT Indemnified Parties may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

ARTICLE XXIII. NOTICES.

All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by facsimile with confirmation, to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a nationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or facsimile number stated below or to such other address or facsimile number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

[CONTACT INFORMATION TO BE INSERTED]

ARTICLE XXIV. FEES AND EXPENSES.

The fees and expenses incurred in connection with the Reorganization (“Reorganization Expenses”) will be borne by Advisor. The Reorganization Expenses may include (1) costs associated with preparing and filing prospectus supplements for the NLT Funds regarding the Reorganization and printing and distributing the N-14 Registration Statement for each NLT Fund to its respective shareholders, (2) legal and accounting fees for the NLT Funds in connection with the Reorganization, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the shareholders’ meeting (including any adjournments thereof) in connection with shareholder approval of each Reorganization, but exclude brokerage expenses. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either an NLT Fund or an Acquiring Fund to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent a Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either an NLT Fund or an Acquiring Fund or on any of their respective shareholders.

ARTICLE XXV. COVENANT OF THE ADVISOR

The Advisor covenants to pay all reasonable Reorganization Expenses that are not known at the time of Closing or that arise subsequent to the Closing.

ARTICLE XXVI. THE ENTIRE AGREEMENT.

This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

ARTICLE XXVII. COUNTERPARTS.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be original, but all of which together shall constitute one and the same instrument.

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ARTICLE XXVIII. FAILURE OF ONE FUND TO CONSUMMATE THE REORGANIZATION.

Subject to the conditions set forth in this Agreement, the failure of one NLT Fund to consummate the Reorganization contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to any other NLT Fund, and the provisions of this Agreement shall be construed to effect this intent.

ARTICLE XXIX. CONFIDENTIALITY

Each party agrees to treat confidentially and as proprietary information of the other parties all records and other information, including any information relating to portfolio holdings, of such other parties and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other party (which approval shall not be withheld if the disclosing party would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a party may disclose such records and/or information as so approved.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

NORTHERN LIGHTS FUND TRUST, on behalf of LEADER SHORT DURATION BOND FUND, LEADER TOTAL RETURN FUND AND LEADER FLOATING RATE FUND

By: Kevin Wolf

President

LEADER FUNDS TRUST, on behalf of LEADER SHORT DURATION BOND FUND, LEADER TOTAL RETURN FUND AND LEADER FLOATING RATE FUND

By: John Lekas

President and Trustee

Solely with respect to Article 10(j), Article 22.03, Article 24 and Article 25 herein.

LEADER CAPITAL CORP.

By: John Lekas

President

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APPENDIX B

VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION FOR THE ACQUIRING FUNDS

(References to the “Fund” or “Funds” in this Appendix B are to the Acquiring Funds)

HOW SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of each Fund’s shares outstanding ((asset-liabilities)/number of shares=NAV) attributable to each share class. The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of each Fund, including investment advisory, administration, and any distribution fees, which are accrued daily. The determination of NAV of each Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities are valued each day at the last quoted sales price on each security’s principal exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. In these cases, each Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Each Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. Although not part of the Advisor’s principal investment strategy, since each Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares. In computing the NAV of each Fund, the Advisor values foreign securities held by each Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in each Fund’s portfolio occur before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of each Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

With respect to any portion of each Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, each Fund’s NAV is calculated based upon the net asset values of the registered open-end management investment companies in which each Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

The Leader Short Duration Bond Fund and the Leader Total Return Fund each offer four classes of shares: Class A, Class C, Institutional Class and Investor Class. The Leader Floating Rate Fund offers Institutional Class and Investor Class shares. The main difference between the share classes are the minimum investment, ongoing fees and sales charges. Class A, Class C and Investor Class shares, pay an annual fee of 0.50%, 1.00% and 0.50%, respectively, for distribution expenses pursuant to a plan under Rule 12b-1, and Institutional Class shares do not pay such fees. All share classes may not be available for purchase in all states.

Class A Shares: Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The Funds reserve the right to waive sales charges. The following sales charges apply to your purchases of Class A shares of a Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance(2)
Less than $50,000	1.50%	1.52%	1.50%
$50,000 but less than $250,000	1.00%	1.01%	1.00%
$250,000 but less than $500,000	0.50%	0.51%	0.50%
$500,000 or more	None	None	None
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.
(2)	Represents amount of sales charge retained by the selling broker-dealer.

You may be able to buy Class A Shares without a sales charge (i.e. “load-waived”) when you are:

•	reinvesting dividends or distributions;
•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;
•	exchanging an investment in Class A Shares of another fund for an investment in the Fund;
•	a current or former director or trustee of the Fund;
•	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Fund’s advisor or its affiliates or of a broker-dealer authorized to sell shares of the fund;
•	participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor;
•	purchasing shares through the Fund’s advisor; or
•	purchasing shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a special arrangement with the Fund.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Right of Accumulation: For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of a Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;
•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify your financial advisor or the Funds’ transfer agent, at the time of your purchase. You will need to give your financial advisor or the Funds’ transfer agent your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

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Class C Shares: Class C shares are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

The Advisor will advance to, or reimburse, a Fund up to 1.00% in connection with 12b-1 fees advanced to authorized broker-dealers on purchases of Class C shares. However, when the Advisor makes such a payment, the respective Class C shares are subject to a CDSC on shares redeemed within 12 months of their purchase in the amount advanced to recover commissions paid to your broker-dealer.

Investor Class Shares: Investor Class Shares of each Fund are sold at NAV without an initial sales charge. Investor Class shares pay up to 0.50% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of an Investor Class shareholder’s investment and may cost more than other types of sales charges.

Institutional Shares: Institutional Shares are sold without any initial sales charge to the following:

1)	Accounts for which the Advisor or any of its affiliates act as fiduciary, agent, investment Advisor or custodian and clients of the Advisor’s affiliates.
2)	Institutional investors (such as qualified retirement plans, wrap fee plans and other programs charging asset-based fees) with a minimum initial investment of $10,000 that have received authorization from the Advisor.
3)	Advisory clients of a registered investment advisor with a fee-based asset management account.
4)	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Advisor.

All share classes may not be available for purchase in every state.

Voluntary Conversion: Shareholders may be able to convert shares into Institutional Class shares of a Fund, which have a lower expense ratio, provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Distributor for this purpose. In such instances, Class A, Class C or Investor Class shares may be converted under certain circumstances. Generally, Class C Shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information. Not all share classes are available through all financial intermediaries. If shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently a shareholder may receive fewer shares than originally owned, depending on that day’s NAVs.

Minimum and Additional Investment Amounts: For Institutional Class shares of the Leader Short Duration Bond Fund and the Leader Total Return Fund, the minimum initial investment amount for an account is $2,000,000. For Institutional Class shares of the Leader Floating Rate Fund, the minimum initial investment amount for an account is $100,000. There is no minimum for subsequent investments. For Leader Short Duration Bond Fund and Leader Total Return Fund Investor Class, Class A and Class C shares, the minimum initial investment amount for all accounts is $2,500 and the minimum subsequent investment is $100. For Leader Floating Rate Fund Investor Class shares, the minimum initial investment amount for all accounts is $2,500 and the minimum subsequent investment is $100. The initial investment minimum may be waived for persons affiliated with the Advisor and its affiliated entities and for clients of the Advisor and accounts related to such Advisor clients. Lower minimum initial and additional investments may also be applicable if the shares are purchased through a financial intermediary or retirement account. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Funds.

Purchasing Shares: You may purchase shares of a Fund by sending a completed application form to the following address:

via Regular Mail:	or Overnight Mail:
Leader Short Duration Bond Fund Leader Total Return Fund Leader Floating Rate Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Leader Short Duration Bond Fund Leader Total Return Fund Leader Floating Rate Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

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The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist a Fund in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the fund’s behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in a Fund, please call the Fund at
1-800-711-9164 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account for the Leader Short Duration Bond Fund. You may elect to make subsequent investments by transfers of a minimum of $25 on specified days of each month into your established Fund account for the Leader Total Return Fund. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account for Leader Floating Rate Fund. Please contact the Funds at 1-800-711-9164 for more information about the Funds’ Automatic Investment Plan.

When Order is Processed: All shares will be purchased at the NAV per share next determined after the Funds or their designated financial intermediaries receive your application or request in good order. All requests received in good order by the Funds before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•         the name of the Fund and share class;

•         the dollar amount of shares to be purchased;

•         a completed purchase application or investment stub; and

•         check payable to the “Leader Short Duration Bond Fund” or
“Leader Total Return Fund” or “Leader Floating Rate Fund.”

Retirement Plans: You may purchase shares of a Fund for your individual retirement plans. Please call the Funds at 1-800-711-9164 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all

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checks payable to the applicable Fund. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail:	or Overnight Mail:
Leader Short Duration Bond Fund Leader Total Return Fund Leader Floating Rate Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Leader Short Duration Bond Fund Leader Total Return Fund Leader Floating Rate Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-711-9164. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone. You may redeem shares telephonically up to $100,000.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $10,000 for Investor Class shares or $3 million for Institutional Class shares, you may participate in the Funds’ Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Funds at 1-800-711-9164 for more information about the Funds’ Automatic Withdrawal Plan.

Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund, either through the distribution of selected individual portfolio securities or a pro-rata distribution of all portfolio securities held by the Fund. The securities will be valued using the same procedures as used in calculating the Fund’s

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NAV. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

  The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
  the request must identify your account number;
  the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
  if you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Exchanging Shares: Shares of a Fund may be exchanged without payment of any exchange fee for shares of the other Fund of the same class at their respective net asset values.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

With regard to redemptions and exchanges made by telephone, the Funds’ Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Fund and the transfer agent also will not be liable for any losses if they follow instruction by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Limitations on Exchanges. The Funds believe that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Funds and their shareholders. Therefore, the Funds will not honor requests for exchanges by shareholders who identify themselves or are identified as “market timers”. Market timers are investors who repeatedly make exchanges within a short period of time. The Funds reserve the right to suspend, limit or terminate the exchange privilege of an investor who uses the exchange privilege more than six times during any twelve month period, or in the Funds’ opinion, engages in excessive trading that would be disadvantageous to the Funds or their shareholders. In those emergency circumstances wherein the SEC authorizes funds to do so, the Funds reserve the right to change or temporarily suspend the exchange privilege.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

  you request a redemption to be made payable to a person not on record with the Fund, you request that a redemption be mailed to an address other than that on record with the Fund, the proceeds of a requested redemption exceed $100,000,
  any redemption is transmitted by federal wire transfer to a bank other than the bank of record, or your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

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Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in a Fund falls below $2,500 for Class A, Class C and Investor Class shares or $2 million for Institutional Class shares, the Fund may notify you that, unless the account is brought up to the applicable minimum within 60 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the applicable minimum due to a decline in NAV.

It may take up to 7 days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, and proceeds from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund discourages and does not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Each Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy”;
  reject or limit specific purchase requests; and
  reject purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

Each Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Advisor will be liable for any losses resulting from rejected purchase or exchange orders. The Advisor may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in its ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the

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difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Each Fund intends to distribute substantially all of its net investment income monthly and net capital gains annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Each year each Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires a Fund to withhold a percentage of any dividend, redemption or exchange proceeds. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Funds’ shares.

DISTRIBUTION OF SHARES

Distributor: Ceros Financial Services, Inc., (the “Distributor”) located at 1445 Research Boulevard, Suite 530, Rockville, MD 20850, serves as distributor of the shares of each Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution (12b-1) and Shareholder Servicing Fees: The Trust, with respect to the Leader Short Duration Bond Fund and the Leader Total Return Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A, Class C, and Investor Class shares (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act which allows each Fund to pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of 0.50%, 1.00%, and 0.50% of Fund’s average daily net assets attributable to Class A, Class C, and Investor Class shares, respectively. The Trust, with respect to the Leader Floating Rate Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Investor Class shares (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act which allows the Fund to pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of 0.50% of Fund’s average daily net assets attributable to Investor Class shares. For the current fiscal year the Board has authorized a rate of 0.38% for Investor Class shares.

The Funds’ Distributor and other entities are paid pursuant to the Plans, for distribution and shareholder servicing provided and the expenses borne by the Distributor and others in the distribution of Investor Class, Class A, and Class C Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you had your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Funds’ Distributor, its affiliates, and the Fund’s Advisor and its affiliates may each, at its own expense and out of its own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers,

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financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the Advisor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, only one copy of the prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-800-711-9164 on days the Fund is open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

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APPENDIX C

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Predecessor Fund’s financial performance. Certain information reflects financial results for a single Predecessor Fund share. The total return figures represent the percentage that an investor in a Predecessor Fund would have earned (or lost) on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions). The information for each Predecessor Fund has been derived from the annual financial statements audited by BBD, LLP, whose report, along with the Funds’ financial statements, are included in the Predecessor Funds’ May 31, 2018 annual report, which is available upon request, and the unaudited semiannual financial statements included in the Predecessor Funds’ November 30, 2018 semiannual report, which is available upon request.

Leader Short Duration Bond Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Investor Class
	Six Months Ended
	November 30,		Year Ended May 31,
	2018		2018		2017		2016	2015	2014
	(Unaudited)
Net asset value, beginning of year/period	$8.91		$8.98		$9.05		$9.79	$10.10	$9.87
From investment operations:
Net investment income (1)	0.10		0.29		0.20		0.19	0.24	0.25
Net realized and unrealized gain (loss) on investments	0.02		(0.11)		(0.08)		(0.74)	(0.23)	0.26
Total from investment operations	0.12		0.18		0.12		(0.55)	0.01	0.51
Less distributions from:
Net investment income	(0.10)		(0.25)		(0.17)		(0.15)	(0.24)	(0.28)
Net realized gains	—		—		—		—	(0.08)	—
Return of capital	—		—		(0.02)		(0.04)	—	—
Total distributions	(0.10)		(0.25)		(0.19)		(0.19)	(0.32)	(0.28)
Net asset value, end of year/period	$8.93		$8.91		$8.98		$9.05	$9.79	$10.10
Total return (2)	1.39	% (6,7)	1.99	% (6)	1.34	% (3)	(5.60)%	0.11%	5.27%
Net assets, end of year (000s)	$48,838		$54,874		$89,743		$193,008	$335,258	$437,626
Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	1.84	% (8)	1.65%		1.54%		1.41%	1.43%	1.44%
Ratio of net expenses to average net assets including dividend and interest expense (4)	1.79	% (8)	1.62%		1.54%		1.41%	1.43%	1.44%
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	1.60	% (8)	1.54%		1.48%		1.41%	1.43%	1.44%
Ratio of net investment income to average net assets (4,5)	2.29	% (8)	3.23%		2.16%		2.08%	2.38%	2.48%
Portfolio Turnover Rate	204.83	% (7)	325.30%		143.80%		106.98%	71.38%	85.13%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions.

(3)	Total Return would have been 1.22% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Not Annualized.

(8)	Annualized.

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Leader Short Duration Bond Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Institutional Class
	Six Months Ended
	November 30,		Year Ended May 31,
	2018		2018		2017		2016	2015	2014
	(Unaudited)
Net asset value, beginning of year/period	$8.98		$9.05		$9.12		$9.86	$10.17	$9.95
From investment operations:
Net investment income (1)	0.13		0.33		0.24		0.25	0.29	0.30
Net realized and unrealized gain (loss) on investments	0.01		(0.10)		(0.08)		(0.75)	(0.23)	0.26
Total from investment operations	0.14		0.23		0.16		(0.50)	0.06	0.56
Less distributions from:
Net investment income	(0.11)		(0.30)		(0.21)		(0.18)	(0.29)	(0.34)
Net realized gains	—		—		—		—	(0.08)	—
Return of capital	—		—		(0.02)		(0.06)	—	—
Total distributions	(0.11)		(0.30)		(0.23)		(0.24)	(0.37)	(0.34)
Net asset value, end of year/period	$9.01		$8.98		$9.05		$9.12	$9.86	$10.17
Total return (2)	1.65	% (6,7)	2.54	% (6)	1.79	% (3)	(5.08)%	0.62%	5.75%
Net assets, end of year (000s)	$55,331		$59,181		$106,392		$245,710	$504,366	$580,621
Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	1.34	% (8)	1.15%		1.04%		0.91%	0.93%	0.94%
Ratio of net expenses to average net assets including dividend and interest expense (4)	1.29	% (8)	1.12%		1.04%		0.91%	0.93%	0.94%
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	1.10	% (8)	1.04%		0.99%		0.91%	0.93%	0.94%
Ratio of net investment income to average net assets (4,5)	2.88	% (8)	3.71%		2.65%		2.68%	2.89%	2.97%
Portfolio Turnover Rate	204.83	% (7)	325.30%		143.80%		106.98%	71.38%	85.13%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(3)	Total Return would have been 1.66% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Not Annualized.
C-2

Leader Short Duration Bond Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class A
	Six Months Ended
	November 30,		Year Ended May 31,
	2018		2018		2017		2016	2015	2014
	(Unaudited)
Net asset value, beginning of year/period	$8.90		$8.96		$9.04		$9.77	$10.08	$9.86
From investment operations:
Net investment income (1)	0.11		0.29		0.20		0.20	0.23	0.24
Net realized and unrealized gain (loss) on investments	0.00	(9)	(0.10)		(0.09)		(0.74)	(0.22)	0.27
Total from investment operations	0.11		0.19		0.11		(0.54)	0.01	0.51
Less distributions from:
Net investment income	(0.10)		(0.25)		(0.17)		(0.15)	(0.24)	(0.29)
Net realized gains	—		—		—		—	(0.08)	—
Return of capital	—		—		(0.02)		(0.04)	—	—
Total distributions	(0.10)		(0.25)		(0.19)		(0.19)	(0.32)	(0.29)
Net asset value, end of year/period	$8.91		$8.90		$8.96		$9.04	$9.77	$10.08
Total return (2)	1.29	% (6,7)	2.11	% (6)	1.21	% (3)	(5.52)%	0.10%	5.27%
Net assets, end of year (000s)	$7,158		$6,776		$10,026		$23,619	$46,008	$57,036
Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	1.84	% (8)	1.64%		1.54%		1.41%	1.43%	1.44%
Ratio of net expenses to average net assets including dividend and interest expense (4)	1.79	% (8)	1.61%		1.54%		1.41%	1.43%	1.44%
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	1.60	% (8)	1.55%		1.48%		1.41%	1.43%	1.44%
Ratio of net investment income to average net assets (4,5)	2.43	% (8)	3.21%		2.16%		2.11%	2.38%	2.43%
Portfolio Turnover Rate	204.83	% (7)	325.30%		143.80%		106.98%	71.38%	85.13%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any. Class A total return does not reflect the applicable sales load.

(3)	Total Return would have been 1.04% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Not Annualized.

(8)	Annualized.

(9)	Less than $0.01 per share.

C-3

Leader Short Duration Bond Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class C
	Six Months Ended
	November 30,		Year Ended May 31,
	2018		2018		2017		2016	2015	2014
	(Unaudited)
Net asset value, beginning of year/period	$8.92		$8.99		$9.07		$9.81	$10.12	$9.89
From investment operations:
Net investment income (1)	0.09		0.24		0.15		0.15	0.19	0.20
Net realized and unrealized gain (loss) on investments	0.00	(9)	(0.10)		(0.07)		(0.74)	(0.23)	0.26
Total from investment operations	0.09		0.14		0.08		(0.59)	(0.04)	0.46
Less distributions from:
Net investment income	(0.08)		(0.21)		(0.15)		(0.13)	(0.19)	(0.23)
Net realized gains	—		—		—		—	(0.08)	—
Return of capital	—		—		(0.01)		(0.02)	—	—
Total distributions	(0.08)		(0.21)		(0.16)		(0.15)	(0.27)	(0.23)
Net asset value, end of year/period	$8.93		$8.92		$8.99		$9.07	$9.81	$10.12
Total return (2)	1.04	% (6,7)	1.56	% (6)	0.84	% (3)	(6.07)%	(0.39)%	4.70%
Net assets, end of year (000s)	$3,592		$3,915		$5,934		$12,488	$20,337	$15,951
Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	2.34	% (8)	2.15%		2.04%		1.91%	1.93%	1.94%
Ratio of net expenses to average net assets including dividend and interest expense (4)	2.29	% (8)	2.11%		2.04%		1.91%	1.93%	1.94%
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	2.10	% (8)	2.05%		1.98%		1.91%	1.93%	1.94%
Ratio of net investment income to average net assets (4,5)	1.93	% (8)	2.66%		1.66%		1.56%	1.92%	1.96%
Portfolio Turnover Rate	204.83	% (7)	325.30%		143.80%		106.98%	71.38%	85.13%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year or period.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(3)	Total Return would have been 0.71% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Not Annualized.

(8)	Annualized.

C-4

Leader Total Return Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Investor Class
	Six Months Ended
	November 30,		Year Ended May 31,
	2018		2018		2017	2016	2015		2014
	(Unaudited)
Net asset value, beginning of year/period	$9.71		$9.60		$9.35	$10.74	$11.36		$10.89
From investment operations:
Net investment income (1)	0.12		0.36		0.27	0.40	0.42		0.35
Net realized and unrealized gain (loss) on investments	0.13		0.03	(2)	0.24	(1.37)	(0.46)		0.60
Total from investment operations	0.25		0.39		0.51	(0.97)	(0.04)		0.95
Paid-in-capital from redemption fees	—		—		—	—	—		0.01
Less distributions from:
Net investment income	(0.17)		(0.28)		(0.22)	(0.28)	(0.42)		(0.37)
Net realized gains	—		—		—	—	(0.16)		(0.12)
Return of capital	—		—		(0.04)	(0.14)	—		—
Total distributions	(0.17)		(0.28)		(0.26)	(0.42)	(0.58)		(0.49)
Net asset value, end of year/period	$9.79		$9.71		$9.60	$9.35	$10.74		$11.36
Total return (3)	2.63	% (7,9)	4.08	% (7)	5.57%	(9.04)%	(0.30)%		9.08%
Net assets, end of year (000s)	$7,603		$8,091		$14,209	$20,087	$80,582		$83,688
Ratio of net expenses to average net assets including dividend and interest expense (4)	2.70	% (8)	2.28%		1.81%	1.54%	1.55	% (6)	1.84	% (6)
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	2.70	% (8)	2.20%		1.77%	1.54%	1.52	% (6)	1.69	% (6)
Ratio of net investment income to average net assets (4,5)	2.54	% (8)	3.78%		2.88%	4.00%	3.81	% (6)	3.19	% (6)
Portfolio Turnover Rate	104.02	% (9)	535.81%		175.53%	208.59%	173.78%		93.44%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

(7)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Not Annualized.

C-5

Leader Total Return Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Institutional Class
	Ended November
	30,		Year Ended May 31,
	2018		2018		2017	2016	2015		2014
	(Unaudited)
Net asset value, beginning of year/period	$9.67		$9.56		$9.30	$10.69	$11.31		$10.85
From investment operations:
Net investment income (1)	0.14		0.39		0.33	0.48	0.47		0.41
Net realized and unrealized gain (loss) on investments	0.14		0.04	(2)	0.24	(1.40)	(0.46)		0.59
Total from investment operations	0.28		0.43		0.57	(0.92)	0.01		1.00
Paid-in-capital from redemption fees	—		—		—	—	—		0.01
Less distributions from:
Net investment income	(0.19)		(0.32)		(0.26)	(0.31)	(0.47)		(0.43)
Net realized gains	—		—		—	—	(0.16)		(0.12)
Return of capital	—		—		(0.05)	(0.16)	—		—
Total distributions	(0.19)		(0.32)		(0.31)	(0.47)	(0.63)		(0.55)
Net asset value, end of year/period	$9.76		$9.67		$9.56	$9.30	$10.69		$11.31
Total return (3)	2.86	% (7,9)	4.56	% (7)	6.22%	(8.64)%	0.18%		9.63%
Net assets, end of year (000s)	$10,652		$8,831		$22,291	$42,043	$141,065		$111,952
Ratio of net expenses to average net assets including dividend and interest expense (4)	2.20	% (8)	1.78%		1.31%	1.04%	1.05	% (6)	1.34	% (6)
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	2.20	% (8)	1.70%		1.27%	1.04%	1.02	% (6)	1.19	% (6)
Ratio of net investment income to average net assets (4,5)	2.88	% (8)	4.07%		3.47%	4.80%	4.35	% (6)	3.72	% (6)
Portfolio Turnover Rate	104.02	% (9)	535.81%		175.53%	208.59%	173.78%		93.44%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(3)	Total return in the above table represents the rate that the investor would have earned or lost as an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

(7)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Not Annualized.

(9)	Annualized.

C-6

Leader Total Return Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class A
	Six Months Ended
	November 30,		Year Ended May 31,
	2018		2018		2017	2016	2015		2014
	(Unaudited)
Net asset value, beginning of year/period	$9.68		$9.59		$9.33	$10.72	$11.34		$10.88

From investment operations:
Net investment income (1)	0.06		0.33		0.28	0.44	0.42		0.36
Net realized and unrealized gain (loss) on investments	0.20		0.04	(2)	0.24	(1.41)	(0.46)		0.58
Total from investment operations	0.26		0.37		0.52	(0.97)	(0.04)		0.94
Paid-in-capital from redemption fees	—		—		—	—	—		0.01
Less distributions from:
Net investment income	(0.18)		(0.28)		(0.22)	(0.28)	(0.42)		(0.37)
Net realized gains	—		—		—	—	(0.16)		(0.12)
Return of capital	—		—		(0.04)	(0.14)	—		—
Total distributions	(0.18)		(0.28)		(0.26)	(0.42)	(0.58)		(0.49)
Net asset value, end of year/period	$9.76		$9.68		$9.59	$9.33	$10.72		$11.34
Total return (3)	2.63	% (7,9)	3.89	% (7)	5.69%	(9.06)%	(0.31)%		9.06%
Net assets, end of year (000s)	$6,038		$952		$4,292	$10,027	$39,175		$27,467
Ratio of net expenses to average net assets including dividend and interest expense (4)	2.70	% (8)	2.28%		1.81%	1.54%	1.55	% (6)	1.84	% (6)
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	2.70	% (8)	2.20%		1.77%	1.54%	1.52	% (6)	1.69	% (6)
Ratio of net investment income to average net assets (4,5)	1.21	% (8)	3.40%		2.94%	4.44%	3.86	% (6)	3.22	% (6)
Portfolio Turnover Rate	104.02	% (9)	535.81%		175.53%	208.59%	173.78%		93.44%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any. Class A total return does not reflect the applicable sales load.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

(7)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Not Annualized.

(9)	Annualized.

C-7

Leader Total Return Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class C
	Six Months Ended
	November 30,		Year Ended May 31,
	2018		2018		2017	2016	2015		2014
	(Unaudited)
Net asset value, beginning of year/period	$9.76		$9.66		$9.40	$10.81	$11.43		$10.96
From investment operations:
Net investment income (1)	0.05		0.31		0.24	0.39	0.37		0.30
Net realized and unrealized gain (loss) on investments	0.18		0.02	(2)	0.24	(1.42)	(0.46)		0.60
Total from investment operations	0.23		0.33		0.48	(1.03)	(0.09)		0.90
Paid-in-capital from redemption fees	—		—		—	—	—		0.01
Less distributions from:
Net investment income	(0.16)		(0.23)		(0.19)	(0.25)	(0.37)		(0.32)
Net realized gains	—		—		—	—	(0.16)		(0.12)
Return of capital	—		—		(0.03)	(0.13)	—		—
Total distributions	(0.16)		(0.23)		(0.22)	(0.38)	(0.53)		(0.44)
Net asset value, end of year/period	$9.83		$9.76		$9.66	$9.40	$10.81		$11.43
Total return (3)	2.35	% (6,8)	3.50	% (6)	5.16%	(9.60)%	(0.77)%		8.55%
Net assets, end of year (000s)	$987		$1,256		$2,334	$5,712	$13,021		$8,914
Ratio of net expenses to average net assets including dividend and interest expense (4)	3.20	% (7)	2.78%		2.31%	2.04%	2.05	% (5)	2.34	% (5)
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	3.20	% (7)	2.70%		2.27%	2.04%	2.02	% (5)	2.19	% (5)
Ratio of net investment income to average net assets (4,5)	0.96	% (7)	3.24%		2.47%	3.90%	3.36	% (5)	2.73	% (5)
Portfolio Turnover Rate	104.02	% (8)	535.81%		175.53%	208.59%	173.78%		93.44%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year or period.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(3)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(4)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(5)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

(6)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Not Annualized.

(8)	Annualized.

C-8

Leader Floating Rate Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Investor Class

	Six Months Ended		Year Ended May		Period Ended May
	November 30,		31,		31,
	2018		2018		2017 (1)
	(Unaudited)
Net asset value, beginning of year/period	$10.04		$10.02		$10.00
From investment operations:
Net investment income (2)	0.13		0.23		0.06
Net realized and unrealized gain on investments	(0.02)		0.02	(3)	0.01
Total from investment operations	0.11		0.25		0.07
Less distributions from:
Net investment income	(0.13)		(0.23)		(0.05)
Total distributions	(0.13)		(0.23)		(0.05)
Net asset value, end of year/period	$10.02		$10.04		$10.02
Total return (4)	1.11	% (5)	2.55	% (6)	0.68	% (5,6)
Net assets, end of year/period (000s)	$22,035		$13,622		$1,857
Ratio of total expenses to average net assets before waiver/reimbursed	1.39	% (7)	1.84%		8.56	% (7)
Ratio of net expenses to average net assets	1.10	% (7)	1.03%		1.03	% (7)
Ratio of net investment income to average net assets	2.65	% (7)	2.32%		1.54	% (7)
Portfolio Turnover Rate	92.00	% (5)	128.78%		43.77	% (5)

(1)	The Fund commenced operations on December 30, 2016.

(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year/period.

(3)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Annualized.
C-9

Leader Floating Rate Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Institutional Class

	Six Months Ended		Year Ended May		Period Ended
	November 30,		31,		May 31,
	2018		2018		2017 (1)
	(Unaudited)
Net asset value, beginning of year/period	$10.04		$10.03		$10.00
From investment operations:
Net investment income (2)	0.15		0.27		0.08
Net realized and unrealized gain on investments	(0.02)		0.01	(3)	0.01
Total from investment operations	0.13		0.28		0.09
Less distributions from:
Net investment income	(0.15)		(0.27)		(0.06)
Total distributions	(0.15)		(0.27)		(0.06)
Net asset value, end of year/period	$10.02		$10.04		$10.03
Total return (4)	1.31	% (5)	2.84	% (6)	0.94	% (5,6)
Net assets, end of year/period (000s)	$142,385		$55,680		$2,163
Ratio of total expenses to average net assets before waiver/reimbursed	1.00	% (7)	1.42%		11.08	% (7)
Ratio of net expenses to average net assets	0.73	% (7)	0.65%		0.65	% (7)
Ratio of net investment income to average net assets	3.02	% (7)	2.71%		2.01	% (7)
Portfolio Turnover Rate	92.00	% (5)	128.78%		43.77	% (5)

(1)	The Fund commenced operations on December 30, 2016.

(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year/period.

(3)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Annualized.

C-10

APPENDIX D

OWNERSHIP OF SHARES OF THE LEADER FUNDS

The following persons owned of record or beneficially 5% or more of the outstanding shares of each Leader Fund as of the Record Date.

Leader Short Duration Bond Fund

Name & Address	Shares	Percentage of Fund Share Class
Class A Shares
MSSB FBO TIC II LTD	522,870.176	68.17%
PO Box 49976
CMS Corp Plaza 1st FLR
Godfrey Nixon Way
PO Box 799
Grand Cayman KY1-1103

Charles Schwab & Co	50,148.636	6.54%
INC./ATTN: Mutual Fund OPS
211 Main St.
San Francisco, CA 94105

Pershing LLC	71,846.837	9.35%
PO Box 2052
Jersey City, NJ 07303

Class C Shares
Charles Schwab & Co Inc.	64,236.802	16.67%
ATTN Mutual Funds OPS
211 Main St.
San Francisco, CA 94104

J. P. Morgan Securities LLC/	42,228.961	10.96%
4 Chase Metrotech Center
Brooklyn NY 11245-0001

Institutional Shares
Charles Schwab & Co Inc/	1,438,080.366	26.30%
Special Custody Account FBO
Our Customers
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

LPL Financial	931,644.143	17.04%
4707 Executive Drive
San Diego, CA 92121-3091

TD Ameritrade Inc.	513,717.387	9.40%
FBO/Our Clients
PO Box 2226
Omaha, NE 68103-2226

D-1

Pershing LLC	303,666.365	5.55%
PO Box 2052
Jersey City, NJ 07303

Investor Shares
Pershing LLC	852,499.579	16.87%
PO Box 2052
Jersey City, NJ 07303

Charles Schwab & Co Inc/	438,872.806	6.68%
Attn: Mutual Fund Ops
211 Main St.
San Francisco, CA 94105

LEADER TOTAL RETURN FUND

Name & Address	Shares	Percentage of Fund Share Class
Institutional Shares
Charles Schwab & Co Inc	174,840.044	11.46%
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

LPL Financial	371,602.829	24.36%
4707 Executive Drive
San Diego, CA 92121-3091

Charles Schwab & Co.,	81,428.565	5.34%
INC./ATTN: Mutual Fund OPS
211 Main St.
San Francisco, CA 94105

Pershing LLC	302,203.807	19.81%
PO Box 2052
Jersey City, NJ 07303

J.P. Morgan Securities LLC	109,505.631	7.18%
4 Chase Metrotech Center
Brooklyn NY 11245-0001

E*Trade Savings Bank	94,708.490	6.21%
PO Box 6503
Englewood, CO 80155-6503

Class A Shares
Charles Schwab Co Inc.	595,584.663	76.52%
Special Custody
ATTN Mutual Funds
101 Montgomery St.
San Francisco, CA 94104

TD Ameritrade Inc	119,701.899	15.38%
FBO/Our Clients
PO Box 2226
Omaha, NE 68103-2226

Class C Shares
Pershing LLC	17,487.916	19.35%
PO Box 2052
Jersey City, NJ 07303

D-2

American Enterprise Inv	4,545.857	5.03%
Customer Ponce
707 2nd Avenue South
Minneapolis, MN 55402

National Financial Services LLC	10,462.940	11.58%
499 Washington Blvd.
Jersey City, NJ 07310

LPL Financial	5,163.932	5.71%
Customer Paredes
4707 Executive Drive
San Diego, CA 92121

LPL Financial	5,202.053	5.76%
Customer LPL Financial
4707 Executive Drive
San Diego, CA 92121

Investor Shares
TD Ameritrade Inc.	107,786.963	10.14%
FBO/Our Clients
PO Box 2226
Omaha, NE 68103-2226

LEADER FLOATING RATE FUND

Name & Address	Shares	Percentage of Fund Share Class
Institutional Shares

Charles Schwab & Co	2,869,737.218	17.75%
Inc/Special Custody
Account FBO
Our Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA
94104-4151

TD Ameritrade Inc.	6,600,122.010	40.82%
PO Box 2226
Omaha, NE 68103

Pershing LLC	2,237,119.361	13.84%
O Box 2052
Jersey City, NJ 07303

Investor Shares
Pershing LLC	502,430.111	19.74%
PO Box 2052
Jersey City, NJ 07303

Charles Schwab & Co Inc.	298,116.933	11.71%
ATTN Mutual Fund Ops
211 Main St.
San Francisco, CA 94105

National Financial Services LLC	158,657.048	6.23%
499 Washington Blvd.
Jersey City, NJ 07310
D-3

Statement of Additional Information

April 30, 2019

Leader Short Duration Bond Fund

Institutional Shares:	LCCIX
Investor Shares:	LCCMX
Class A Shares:	LCAMX
Class C Shares:	LCMCX

Leader Total Return Fund

Institutional Shares:	LCTIX
Investor Shares:	LCTRX
Class A Shares:	LCATX
Class C Shares:	LCCTX

Leader Floating Rate Fund

Institutional Shares:	LFIFX
Investor Shares:	LFVFX

Each a series of Leader Funds Trust

The Leader Funds

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

1-800-711-9164

This statement of additional information (“SAI”) is not a prospectus, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated April 30, 2019, as may be amended from time to time (the “Proxy/Prospectus”), for the Special Meeting of Shareholders of the Leader Short Duration Bond Fund, the Leader Total Return Fund and the Leader Floating Rate Fund (each, a “Leader Fund” and together, the “Leader Funds”), each a series of Northern Lights Fund Trust, a Delaware statutory trust, to be held on June 3, 2019. A copy of the Proxy/Prospectus is available by calling the proxy solicitor, AST Fund Services, toll-free at 800-659-6590.

This SAI relates specifically to the proposed reorganization of each Leader Fund into a newly created series of Leader Funds Trust (each, an “Acquiring Fund” and together, the “Acquiring Funds”), as identified below:

Leader Fund		Acquiring Fund
Leader Short Duration Bond Fund	→	Leader Short Duration Bond Fund
Leader Total Return Fund	→	Leader Total Return Fund
Leader Floating Rate Fund	→	Leader Floating Rate Fund

This SAI consists of this document and the following described documents, each of which is incorporated by reference herein:

1.	Prospectus and Statement of Additional Information of each Leader Fund, dated September 28, 2018 (filed via EDGAR on September 25, 2018, Accession No. 0001580642-18-004652); and

2.	Annual Report to Shareholders of the Leader Funds dated May 31, 2018 (filed via EDGAR on August 9, 2018, Accession No. 0001580642-18-003794); and

3.	Semi-annual Report to Shareholders of the Leader Funds dated November 30, 2018 (filed via EDGAR on February 7, 2019, Accession No. 0001580642-19-000640.

None of the Acquiring Funds currently has any assets or liabilities. Each Acquiring Fund will commence operations upon the completion of the applicable Reorganization and will continue the operations of the corresponding Leader Fund. For this reason, the financial statements of the Acquiring Funds and the pro forma financial statements of the Acquiring Funds have not been included herein. The terms, as used in this SAI, “Fund” and “Funds” refer to the Acquiring Funds and “Trust” refers to Leader Funds Trust.

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TABLE OF CONTENTS THE TRUST AND THE FUNDS	3
TYPES OF INVESTMENTS	3
INVESTMENT RESTRICTIONS	31
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	32
MANAGEMENT	34
CONTROL PERSONS AND PRINCIPAL HOLDERS	37
INVESTMENT ADVISOR	40
DISTRIBUTION OF FUND SHARES	43
PORTFOLIO MANAGER	46
ALLOCATION OF PORTFOLIO BROKERAGE	47
PORTFOLIO TURNOVER	48
OTHER SERVICE PROVIDERS	48
DESCRIPTION OF SHARES	50
ANTI-MONEY LAUNDERING PROGRAM	51
PURCHASE, REDEMPTION AND PRICING OF FUND SHARES	51
TAX STATUS	54
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	58
LEGAL COUNSEL	58
FINANCIAL STATEMENTS	59
APPENDIX A PROXY VOTING POLICIES	60
APPENDIX B DESCRIPTION OF BOND RATINGS	63
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THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on February 1, 2019 and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end investment management company. The Trust is authorized to offer an unlimited number of shares of beneficial interest, which may be divided into different series and classes. Each Fund is a diversified series of the Trust. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). Each Fund may issue an unlimited number of shares of beneficial interest. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled (i) to participate equally with other shares in dividends and distributions declared by the Fund and (ii) upon liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of a Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The discussion below supplements information contained in the Proxy/Prospectus pertaining to the investment policies of each Fund.

TYPES OF INVESTMENTS

The investment objective of each Fund and a description of its principal investment strategies are set forth under “Risk/Return Summary” in the Prospectus. Each Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information in which the Advisor may employ in pursuit of each Fund’s investment objective and a summary of related risks. To the extent that a type of investment is not disclosed in the Principal Investment Strategies section of the Funds’ prospectus, such type of investment is not used as a principal strategy for the Funds.

A.            Asset-Backed Debt Obligations and Mortgage-Backed Securities.  Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements.  The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk and bankruptcy of the originator or any other affiliated entities and the amount and quality of any credit enhancement of the securities.  Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, over-collateralization and guarantees by third parties.  The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (“CMOs”).  Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, “private lenders”).  Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors.  As a result, the yield on any mortgage- or asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.  The yield characteristics of mortgage- and asset-backed debt obligations differ from those of traditional debt obligations.  Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time.  As a result, if these debt obligations

3

or securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity.  Conversely, if these debt obligations or securities are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity.  Mortgage-backed securities available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.  Accelerated prepayments on debt obligations or securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.  The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms.  Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO.  Multiple class mortgage- and asset-backed securities are issued for two main reasons.  First, multiple classes may be used as a method of providing selective credit support.  This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes.  Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets.  Examples include separate trading of registered interest and principal of securities (“STRIPS”) (mortgage- and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

The Funds may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (“IO”) and principal-only (“PO”) securities.  IO and PO mortgage-backed securities may be illiquid.  The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

Mortgage- and asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Funds may invest in such mortgage- and asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of each Fund.

If a Fund purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may substantially limit the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so called “subprime” mortgages.  An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

 B.           Auction Rate Securities.  Auction Rate Securities (“ARS”) are long-term, variable-rate bonds tied to short-term interest rates.  ARS have a long-term nominal maturity with interest rates reset through a modified Dutch auction, at pre-determined short-term intervals, usually, 7, 28 or 35 days.  ARS trade at par and are “callable” (the issuer can require the bondholder to sell the bond back to the issuer) at par on any interest payment date.  Common issuers of ARS include municipalities, non-profit hospitals, utilities, housing finance agencies, student loan finance authorities and universities.  Credit risk associated with ARS is similar to the default risk associated with other municipal and corporate bond issuers.  Bond insurance is usually used to lower the credit risk of ARS.  Although very infrequent, and almost always due to a dramatic decline in the credit quality of the issuers, ARS would be subject to liquidity risk if the auction process used to reset the interest rates failed because there were more orders to sell the ARS than bids to purchase the ARS.  If an auction process failed, existing holders of ARS would have to continue to hold their ARS until there were a sufficient number of bids to purchase the ARS at the next auction to calculate the interest rate reset.

C.        Cash Management. The Funds may invest directly in cash, ARS and other short-term fixed-income securities.  All money market instruments can change in value when interest rates or an issuer’s creditworthiness change dramatically.

4

D.        Closed-End Investment Companies. Each Fund may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on an exchange such as the New York Stock Exchange or the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

Each Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

Each Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

E. Collateralized Loan Obligations (“CLOs”). CLO investments generally represent either a residual economic interest, in the case of a defaulted tranche, or a performing debt investment collateralized by a portfolio of Senior Loans. The value of CLO investments generally depend on both the quality and nature of the underlying portfolio it references and also on the specific structural characteristics of the CLO itself.

CLO Structural Elements

Structurally, CLO vehicles are entities formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are generally limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit.

A CLO vehicle is formed by raising multiple “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. As interest payments are received the CLO vehicle makes contractual interest payments to each tranche of debt based on their seniority. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO vehicle meets or exceeds required collateral coverage levels (or other similar covenants) the remaining funds may be paid to the equity tranche. The contractual provisions setting out this order of payments are set out in detail in the CLO vehicle’s indenture. These provisions are referred to as the “priority of payments” or the “waterfall” and determine any other obligations that may be required to be paid ahead of payments of

5

interest and principal on the securities issued by a CLO vehicle. In addition, for payments to be made to each tranche, after the most senior tranche of debt, there are various tests which must be complied with, which are different for each CLO vehicle.

CLO indentures typically provide for adjustments to the priority of payments in the event that certain cashflow or collateral requirements are not maintained. The collateral quality tests that may divert cashflows in the priority of payments are predominantly determined by reference to the par values of the underlying loans, rather than their current market values. Accordingly, CLO debt investments allow investors to gain diversified exposure to the Senior Loan market on a levered basis frequently without being structurally subject to mark-to-market price fluctuations of the underlying loans. As such, although the current valuations of CLO debt tranches are expected to fluctuate based on price changes within the loan market, interest rate movements and other macroeconomic factors, those tranches will generally be expected to continue to receive distributions from the CLO vehicle periodically so long as the underlying portfolio does not suffer defaults, realized losses or other covenant violations sufficient to trigger changes in the waterfall allocations.

The diagram below is for illustrative purposes only. The CLO structure highlighted below is only a hypothetical structure and structures among CLO vehicles in which the Fund may invest may vary substantially from the hypothetical example set forth below.

The Syndicated Senior Loan Market

The syndicated leveraged corporate loan market remains largely inaccessible to a significant portion of investors that are not lenders or approved institutions. The CLO market permits wider exposure to syndicated Senior Loans, but this market is almost exclusively private and predominantly institutional.

The Senior Loan market is characterized by various factors, including:

•	Seniority. A Senior Loan typically ranks senior in a company’s capital structure to all other forms of debt or equity. As such, that loan generally maintains the senior-most claim on the company’s assets and cash flow, and, we believe should, all other things being equal, offer the prospect of a relatively more stable and lower-risk holding.

•	Floating rate instruments. A Senior Loan typically contains a floating versus a fixed interest rate, which we believe provides some measure of protection against the risk of interest rate fluctuation.

•	Frequency of interest payments. A Senior Loan typically provides for scheduled interest payments no less frequently than quarterly.

F.              Commercial Paper. Commercial paper is a debt obligation usually issued by corporations (including foreign corporations) and may be unsecured or secured by letters of credit or a surety bond.  Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper.  As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.  Commercial paper may be deemed a restricted security, thereby causing it to be illiquid or reducing its liquidity in certain circumstances.

6

Asset-backed commercial paper is a form of commercial paper generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases and other receivables.  Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper at maturity.

 G.               Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.  Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

H.               Debt Obligations.  The Funds may invest a portion of its assets in debt obligations.  Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date.  Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity.  Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.  Risks of investing in debt obligations may include the following:

PRICE VOLATILITY.  The market value of debt obligations is affected primarily by changes in prevailing interest rates.  The market value of a debt obligation generally reacts inversely to interest-rate changes, which means that, when prevailing interest rates decline, an obligation’s price usually rises, and when prevailing interest rates rise, an obligation’s price usually declines.

MATURITY.  In general, the longer the maturity of a debt obligation, the higher its yield is, but the greater its sensitivity to changes in interest rates.  Conversely, the shorter the maturity is, the lower the yield, but the lesser its sensitivity to changes in the interest rates, and the greater the price stability.  Commercial paper is generally considered the shortest maturity form of debt obligation.

CREDIT QUALITY.  The value of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers and obligors.  Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal.  To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

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In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers.  The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations (“NRSROs”).

DURATION.  Duration was developed as a more precise alternative to the concept of “maturity” for a debt security or portfolio of debt securities.  Traditionally, a debt security’s maturity has been used as a proxy for the sensitivity of the debt security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security).  However, maturity measures only the time until a debt security provides its final payment, taking no account of the expected timing of the security’s principal and interest payments prior to maturity.  In contrast, duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure.  Duration management is one of the fundamental tools used by the Advisor.

Duration is a measure of the expected life of a debt obligation on a present value basis.  Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time.  For any debt obligation with interest payments occurring prior to the payment of principal, duration is always less than maturity.  In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

Futures, options and options on futures have durations that, in general, are closely related to the duration of the debt securities that underlie them.  Holding long futures or call option positions will lengthen the duration of the Fund’s portfolio by approximately the same amount of time that holding an equivalent amount of the underlying debt securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the debt securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount of time that selling an equivalent amount of the underlying debt securities would.

There are some situations where even the standard duration calculation does not completely reflect the interest rate exposure or projected cash flows of a debt security.  For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure and duration correspond to the frequency of the coupon reset.  Another example where the interest rate exposure is not properly captured by duration is mortgage pass-through securities.  The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure.  If the Fund invests in collateralized mortgage obligations (“CMOs”), the Advisor may consider using the average life versus its final maturity for the purpose of calculating the Fund’s average duration.  Finally, the duration of a debt obligation may vary over time in response to changes in interest rates and other market factors.

I.          U.S. Treasury Securities.   The Funds may invest its assets in U.S. treasuries with no limit.

J.          Depositary Receipts. The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”), or other securities convertible into securities of foreign issuers.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar arrangement.  For purposes of each Fund’s investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments.  For example, an ADR or EDR representing ownership of common stock will be treated as common stock.  Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either “unsponsored” or “sponsored.”  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior

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to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facility.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities.  In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

K.           Derivative Instruments.

IN GENERAL.  The Funds may use derivative instruments for any lawful purpose consistent with its investment objectives such as for hedging, managing risk or obtaining market exposure.  Derivative instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets, such as securities, currencies, commodities (commonly referred to as “underlying assets”) or indices.

A derivative instrument generally consists of, is based upon or exhibits characteristics similar to options or forward contracts.  Options and forward contracts are considered to be the basic “building blocks” of derivatives.  For example, forward-based derivatives include forward contracts and swap contracts, as well as exchange-traded futures.  Option-based derivatives include privately negotiated, over-the-counter (“OTC”) options (including options on forward and cap, floor and collar swap contracts) and exchange-traded options on futures.  Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time.  The holder pays the premium at inception and has no further financial obligation.  The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset.  The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to adverse changes in the value of the underlying asset or index.

A forward is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date.  The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset.  The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary.  The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

HEDGING.  The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, its portfolio.  Derivatives may also be used to “lock-in” realized but unrecognized gains in the value of its portfolio securities.  Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.  To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

MANAGING RISK/MARKET EXPOSURE.  The Funds may also use derivative instruments to manage the risks of its portfolio.  Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, or establishing a position in the derivatives markets as a substitute for buying, selling, holding certain securities or creating or altering exposure to certain asset classes, such as

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equity, debt, foreign securities and floating-rate debt securities.  The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than “traditional” securities (i.e., stocks or bonds) would.

EXCHANGE-TRADED AND OTC DERIVATIVES.  Derivative instruments may be exchange-traded or traded in OTC transactions between private parties.  Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange.  Exchange contracts are generally very liquid.  The exchange clearinghouse is the counterparty of every contract.  Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty.  On the other hand, OTC derivative transactions are not traded on established exchanges and are not guaranteed by the creditworthiness of any exchange.  Consequently, OTC derivative transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument.  OTC derivative transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

RISKS.  The use of derivative instruments involves risks as described below.  Risks pertaining to particular derivative instruments are described in the sections that follow.

(1)           MARKET RISK.  The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down.  Adverse movements in the value of an underlying asset can expose the Fund to losses.  Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified.  The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies and commodity markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular strategy adopted will succeed.  The Advisor’s decision to engage in a derivative transaction will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund’s objectives, investment limitations and operating policies.  In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund’s entire portfolio and investment objectives.

(2)              CREDIT RISK.  The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counter-party to comply with the terms of a derivative instrument.  The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives.  For privately negotiated instruments, there is no similar clearing agency guarantee.  In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.  The Funds will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.  In certain circumstances, the Advisor will obtain collateral for the Fund from the counterparty to minimize this credit risk.

(3)              CORRELATION RISK.  Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged.  For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated.  With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset.  With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated.  When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged.    Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded.  The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4)              LIQUIDITY RISK.  Derivatives are also subject to liquidity risk.  Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early or replaced quickly at or very close to its market value.  Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract.  OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements or by the derivative instrument to maintain assets as “cover,”

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maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options).  If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts or collateral or make such payments until the position expired, matured or was closed out.  The requirements might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.  A Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position.  Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5)             LEGAL RISK.  Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative instrument.  While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff.  Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.

(6)             SYSTEMIC OR “INTERCONNECTION” RISK.  Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants.  In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction.  Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations.  This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

GENERAL LIMITATIONS.  The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission (“CFTC”) and various state regulatory authorities.  In addition, the Fund’s ability to use derivative instruments may be limited by certain tax considerations.

The Trust, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds’ operation. Accordingly, the Funds’ are not subject to registration or regulation as a commodity pool operator under the CEA.

LEVERAGED DERIVATIVE TRANSACTIONS. The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging the Fund’s assets in a manner that raises senior security issues as defined under the 1940 Act.  In order to avoid creating a senior security and to limit the potential problems for leveraging of the Fund’s assets when the Fund invests in derivatives, the SEC has stated that each Fund may use coverage or designation of the Fund’s liquid assets.  To the extent required by SEC guidelines, the Fund will not enter into any such leveraging derivative transactions unless it owns either: (1) an offsetting (“covered”) position in securities, options, futures or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not “covered.”  Assets designated on the Fund’s records cannot be sold while the related derivative position is open unless they are replaced with similar assets and such designated assets may be deemed illiquid.  As a result, the designation of a large portion of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

In some cases, a Fund may be required to maintain or limit exposure of a specified percentage of its assets to a particular asset class.  In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund’s books and records (unless another interpretation is specified by applicable regulatory requirements).

OPTIONS.  The Funds may use options for any lawful purpose consistent with its investment objectives such as hedging or managing risk.  An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a

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“put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”).  The holder pays the premium at inception and has no further financial obligation.  The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset.  The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset.  The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position.  Options used by the Fund may include European, American and Bermuda style options.  If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option and if it is exercisable only at certain times, it is a “Bermuda” option.

The Funds may hold (buy) and write (sell) put and call options on underlying assets and enter into closing transactions with respect to such options to terminate an existing position.  The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge.  Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options.  Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option.  All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid.  Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.

Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Funds may purchase or write both exchange-traded and OTC options.  Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and the other party to the transaction (“counterparty”) (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market.  The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration.  In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.  If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

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The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

SPREAD OPTION TRANSACTIONS.  The Funds may use spread transactions for any lawful purpose consistent with its investment objectives such as hedging or managing risk.  The Funds may purchase covered spread options from securities dealers.  Such covered spread options are not presently exchange-listed or exchange-traded.  The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark.  The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs.  In addition, there is no assurance that closing transactions will be available.  The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.  Such protection is only provided during the life of the spread option.

FUTURES CONTRACTS.  The Funds may use futures contracts for any lawful purpose consistent with its investment objectives such as hedging or managing risk. The Funds may enter into futures contracts, including, but not limited to, interest rate futures and index futures.  The Funds may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest.  The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge.  Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities.  The Funds may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund.  The Funds may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position.  Such options would have the same strike prices and expiration dates.  The Funds will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.

To the extent required by regulatory authorities, the Funds only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument.  Futures exchanges and trading are regulated under the CEA by the CFTC.  Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund’s exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time and place.  An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written.  Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained.  A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index.  More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.  If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss.  Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.  If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Fund upon entering into a futures contract.  Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value.  Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

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Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker.  When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk.  In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written.  Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market.  The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market.  However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  A Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged.  For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls.  These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged.  Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets.  This participation also might cause temporary price distortions.  In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Single-stock futures are futures traded on individual stocks.  When buying or selling single-stock futures, a Fund is obligated to fulfill the terms of the contract upon expiration, unless it offsets the position before then.  Single-stock futures carry higher margin requirements than regular futures contracts.  Trading single-stock futures also involves the risk of losing more than a Fund’s initial investment.

FOREIGN CURRENCY DERIVATIVES.  The Funds may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into).  The Funds may use these instruments for hedging or any other lawful purpose consistent with each Fund’s investment objectives, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging.  A Fund’s use of currency-related derivative instruments will be directly related to a Fund’s current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio.  In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase.  Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Funds might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling a Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.  The Funds also might use currency-related derivative

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instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency.  Alternatively, where appropriate, a Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by a Fund.  Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Funds may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold.  For example, if a Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure.  Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.”  The effective use of currency-related derivative instruments by a Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged.  Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

A Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments.  In such cases, a Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by a Fund involves a number of risks.  The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency.  Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract.  In other words, a Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction.  The counterparty risk for exchange-traded instruments is generally less than for

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privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance.  For privately negotiated instruments, there is no similar clearing agency guarantee.  In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to a Fund.  A Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.  Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund.  In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity.  In the case of an exchange-traded instrument, a Fund will be able to close the position out only on an exchange that provides a market for the instruments.  The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time.  In the case of a privately negotiated instrument, a Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument.  While the Funds will enter into privately negotiated transactions only with entities that are expected to be capable of entering into a closing transaction, there can be no assurance that a Fund will in fact be able to enter into such closing transactions.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established.  Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market.  Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to a Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period and the market conditions then prevailing.  A Fund may have to pay a fee or commission for using these instruments or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies.  Thus, for example, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

When required by the SEC guidelines, a Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments.  To the extent a Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets.  As a result, if a large portion of a Fund’s assets is so set aside, this could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

The Advisor’s decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor’s judgment that the transaction will provide value to a Fund and its shareholders and is consistent with a Fund’s objectives and policies.  In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of a Fund’s entire portfolio and objectives.  The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor’s skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security.  There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.  In addition, a Fund’s use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government.  In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by a Fund.

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The Funds’ dealing in currency-related derivative instruments will generally be limited to the transactions described above.  However, the Funds reserve the right to use currency-related derivative instruments for different purposes and under different circumstances.  Of course, the Funds are not required to use currency-related derivative instruments and will not do so unless deemed appropriate by the Advisor.  It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund’s securities that are attributable to other (i.e., non-currency related) causes.  Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain that may result from an increase in the value of that currency.

“SWAP” DERIVATIVE TRANSACTIONS.  The Funds may enter into interest rate, credit default, securities index, commodity or security and currency exchange rate swap agreements for any lawful purpose consistent with a Fund’s investment objective, such as for the purpose of attempting to obtain, enhance or preserve a particular desired return or spread at a lower cost to a Fund than if a Fund had invested directly in an instrument that yielded that desired return or spread.  A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that a Fund anticipates purchasing at a later date.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return or other amount to be exchanged) in a particular foreign currency, or in a “basket” of securities representing a particular index.  Swap agreements may include (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor” and (3) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or “collar” amounts.

The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange.  Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a “net basis.”  Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement (“net amount”) and not the notional amount differences themselves.  A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to a Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund’s books and records.

Whether the Funds’ use of swap agreements will be successful in furthering its investment objectives will depend, in part, on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices or rates covered by the swap agreement.  Swap agreements may be considered to be illiquid.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  A Fund will enter into swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements.  If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.  Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 (“IRC”) may limit the Fund’s ability to use swap agreements.  The swaps market is largely unregulated.

CREDIT DERIVATIVES.  Credit derivatives are a form of derivative that are divided into two basic types, credit default swaps and total return swaps, and are usually governed by the standard ISDA Master Agreement terms and conditions.  A credit default swap involves a protection buyer and a protection seller.  The Fund may be either a protection buyer or seller.  The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer or basket of securities.  A total return swap involves a total return receiver and a total return payor.  The Fund may either be a total return receiver or payor.  Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., the London Interbank Offer Rate (“LIBOR”)) and spread plus the amount of any price

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depreciation on the reference security or asset.  The total return payor does not need to own the underlying security or asset to enter into a total return swap.  The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value.  Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.  Another type of credit derivative is the credit-linked notes and other forms of debt obligations with an embedded credit default swap component.  In this type of credit derivative, payments of principal and interest are linked to the performance of one or more reference debt securities or assets.  In all of these credit derivative transactions, the same general risks of derivative transactions are present, but they offer greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment.  If the Fund writes a credit default swap, it receives a premium up front but the Fund’s exposure under the credit default swap is a form of leverage and will be subject to the restrictions on leveraged derivatives discussed above.

L.           Exchange-Traded Funds.  The Funds may invest in exchange-traded funds (“ETFs”). ETFs represent shares of ownership in mutual funds, or unit investment trusts (“UITs”), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value (“NAV”). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allow investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

The Funds expect to use ETFs as part of its overall investment strategy, which may include yield enhancement and as part of its hedging strategy. ETFs other than those related to the fixed income sector may be used for yield enhancement purposes. For example, to offset the risk of declining security prices, the Fund may invest in inverse ETFs. Inverse ETFs are funds designed to rise in price when stock or other security prices are falling. Consequently, an investment in an inverse ETF is economically similar to a short-sale position. Inverse ETFs seek daily investment results, before fees and expenses that will match a certain percentage of the inverse (opposite) of the daily performance of a specific benchmark. For example, if an ETF's current benchmark is 100% of the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (if the Russell 2000 Index goes down 5% then the ETF’s value should go up 5%). Conversely, when the value of the underlying index increases, the value of the ETF’s shares tend to decrease on a daily basis (if the Russell 2000 Index goes up 5% then the fund’s value should go down 5%). Positions in inverse securities are speculative and can be more risky than "long" positions (purchases).

Additionally, long and inverse ETF’s may employ leverage, which magnifies the changes in the underlying stock or other index upon which they are based. For example, if an inverse ETF’s current benchmark is 200% of the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis by a factor of two when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 10%). You should be aware that any strategy that includes inverse securities could suffer significant losses because of the return magnifying effect of leverage.

ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in stocks and bonds. Also, because the value of ETF shares depends on the demand in the market, the Advisor may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting the Fund's performance.

M.           Foreign Investment Companies.   The Funds may invest, to a limited extent, in foreign investment companies.  Some of the countries in which the Funds invest may not permit direct investment by outside investors.  Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies.  In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country that permits direct foreign investment.  Investing

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through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act.  Under the 1940 Act, the Funds may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.  The Funds do not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

N.       Emerging Markets Securities.   Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent currency exchange transactions do not fully protect a Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which a Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of a Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

O.       Foreign Securities.  Foreign securities are securities issued by a foreign government or securities issued by a company incorporated in a foreign country.  Investing in foreign securities involves certain risks not present in investing in U.S. securities, and many of these risks are discussed below.  For example, many of the foreign securities held by the Funds will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements.  Accordingly, the Funds have the risk of obtaining less publicly available information concerning these foreign issuers and foreign securities than is available concerning U.S. issuers.  In addition, the Funds have the risk that disclosure, reporting and regulatory standards for foreign issuers may be less stringent in certain foreign countries (especially emerging market countries) than in the U.S. and other major markets.  There also may be a lower level of effective government regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations in these emerging markets may be extremely limited.  Foreign companies, and in particular, companies in smaller and emerging capital markets, are not generally subject to the same uniform accounting, auditing and financial reporting standards as in the U.S. and other

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developed countries.  The Funds also have the risk that its net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

Foreign securities may be subject to the instability of foreign governments and/or their relationship with the U.S. government (including concerns over nationalization of U.S. assets); unilateral actions of the foreign government about payment of its own debt or restricting payments of foreign company debt and unilateral actions of the U.S. government with respect to treaties, trade, capital flows, immigration and taxation with that foreign country or affecting that foreign company.

A Fund’s costs attributable to investing in foreign securities may be higher than those attributable to domestic investments- and this is particularly true with respect to investments in emerging capital markets.  For example, a Fund’s cost of maintaining custody of its foreign securities usually exceeds its custodial costs for domestic securities; and a Fund’s transaction and settlement costs of for foreign securities usually are higher than those attributable to domestic investing.  A Fund’s costs associated with the exchange of and hedging foreign currencies also make investing in foreign securities more expensive than domestic investments.  A Fund’s investment income on certain foreign securities may be subject to foreign withholding or other foreign taxes that could reduce a Fund’s total return on its investments in foreign securities.  Tax treaties between the U.S. and certain foreign countries, however, may reduce or eliminate the amount of foreign tax to which a Fund would be subject.

Foreign markets also have different clearance and settlement procedures.  In certain foreign markets, there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult for the Fund to conduct or timely settle such transactions.  Delays in foreign settlement could result in unexpected, temporary periods when the Fund’s assets are uninvested and are earning no investment return.  The Fund’s inability to make and timely settle foreign security purchases due to settlement problems could cause the Fund to miss foreign investment opportunities.  On the sell-side, the Fund’s inability to dispose of a foreign security due to settlement problems could result either in unexpected losses to the Fund (due to subsequent declines in the value of such foreign security) or, if the Fund is unable to deliver the foreign security to the purchaser, could result in the Fund’s possible liability to the purchaser.

In addition, a Fund’s investment in any security payable in a foreign currency is subject to the risk of changes in the value of the U.S. dollar versus the value of the foreign currency.

Non-foreign securities may also be directly or indirectly subject to foreign risks because of, for example, the issuer’s affiliation with a foreign company or the multinational nature of the issuer’s operations.  The type and aggregate level of foreign risk can vary significantly between individual securities held by the Funds.  A summary of certain common types of debt-obligations affected by foreign risks is presented below:

NON-DOLLAR BONDS (INTERNATIONAL BONDS).  Foreign governments, U.S. and international agencies and corporations may issue debt instruments with interest and/or principal payable in currencies other than the U.S. dollar.  These types of debt instruments are usually known as “non-dollar bonds.”  For U.S.-based investors, these non-dollar bonds entail foreign currency risk as described above.  While some foreign currencies tend to trade in a moderate range versus the U.S. dollar, other foreign currencies may exhibit dramatic and/or unexpected increases or decreases in value relative to the U.S. dollar.  Freely floating foreign currencies have no limit on the degree of appreciation or depreciation they may experience.  Even foreign currencies which are managed by foreign governments and central banks to track the value of the U.S. dollar or a “basket” of securities (“managed float” or “peg”) can in fact gain or lose value in U.S. dollar terms.  Such managed currency arrangements can break down at any time, resulting in significant U.S. dollar valuation swings for those non-dollar bonds paying in these foreign currencies.  While the most common issuers of non-dollar bonds are domiciled outside the United States, U.S entities can choose to offer bonds payable in foreign currencies.

YANKEE BONDS.  “Yankee” bonds are debt instruments issued and/or registered in the United States by non-U.S. borrowers (also called “Yankee issuers”) paying interest and principal in U.S. dollars.  Yankee issuers may have significant operations or entire subsidiaries located in the United States, or they may have U.S. funding arms, but no U.S. business operations.  U.S. holders of Yankee bonds are not directly subject to foreign currency risk, but exchange rate movements may have an indirect influence on the market price of Yankee bonds since they impact the financial condition of the Yankee issuer.  For example, a Canadian-based company raising capital in the U.S. market by issuing Yankee bonds could face a change in its business results (and therefore its creditworthiness) due to a change in the value of the Canadian dollar versus the U.S. dollar.  Yankee bonds may also be subject to foreign, political, legal, accounting, regulatory and disclosure risks discussed above.

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U.S. SUBSIDIARY BONDS.  A U.S. subsidiary bond is a debt instrument issued by a U.S. operating company which is owned, directly or indirectly, by a foreign company.  Like Yankee bonds, U.S. subsidiary bonds are payable in U.S. dollars, and consequently avoid direct foreign currency risk for U.S. holders.  However, as with Yankee bonds, the creditworthiness of the U.S. subsidiary issuing the bonds (and market value of the U.S. subsidiary’s bonds) can be influenced by foreign currency movements and the other foreign risk factors noted above to the extent that the foreign parent company’s business prospects are affected by such foreign risks.

U.S. MULTI-NATIONAL BONDS.  A U.S. multi-national bond is a debt instrument issued in the U.S. by a subsidiary of a multi-national company (which multi-national company is domiciled in the United States).  The issuing subsidiary could be domiciled in the U.S. or in a foreign country, and could be either an operating subsidiary or a funding vehicle for the multi-national parent company.  A U.S. multi-national bond can be issued in U.S. dollars or other foreign currencies.  If issued by the subsidiary company in a foreign currency, a U.S. multi-national bond embodies the same foreign currency risks described above for non-dollar bonds.  If issued by the subsidiary in U.S. dollars, there is no direct foreign currency risk for U.S. investors, but indirect foreign currency risks affecting the multi-national operations of the parent company remain.  Many U.S. multi-national companies derive a greater share of revenues and earnings from foreign activities than from U.S. operations.  Consequently, financial results and the creditworthiness of these U.S. multi-national companies (and the market value of the debt instruments issued by their subsidiaries) can be affected (to a greater or lesser extent) by the foreign risk factors described above.

U.S. DOLLAR FOREIGN BONDS.  U.S. dollar foreign bonds are debt instruments issued by foreign governments, supra-national foreign organizations, foreign subsidiaries of U.S. multinational companies, foreign corporations and offshore registered entities payable in U.S. dollars.  Principal and interest on these bonds are payable in U.S. dollars, so there is no direct foreign currency risk for U.S. holders.  However, indirect foreign currency risk and the other foreign risk factors may apply to the foreign issuers of these U.S. dollar foreign bonds, and affect the market value of these bonds.  (Note: These foreign issuers of U.S. dollar foreign bonds may also have U.S. subsidiaries or a U.S. parent that issue debt instruments themselves.  Accordingly, it is not uncommon that one multi-national company may issue bonds both at its subsidiary level and at its parent level and, depending if the issuer is a U.S. entity or a foreign entity, one bond could be categorized as a “foreign security” while the other bond categorized as a U.S. security).

P.           Governmental/Municipal Obligations.

IN GENERAL.  Municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities.  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes.  Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects.  Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations.  Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund’s investment objectives.  Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

BONDS AND NOTES.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal.  Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source.  Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users.  Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments.  Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

MUNICIPAL LEASE OBLIGATIONS.  Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract.  They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets.  The Fund may purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See “Participation Interests” section). States have different requirements for issuing municipal debt and issuing municipal leases.  Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in

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future years unless funds have been appropriated for this purpose each year.  Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes.  Accordingly, such obligations are subject to “non-appropriation” risk.  Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

MORTGAGE-BACKED BONDS.  A Fund’s investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers.  The Fund’s interest, evidenced by such obligations, is an undivided interest in a pool of mortgages.  Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments.  The Fund may also receive additional principal payments representing prepayments of the underlying mortgages.  While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates.  In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

PARTICIPATION INTERESTS.  A participation interest gives the Fund an undivided interest in a municipal debt obligation in the proportion that the Fund’s participation interest bears to the principal amount of the underlying obligation.  These underlying obligations may have fixed-, floating-, or variable-rates of interest.  The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be federal tax-exempt.  If the Fund purchases unrated participation interests, the Board or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest.  Participation interests may be backed by a letter of credit or repurchase obligation of the selling institution.  When determining whether such a participation interest meets the Fund’s credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.

PASS-THROUGH CERTIFICATES.  Each Fund may also invest in pass-through certificates or securities issued by partnerships and grantor trusts.  These securities allow the Fund to receive principal and interest payments on underlying obligations and such securities may have fixed-, floating-, or variable-rates of interest.  The pass-through certificates may be backed by a letter of credit, guarantee or liquidity provider and, if the pass-through certificate is intended to be a tax-exempt security, it is generally accompanied by an opinion of counsel that the interest on the pass-through certificates will be exempt from federal income tax.  The Fund may only invest in these securities if they meet the Fund’s credit-quality and eligibility requirements.

Q.           High-Yield Securities.

IN GENERAL.  Non-investment grade debt obligations (“lower-quality securities”) include (1) debt obligations rated between BB and C by Moody’s Investor Services (“Moody’s”), Standard & Poor’s Ratings Group (“S&P”), Fitch Ratings, Inc. and comparable ratings of other NRSROs; (2) commercial paper rated as low as C by S&P, Not Prime by Moody’s and comparable ratings of other NRSROs and (3) unrated debt obligations of comparable credit-quality as determined by the Advisor.  Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy of the obligor.  They are regarded as predominantly speculative and present a significant risk for loss of principal and interest.  The special risk considerations in connection with investments in these securities are discussed below.

EFFECT OF INTEREST RATES.  The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion.  As a result, it is not clear how this market may withstand a prolonged recession or economic downturn.  Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All fixed interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise.  The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities (which react primarily to fluctuations in the general level of interest rates).  Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities.  As a result, they generally involve more credit risks than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations.  The issuer’s ability to service its debt obligations may also be adversely affected by specific

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corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.  The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities may be unsecured and may be subordinated to other creditors.  Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery.  Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s NAV.

DECREASED FUND LIQUIDITY.  As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund’s NAV.  If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits.  Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount to its existing market value to meet redemptions.  Any such redemption would force the Fund to sell the more liquid portion of its portfolio.

PREPAYMENT RISK.  Lower-quality and comparable unrated securities typically bear higher rates of interest than higher- and medium- quality securities, and generally contain redemption, call or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities.  During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate.  To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

CREDIT RATINGS.  Credit ratings issued by NRSROs are designed to evaluate the ability of obligors to make principal and interest payments on rated securities.  They do not, however, evaluate the overall risk of owning lower-quality securities and, therefore, may not fully reflect the true risks of this type of investment.  In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security.  Consequently, credit ratings are used only as a preliminary indicator of investment quality.  Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor’s credit analysis than would be the case with investments in investment-grade debt obligations.  The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, its industry and the current trend of earnings.  The Advisor periodically monitors the investments in the Fund’s portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION.  The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities or they may be illiquid.  Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities.  The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market does exist in these lower-quality (and comparable unrated) securities, it is generally not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on the market price of the security.  As a result, the Fund’s NAV and ability to dispose of particular securities, when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, may be impacted.  The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing these securities held in the Fund’s portfolio.  Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  During periods of thin trading, the spread between bid and asked prices is likely to increase significantly which can lead to lower reliability of broker price quotations.  In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

LEGISLATION.  Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities as permissible investments.  It is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of these securities and the existence of a secondary trading market for the securities.

R.           Inflation-Indexed Securities.  Each Fund may invest in inflation-indexed securities, which have a final value and interest payment stream linked to the inflation rate.  The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor- Bureau of Labor Statistics.  By offering interest and principal payments linked to inflation, these securities attempt to protect the future

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purchasing power of the money invested in them.  However, inflation-indexed securities provide this protected return only if held to maturity.  In addition, inflation-indexed securities may not trade at par value.  Real interest rates (the market rate of interest adjusted for inflation) change over time as a result of many factors, such as expected domestic economic output.  When real interest rates do change, inflation-indexed securities prices may be more sensitive to these changes than conventional bonds.  Should market expectations for real interest rates rise, the price of inflation-indexed securities may fall.  In addition, inflation-indexed securities may not be as widely traded as fixed-principal securities.  This lesser liquidity may result in the Fund experiencing higher transaction costs when purchasing and selling these securities.

S. Investment Companies. Each Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and ETFs (collectively referred to as "Underlying Funds"). Generally, the 1940 Act provides that a mutual fund may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the "5% Limit"), or (3) invest more than 10% of its assets in investment companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the "1940 Act", provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.5%. An investment company that issues shares to a Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. A Fund (or the Fund’s investment adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, a Fund may rely on Rule 12d1-3 under the 1940 Act, which allows unaffiliated mutual funds to exceed the 5% Limit and the 10% Limit, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority, Inc. ("FINRA") for funds of funds.

Generally, a Fund and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund. Accordingly, when affiliated persons hold shares of any of the Underlying Funds, a Fund’s ability to invest fully in shares of those funds is restricted, and the Funds’ investment adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that a mutual fund whose shares are purchased by a Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the mutual fund's outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of a mutual fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of the Funds. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to a Fund without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by a Fund may cause shareholders to bear duplicate fees.

T.           Maturity.  A Fund’s average effective portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund’s portfolio, except that (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature are deemed to mature on the longer of the next interest-rate adjustment date or the date on which principal can be recovered through demand, (3) floating-rate securities subject to a demand feature are deemed to mature on the date on which the

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principal can be recovered through demand, (4) the maturity of mortgage-backed and certain other asset-backed securities is determined on an “expected life” basis by the Advisor and (5) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have.  In addition, a security that is subject to redemption at the option of the issuer on a particular date (“call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date.  The call date of a security will be used to calculate average effective portfolio maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.  The average effective portfolio maturity of a Fund is dollar-weighted based upon the market value of a Fund’s securities at the time of the calculation.

The Funds may utilize puts which are provided on a “best efforts” or similar basis (a “soft put”) to shorten the maturity of securities when the Advisor reasonably believes, based upon information available to it at the time the security is acquired, that the issuer of the soft put has or will have both the willingness and the resources or creditworthiness to repurchase the securities at the time the Fund exercises the put.  Failure of an issuer to honor a soft put may, depending on the specific put, have a variety of possible consequences, including (1) an automatic extension of the soft put to a later date, (2) the elimination of the soft put, in which case the effective maturity of the security may be its final maturity date or (3) a default of the security, typically after the passage of a cure period.  Should either the exercise date of the soft put automatically extend or the soft put right be eliminated as a result of the failure to honor a soft put, the affected security may include a provision that adjusts the interest rate on the security to an amount intended to result in the security being priced at par at an interest rate equal to comparable securities.  However, not all securities have rate reset provisions or, if they have such provisions, the reset rate may be capped at a rate that would prevent the security from being priced at par.  Furthermore, it is possible that the interest rate may reset to a level that increases the interest expense to the issuer by an amount that negatively affects the credit quality of the security.

U.        Private Placement Debt Securities. The Funds may invest in debt securities issued in private placement transactions. A private placement is a direct offering of securities, which are exempt from registration under the Securities Act of 1933, to a single or limited number of sophisticated investors (such as mutual funds, insurance companies, pension funds and accredited individual investors). Issuance is typically made by direct negotiation between an issuer and an investor (or small group of investors), but may also be made with the assistant of a placement agent. Private placement debt securities are generally more complex than those issued in the public market (those registered with the SEC under the Securities Act of 1933). Private Placement debt securities may (i) bear fixed or floating rates of interest, (ii) may permit the issuer to increase the size of the issue at some future date, (iii) may permit the issuer to extend or shorten the repayment date, (iv) may be secured or unsecured (v) or may offer the issuer additional terms which are generally more flexible than those offered in the public market. Private placement debt securities may include restrictive covenants on the issuer such as limiting additional debt issuance and restricting or prohibiting asset sales, but are primarily dependent on the credit quality of the issuer for repayment. These debt securities also bear the risks described more fully above under the heading Debt Obligations including price volatility. Unless the Fund’s Advisor determines that such private placements securities are liquid, the Fund will classify them as illiquid for purposes of complying with additional investment restriction number 6 (more fully described below), which limits the Fund to investing no more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities. Certain privately placed securities may be traded among sophisticated investors under Rule 144A (described more fully below), which may substantially increase their liquidity.

V. Real Estate Investment Trusts. The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs,” “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased

25

competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Funds, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Non-Traded REITs are subject to significant commissions, expenses, and offering and organizational costs that reduce the value of an investor's (including the Funds’) investment. Non-Traded REITs are not liquid, and investments in Non-Traded REITs may not be accessible for an extended period of time. There is no guarantee of any specific return on the principal amount or the repayment of all or a portion of the principal amount invested in Non-Traded REITs. In addition, there is no guarantee that investors (including the Funds) will receive a distribution. Distributions from Non-Traded REITs may be derived from the proceeds of the offering, from borrowings, or from the sale of assets. Payments of distributions from sources other than cash flow from operations will decrease or diminish an investor's interest.

W.           Repurchase and Reverse Repurchase Agreements.  The Funds may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers (“Seller”) as determined by the Advisor.  In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by the Fund plus an agreed interest payment (“Repurchase Price”).  The Seller’s obligation to repurchase the securities is secured by cash, the securities purchased and/or certain U.S. Government securities or U.S. agency guaranteed securities (“Collateral”).  The Collateral is held by the Fund’s custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary (“Custodian”).  The Advisor or Custodian will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price.  Each repurchase agreement must at all times be “fully collateralized” by the Collateral as required by the 1940 Act.  Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.

In addition, the Fund may invest in foreign repurchase agreements.  Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency.  In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased, i.e., the collateral, in U.S. dollars, is less than the agreed upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws.  As a result, foreign repurchase agreements may involve greater credit risk than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations.  Repurchase agreements with foreign counterparties may have more risk than with U.S. counterparties, since less financial information may be available about the foreign counterparties and they may be less creditworthy.

In a reverse repurchase agreement, the Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s NAV and may be viewed as a form of borrowing by a Fund.

X.           Rule 144A Securities. The Funds may invest in Rule 144A securities that the Advisor determines to be liquid.  Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers.  Rule 144A securities are not considered to be illiquid for purposes of the Fund’s illiquid securities policy, if such securities satisfy the conditions enumerated in Rule 144A and are determined

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to be liquid by the Advisor in accordance with the requirements established by the Trust.  In determining the liquidity of such securities, the Advisor will consider, among other things, the following factors:  (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Y.          Short-Hold Trading Strategy.  The Funds may have the opportunity to participate in the primary market for new issues offered by issuers and/or underwriters at prices the Fund’s manager(s) deem(s) favorable, based on factors such as the supply of bonds in the marketplace and economic conditions.  In these situations, the Fund may decide to purchase these new security issues at the negotiated opening price, and shortly thereafter offer to sell all or a part of the Fund’s purchased allocation to third-party interested purchasers at a higher price, depending on market conditions.  These short-term trades are only done when the Fund’s Advisor believes it is in the best interests of the Fund (e.g., realization of capital appreciation).  Because the Fund is “at risk” for the purchased amount of these new issues, it is possible for the Fund to experience losses on these trades.

Z.           Sovereign Debt.  Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Legal recourse is therefore limited.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.  Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.  A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.  Increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports.  Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency.  Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves.  Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country’s imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment.  The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations.  In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments.  At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments.  Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below.  Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund.  Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt.  There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

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Foreign investment in certain sovereign debt is restricted or controlled to varying degrees.  These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund.  Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors.  Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.  In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances.  The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.  Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.  In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund (“IMF”).  The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds.  Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring.  The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.  Investors should recognize that Brady Bonds do not have a long payment history.  Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors.  As a result, the financial packages offered by each country differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.  Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds, if any, in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds.  Collateral purchases are financed by the IMF, the World Bank and the debtor nations’ reserves.  In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.  In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized.  Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).  In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics.  The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.  Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

A.A.           U.S Government Securities. U.S. Government securities are issued by the U.S. Government or its agencies or instrumentalities, including:

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• U.S. Treasury obligations, such as Treasury bills, notes and bonds;
• The Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

• The Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
• The Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and

• The Student Loan Marketing Association, the Inter-American Development Bank and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although the U.S. Government provides various types of financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. Government securities are guaranteed or backed by the full faith and credit of the U.S. Government.  The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities.  Consequently, the market value of such securities will fluctuate. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

B.B.           Variable- or Floating-Rate Securities.  The Funds may invest in securities that offer a variable- or floating-rate of interest.  Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.).  Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.  The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, LIBOR, the 90-day U.S. Treasury bill rate, the rate of return on bank certificates of deposit or some other objective measure.

Variable- or floating-rate securities frequently include a put or demand feature entitling the holder to sell the securities to the issuer at par.  In many cases, the demand feature can be exercised at any time on seven days’ notice; in other cases, the put or demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year.  Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.  When considering the maturity of any instrument that may be sold or put to the issuer or a third party prior to its stated maturity, the Fund may consider that instrument’s maturity to be shorter than its stated maturity.

Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower.  The interest rates on these notes fluctuate from time to time.  The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations.  The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate or LIBOR, and is adjusted automatically each time such rate is adjusted.  The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded and may be illiquid.  There generally is not an established secondary market for these obligations, although they are redeemable at face value.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest.  The Advisor, on behalf of the Fund, will consider on a periodic basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund’s portfolio and any providers of credit enhancements.

In determining the Fund’s average effective portfolio maturity, the Fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may

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consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature,

(2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand.  Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes.

C.C.           When-Issued and Delayed-Delivery Securities. The Funds may purchase securities on a when-issued or delayed-delivery basis and such transactions represent a type of forward commitment by the Fund.  The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date.  During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the underlying debt obligations accrues to the Fund.  These types of forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time a Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its NAV.  The Funds do not believe that their NAV will be adversely affected by these types of securities purchases.

To the extent required by the SEC, the Fund will maintain cash and liquid assets equal in value to the aggregate outstanding forward commitments for when-issued and delayed-delivery securities marked to market daily.  Such designated securities either will mature or, if necessary, be sold on or before the settlement date.  When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Another type of forward commitment is for certain future pass-through, residential mortgage-backed pools which forward commitments are traded in the “to-be-announced” market (TBAs).  TBAs are the Fund’s commitment to purchase one or more standardized, residential mortgage pools which will be placed in a pass-through mortgage-backed security issued by Fannie Mae, Freddie Mac or Ginnie Mae in the future.  The residential mortgages in these pools all have common underwriting characteristics: they are residential mortgages with 15 to 30 year maturities, generally at a fixed rate, with monthly payments and no prepayment penalties and must be under a certain prescribed dollar limit.  TBA settlement terms are commonly 90 days, but may extend to 180 days.  TBAs are sold by mortgage originators during the process of originating residential mortgages and are a primary source of the funds needed by these mortgage loan originators.  Certain key terms are specified at the time the TBA is purchased (mortgage type, mortgage issuer, required rate, dollar amount to be purchased, price and settlement date), but the exact identity and number of the mortgage pools to be covered by the TBA is only determined 48 hours before the settlement date.  The Fund may hold and trade TBAs, and TBAs are included in the Fund’s NAV.  TBAs are actively traded and the TBA market is very liquid.  The price of most TBAs are ascertainable by market quotations.  However, TBAs are still subject to the same risks as other forward commitments, and subject to the same leverage requirements as other forward commitments.

D.D.           Zero-Coupon, Step-Coupon and Pay-In-Kind Securities. The Funds may invest in zero-coupon, step-coupon and pay-in-kind securities.  These securities are debt securities that do not make regular cash interest payments.  Zero-coupon and step-coupon securities are sold at a deep discount to their face value.  Pay-in-kind securities pay interest through the issuance of additional securities.  Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate.  While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year.  In order for the Fund to continue to qualify as a “regulated investment company” or “RIC” under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income to its shareholders.  Consequently, the Fund may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these IRC distribution requirements.

The U.S. Treasury Department creates STRIPS by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment

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that will be generated by this security separately.  Examples are Certificates of Accrual on Treasury Securities (“CATs”), Treasury Investment Growth Receipts (“TIGRs”) and generic Treasury Receipts (“TRs”).  These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program.  Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of each Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of each Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of each Fund. Each Fund may not:

1.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. (This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions);

2.	Issue senior securities. (This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff);

3.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

4.	Invest more than 25% of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or group of industries (other than obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or repurchase agreements with respect thereto);

5.	Purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may invest in marketable securities which are secured by or represent interests in real estate, and may invest in mortgage-related securities or invest in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts));

6.	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities;

7.

With respect to Leader Short Duration Bond Fund: Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

With respect to Leader Total Return Fund Only: Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities, which may be considered loans, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, and (d) by loaning portfolio securities. Additionally, the preceding limitation on loans does not preclude either Fund from modifying note terms.

8.	With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (Does not apply to investments in the securities of the U.S. Government, its agencies or instrumentalities.)

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Except with respect to borrowing, if any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause the Fund's investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in the Fund which are not readily marketable to exceed the limit set forth in the Fund's Prospectus for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

The Funds may not:

1.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental restriction 1 above. (Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation);

2.	With respect to fundamental investment restriction 1 above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets;

3.	Purchase securities or evidences of interest thereon on “margin.” (This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques);

4.	Purchase or sell puts, calls, options or straddles except as described in the Prospectus or this SAI;

5.	Invest more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice; or

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. In the event that the Fund engages in any borrowings and such borrowings exceed the limits of Section 18 of the 1940 Act, the Fund will reduce its borrowings within three days in order to comply with such limits.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

Each Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds may, from time to time, make available

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end of quarter portfolio holdings information on its website at www.leadercapital.com. Quarterly portfolio holdings are generally posted to the website within 10 days of the end of each quarter and remain available until new information for the next quarter is posted. The Advisor may periodically post Fund portfolio commentary and updates, including changes to the Funds’ portfolio holdings, on its website at http://www.leadercapital.com/leading_thoughts.html.

Each Fund may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, each Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential and to not trade on any non-public information.

•	The Advisor. Personnel of the Advisor, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings because that information is necessary in order for the Advisor to provide their management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of the portfolio manager in the trading of such securities, Advisor personnel may also release and discuss certain portfolio holdings with various broker-dealers.
•	Gemini Fund Services, LLC. Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.
•	Fifth Third Bank. Fifth Third Bank is the custodian for the Funds; therefore, its personnel have full daily access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•	BBD, LLP. BBD, LLP is the Funds’ independent registered public accounting firm; therefore, its personnel have access to each Fund’s portfolio holdings in connection with auditing of each Fund's annual financial statements and providing assistance and consultation in connection with SEC filings.
•	Practus, LLP. Practus, LLP is counsel to the Trust; therefore, its personnel have access to each Fund’s portfolio holdings in connection with the review of the Funds' annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of each Fund’s portfolio securities to persons other than those listed before the Fund files its portfolio holdings with the SEC on Form N-CSR or Form N-Q. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential and not trade on any material non-public information. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Advisor or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with each Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon

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request. The Board consists of four (4) individuals three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust, the Advisor, or the Funds’ principal underwriter (“Independent Trustees”). The determination of whether a trustee of the Trust is not an “interested person” has been made by the trustees of the Trust, not by NLFT. Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer, a Principal Accounting Officer, and appoint a Chief Compliance Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Andrew Rogers, an Independent Trustee, who has served as the Chairman of the Board since the Trust’s inception (March 1, 2019). The Board of Trustees is comprised of Mr. Rogers and two (2) additional Independent Trustees, and one interested trustee, Mr. John E. Lekas. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair, Andrew Rogers. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

John E. Lekas has over 20 years of investment experience and has managed fixed income securities on a discretionary basis for over 17 years. He founded the Advisor in 1997 and has been managing mutual funds since 2005. Mr. Lekas holds a Bachelor of Arts Degree in Finance from the University of Oregon. He currently serves as the President, Chief Executive Officer and Senior Portfolio Manager at the Advisor. The Board has concluded that Mr. Lekas is suitable to serve as a Trustee because of his past service and experience as a portfolio manager and owner of the Advisor, his professional investment and business experience and his academic background.

Andrew Rogers has over 20 years of business experience in the financial services industry. For 16 years, Mr. Rogers served as Chief Executive Officer of a large fund administrator, fund accountant and transfer agency firm. Mr. Rogers has also served as a trustee for another registered company. Currently, Mr. Rogers serves as Chief Executive Officer at FusionIQ, a fintech company that provides intelligent investment solutions to investors. The Board has concluded that Mr. Rogers is suitable to serve as a Trustee because of his strong understanding of the regulatory framework under which investment companies must operate and his extensive experience in the financial services industry.

Martin Kehoe has approximately 30 years of experience in real estate development. He is the owner of Kehoe Northwest Properties, a Portland, Oregon based real estate development company. Mr. Kehoe has extensive business experience in the areas of residential and commercial real estate development. His company has been involved in the development of over a half billion dollars of real estate since 1989. Mr. Kehoe is graduate of the University of Oregon. The

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Board has concluded that Mr. Kehoe is suitable to serve as a Trustee because of his business and finance acumen and academic background.

Raymond A. Davis has nearly 26 years of professional experience as a United States Army soldier, private security employee and government contractor. In his current role, he serves as an instructor, teacher and mentor. Mr. Davis attained a Bachelor of Science Degree in Security Management with an emphasis in International Security. Mr. Davis was selected to serve as Trustee of the Trust based primarily on his considerable knowledge of operational and management issues.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Andrew Rogers Born in 1969	Trustee Since 2019; Chairman of the Board Since 2019	Chief Executive Officer of FusionIQ (a technology company serving the financial services industry) from December 2017 to present; Chief Executive Officer of Gemini Fund Services, LLC (a fund administrator, fund accountant and transfer agent) from 2001 to 2017.	3	Northern Lights Fund Trust from 2013 to 2018.
Martin Kehoe** Born in 1961	Trustee Since 2019	Owner of Kehoe Northwest Properties, a real estate development company, from 2001 – present.	3	None
Raymond A. Davis Born in 1974	Trustee Since 2019	Author and government contractor (security and intelligence related services)	3	None

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John E. Lekas Born in 1958	Trustee Since 2019; President and Treasurer of the Board Since 2019	President, Chief Executive Officer and Senior Portfolio Manager at the Advisor since 1997.	3	None

*The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**OnBoard Capital Co., an entity controlled by Mr. Kehoe, previously entered into a transaction with Leader Short Duration Bond Fund in 2009 whereby Leader Short Duration Bond Fund purchased a promissory note issued by OnBoard Capital Co. Leader Short Duration Bond Fund no longer holds this security.

Board Committees

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Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. The Audit Committee is expected to meet at least twice a year.

Compensation

For their services to the Trust, each Independent Trustee receives an annual retainer of $30,000. The Trust has no pension or retirement plan. The Trustees will be reimbursed for any out-of-pocket expenses incurred while attending Board and/or Committee meetings. No other entity affiliated with the Trust pays any compensation to the Independent Trustees.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees are expected to receive from the Trust during their first year of service. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Leader Short Duration Bond Fund	Leader Total Return Fund	Leader Floating Rate Fund	Total Compensation From Fund Complex Paid to Directors
John E. Lekas – Interested Trustee	None	None	None	None
Andrew Rogers – Independent Trustee	$10,000	$10,000	$10,000	$30,000
Martin Kehoe – Independent Trustee	$10,000	$10,000	$10,000	$30,000
Raymond A. Davis – Independent Trustee	$10,000	$10,000	$10,000	$30,000

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Trust as of December 31, 2018.

Name of Trustee	Dollar Range of Equity Securities in Leader Short Duration Bond Fund	Dollar Range of Equity Securities in Leader Total Return Fund	Dollar Range of Equity Securities in Leader Floating Rate Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
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John E. Lekas – Interested Trustee	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Andrew Rogers – Independent Trustee	None	None	None	None
Martin Kehoe – Independent Trustee	None	None	None	None
Raymond A. Davis - Independent Trustee	None	None	None	None

Management Ownership

As of April 4, 2019, the Trustees and officers, as a group, owned less than 1.00% of each Fund's outstanding shares and less than 1.00% of the Fund Complex's outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control.

As of April 4, 2019, the following shareholders of record owned 5% or more of the outstanding shares of each Fund.

Leader Short Duration Bond Fund

Name & Address	Shares	Percentage of Fund Share Class
Class A Shares
MSSB FBO TIC II LTD	522,870.176	68.17%
PO Box 49976
CMS Corp Plaza 1st FLR
Godfrey Nixon Way
PO Box 799
Grand Cayman KY1-1103

Charles Schwab & Co	50,148.636	6.54%
INC./ATTN: Mutual Fund OPS
211 Main St.
San Francisco, CA 94105

Pershing LLC	71,846.837	9.35%
PO Box 2052
Jersey City, NJ 07303

Class C Shares
Charles Schwab & Co Inc.	64,236.802	16.67%
ATTN Mutual Funds OPS
211 Main St.
San Francisco, CA 94104
J. P. Morgan Securities LLC/	42,228.961	10.96%
4 Chase Metrotech Center
37

Brooklyn NY 11245-0001

Institutional Shares

Charles Schwab & Co Inc/	1,438,080.366	26.30%
Special Custody Account FBO
Our Customers
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

LPL Financial	931,644.143	17.04%
4707 Executive Drive
San Diego, CA 92121-3091

TD Ameritrade Inc.	513,717.387	9.40%
FBO/Our Clients
PO Box 2226
Omaha, NE 68103-2226

Pershing LLC	303,666.365	5.55%
PO Box 2052
Jersey City, NJ 07303

Investor Shares

Pershing LLC	852,499.579	16.87%
PO Box 2052
Jersey City, NJ 07303

Charles Schwab & Co Inc/	438,872.806	6.68%
Attn: Mutual Fund Ops
211 Main St.
San Francisco, CA 94105

LEADER TOTAL RETURN FUND

Name & Address	Shares	Percentage of Fund Share Class
Institutional Shares
Charles Schwab & Co Inc	174,840.044	11.46%
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

LPL Financial	371,602.829	24.36%
4707 Executive Drive
San Diego, CA 92121-3091

Charles Schwab & Co.,	81,428.565	5.34%
INC./ATTN: Mutual Fund OPS
211 Main St.
San Francisco, CA 94105

Pershing LLC	302,203.807	19.81%
PO Box 2052
Jersey City, NJ 07303

J.P. Morgan Securities LLC	109,505.631	7.18%
4 Chase Metrotech Center
Brooklyn NY 11245-0001

E*Trade Savings Bank	94,708.490	6.21%
PO Box 6503
Englewood, CO 80155-6503
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Class A Shares

Charles Schwab Co Inc.	595,584.663	76.52%
Special Custody
ATTN Mutual Funds
101 Montgomery St.
San Francisco, CA 94104

TD Ameritrade Inc	119,701.899	15.38%
FBO/Our Clients
PO Box 2226
Omaha, NE 68103-2226

Class C Shares

Pershing LLC	17,487.916	19.35%
PO Box 2052
Jersey City, NJ 07303

American Enterprise Inv	4,545.857	5.03%
Customer Ponce
707 2nd Avenue South
Minneapolis, MN 55402

National Financial Services LLC	10,462.940	11.58%
499 Washington Blvd.
Jersey City, NJ 07310

LPL Financial	5,163.932	5.71%
Customer Paredes
4707 Executive Drive
San Diego, CA 92121

LPL Financial	5,202.053	5.76%
Customer LPL Financial
4707 Executive Drive
San Diego, CA 92121

Investor Shares

TD Ameritrade Inc.	107,786.963	10.14%
FBO/Our Clients
PO Box 2226
Omaha, NE 68103-2226

LEADER FLOATING RATE FUND

Name & Address	Shares	Percentage of Fund Share Class
Institutional Shares

Charles Schwab & Co	2,869,737.218	17.75%
Inc/Special Custody
Account FBO
Our Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA
94104-4151

TD Ameritrade Inc.	6,600,122.010	40.82%
PO Box 2226
Omaha, NE 68103

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Pershing LLC	2,237,119.361	13.84%
O Box 2052
Jersey City, NJ 07303

Investor Shares

Pershing LLC	502,430.111	19.74%
PO Box 2052
Jersey City, NJ 07303

Charles Schwab & Co Inc.	298,116.933	11.71%
ATTN Mutual Fund Ops
211 Main St.
San Francisco, CA 94105

National Financial Services LLC	158,657.048	6.23%
499 Washington Blvd.
Jersey City, NJ 07310

INVESTMENT ADVISOR

Investment Advisor and Advisory Agreement

The Funds’ Advisor is Leader Capital Corp., 315 W. Mill Plain Blvd., Suite 204, Vancouver, WA 98660.  John E. Lekas, President of the Advisor, is the controlling shareholder of the Advisor.  The Advisor is 100% employee-owned.

The Advisory Agreement will remain in effect with respect to each Fund for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of a Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

As compensation for its management services, the Leader Short Duration Bond Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% on the first $1.25 billion of the average daily net assets and then 0.70% on assets greater than $1.25 billion of the Fund’s average daily net assets. The Leader Total Return Fund pays the Advisor a fee of 0.75% of the average daily net assets of the Fund. The Leader Floating Rate Fund pays the Advisor a fee of 0.65% of the average daily net assets of the Fund.

Under the Advisory Agreement, the Advisor, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in the Funds’ current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Advisor. The Advisor shall act as the investment advisor to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under; (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions; and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, however, that the Advisor will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Advisor with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Advisor also provides the Funds with all necessary office facilities and personnel for servicing

40

the Funds’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Advisor, and all personnel of the Fund or the Advisor performing services relating to research, statistical and investment activities.

For the fiscal periods ended May 31, 2016, 2017, and 2018, the Advisor received the following advisory fees from the Leader Funds:

Fiscal Period Ended	Advisory Fee	Waiver	Recapture of Previously Waived Advisory Fees	Advisory Fee after Waiver and Recapture
Leader Short Duration Bond Fund
May 31, 2016	$5,660,847	$0	$0	$5,660,847
May 31, 2017	$2,395,051	$0	$0	$2,395,051
May 31, 2018	$1,208,816	$44,426	$0	$1,164,390

Leader Total Return Fund
May 31, 2016	$1,184,204	$0	$0	$1,184,204
May 31, 2017	$439,695	$0	$0	$439,695
May 31, 2018	$217,737	$0	$0	$217,737

Leader Floating Rate Fund
May 31, 2016	N/A	N/A	N/A	N/A
May 31, 2017	$6,018	$6,018	$0	$0
May 31, 2018	$191,995	$191,995	$0	$0

Fund Expenses.  Each Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Advisor and the Trust, the Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Leader Floating Rate Fund, until at least September 30, 2020 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement, excluding any front-end or contingent deferred loads, 12b-1 fees, brokerage fees and commissions, indirect expenses associated with the Fund’s investments (such as acquired fund fees and expenses, or expenses of any other underlying investments in collective investment vehicles or derivative instruments), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses, will not exceed 1.00% of the daily average net assets attributable to each of the Institutional and Investor shares, respectively, of the Fund; subject to possible recoupment from the Fund and Class in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment does not exceed both: (1) the expense cap in effect at the time of waiver/reimbursement; and (2) the expense cap in effect at the time of recoupment, if applicable. This agreement may be terminated only by the Board of Trustees, on 60 days written notice to the Advisor. Cumulative expenses subject to the aforementioned conditions will expire in the following years:

Expires:	May 31, 2020	May 31, 2021
Potential Recoupment:	$82,328	$127,076

Under the terms of the expense limitation agreement, examples of fees and expenses that would not be considered to be extraordinary or non-recurring include, but are not limited to, taxes, interest, loan commitment fees, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Advisor, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining each Fund’s existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings.

Expenses not expressly assumed by the Advisor under the Advisory Agreement are paid by the Trust. Under the terms of the Advisory Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees

41

payable to the Advisor; (b) the fees and expenses of Trustees who are not affiliated persons of the Advisor or Distributor (as defined under the section entitled (“The Distributor”); (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Trust and of pricing the Trust’s shares; (d) the charges and expenses of legal counsel and independent accountants for the Trust; (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions; (f) all taxes and corporate fees payable by the Trust to governmental agencies; (g) the fees of any trade association of which the Trust may be a member; (h) the cost of fidelity bonds and liability insurance; (i) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes; (j) all expenses of shareholders and Trustees’ meetings (including travel expenses of Trustees and officers of the Trust who are directors, officers or employees of the Advisor); (k) the costs of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders; and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of each Fund’s business.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts.  If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on each Fund or its shareholders.  Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not.  The Funds may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

Codes of Ethics

The Trust and the Advisor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust (the “Code”), the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Code, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of each Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of a Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. A copy of the Advisor’s proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1-800-711-9164 and (2) on the U.S. SEC’s website at http://www.sec.gov and will be sent within three business days of receipt of a request.

DISTRIBUTION OF FUND SHARES

The Distributor

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Ceros Financial Services, Inc., 1445 Research Boulevard, Suite 530, Rockville, MD 20850 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Trust pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The offering of the Funds’ shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of each Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment as defined by the Investment Company Act.

The following table sets forth the total compensation received by the Distributor from each Leader Fund during the fiscal year ended May 31, 2016:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Leader Short Duration Bond Fund	$0	$0	$0	*
Leader Total Return Fund	$0	$0	$0	*

* The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan and Shareholder Servicing Agreement”.

The following table sets forth the total compensation received by the Distributor from each Leader Fund during the fiscal year ended May 31, 2017:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Leader Short Duration Bond Fund	$0	$0	$0	*
Leader Total Return Fund	$0	$0	$0	*
Leader Floating Rate Fund	$0	$0	$0	*

* The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan and Shareholder Servicing Agreement”.

The following table sets forth the total compensation received by the Distributor from each Leader Fund during the fiscal year ended May 31, 2018:

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Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Leader Short Duration Bond Fund	$0	$0	$0	*
Leader Total Return Fund	$0	$0	$0	*
Leader Floating Rate Fund	$0	$0	$0	*

* The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan and Shareholder Servicing Agreement”.

Rule 12b-1 Plan and Shareholder Servicing Agreement

The Trust, with respect to the Leader Short Duration Bond Fund and Leader Total Return Fund, adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for each of the Fund’s Class A shares, Class C shares and Investor Class shares (the "Plans") pursuant to which each Fund is authorized to pay the Distributor, as compensation for Distributor's account maintenance services under the respective Plans, a distribution and shareholder servicing fee at the rate of up to 0.50% for Class A shares and Investor Class shares and 1.00% for Class C shares of each Fund's average daily net assets attributable to the relevant class. The Trust, with respect to the Leader Floating Rate Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Investor Class shares (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act which allows the Fund to pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of 0.50% of Fund’s average daily net assets attributable to Investor Class shares. For the current fiscal year of the Leader Floating Rate Fund, the Board has authorized a rate of 0.38% for Investor Class shares. Such fees are to be paid by each Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon each Fund's average daily net assets during the preceding month, and shall be calculated and accrued daily. Each Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Plans authorizes payments to the Distributor as compensation for providing account maintenance services to Class A, Class C and Investor Class Fund shareholders, respectively, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services.

The services to be provided under the Plans by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Class A, Class C and Investor Class and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to each of the Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of each Plan is one year and it will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

A Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be

44

committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements that are signed by the Distributor, and all reports that are filed by the Distributor, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Plan will be in writing and provide that: (a) it may be terminated by the Trust or with respect to the Funds at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

The distribution related fees set forth below are related to the activities of the Leader Funds.

During the fiscal year ended May 31, 2018, Leader Short Duration Bond Fund paid $570,810 in distribution related fees pursuant to a Rule 12b-1 Plan. During the fiscal year ended May 31, 2017, Leader Short Duration Bond Fund paid $877,437 in distribution related fees pursuant to a Rule 12b-1 Plan. During the fiscal year ended May 31, 2016, Leader Short Duration Bond Fund paid $1,706,679 in distribution related fees pursuant to a Rule 12b-1 Plan. For the fiscal year indicated below, Leader Short Duration Bond Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Leader Short Duration Bond Fund Shares During the Fiscal Year Ended May 31, 2018
Total Dollars Allocated
Advertising/Marketing	$5,061.70
Printing/Postage	None
Payment to distributor	$17,998.72
Payment to dealers	$414,947.84
Compensation to sales personnel	$132,796.36
Other	$5.84
Total	$570,810

During the fiscal period ended May 31, 2018, Leader Total Return Fund paid $177,975 in distribution related fees pursuant to a 12b-1 Plan. During the fiscal period ended May 31, 2017, Leader Total Return Fund paid $177,975 in distribution related fees pursuant to a 12b-1 Plan. During the fiscal period ended May 31, 2016, Leader Total Return Fund paid $433,486 in distribution related fees pursuant to a 12b-1 Plan. For the fiscal period indicated below, Leader Total Return Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Leader Total Return Fund Shares During the Fiscal Period Ended May 31, 2018
Total Dollars Allocated
Advertising/Marketing	$372.72
Printing/Postage	None
Payment to distributor	$5,309.31
Payment to dealers	$172,291.15
Compensation to sales personnel	$0
Other	$1.99
Total	$177,975.17

During the fiscal period ended May 31, 2018, Leader Floating Rate Fund paid $31,152 in distribution related fees pursuant to a 12b-1 Plan. During the fiscal period ended May 31, 2017, Leader Floating Rate Fund paid $1,315 in distribution related fees pursuant to a 12b-1 Plan. For the fiscal period indicated below, Leader Floating Rate Fund paid the following allocated distribution fees:

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Actual 12b-1 Expenditures Paid by Leader Floating Rate Fund Shares During the Fiscal Period Ended May 31, 2018
Total Dollars Allocated
Advertising/Marketing	$98
Printing/Postage	None
Payment to distributor	$1581
Payment to dealers	$29,473
Compensation to sales personnel	$0
Other	None
Total	$31,152

PORTFOLIO MANAGER

Portfolio Manager

John E. Lekas serves as portfolio manager for the Funds and, as such, is responsible for making all investment decisions of the Funds (“Portfolio Manager”).  As of May 31, 2018, the Portfolio Manager was responsible for the management of the following types of accounts in addition to the Funds:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Potential Conflicts of Interest

The Advisor does not believe that any material conflicts of interest exist as a result of Mr. Lekas managing the Funds.

The Advisor may occasionally recommend purchases or sales of the same portfolio securities for the Funds. In such circumstances, it is the policy of the Advisor to allocate purchases and sales among the Funds in a manner which the Advisor deems equitable, taking into consideration such factors as relative size of the portfolios, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each series. The Advisor believes that it is highly unlikely that simultaneous transactions in Funds would adversely affect the price at which such security can be purchased or sold.

Compensation.

The Portfolio Manager is compensated for his services by the Advisor.  The Portfolio Manager’s compensation consists of a base salary.  Additionally, the Portfolio Manager receives an annual discretionary bonus based on the Advisor’s profits.

Ownership of Securities.

As of May 31, 2018, the Portfolio Manager’s ownership of the Leader Funds was as follows:

Portfolio Manager	Dollar Range of Shares Owned
John E. Lekas Leader Short Duration Bond Fund Leader Total Return Fund Leader Floating Rate Fund	$100,001-$500,000 $100,001-$500,000 $500,001-$1,000,000
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ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the portfolio manager who is an employee of the Advisor. The Advisor is authorized by the Trustees to allocate the orders placed by them on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Advisor for the Funds’ use. Such allocation is to be in such amounts and proportions as the Advisor may determine.

In selecting a broker or dealer to execute each particular transaction, the Advisor will take the following into consideration:

•    the best net price available;

•    the reliability, integrity and financial condition of the broker or dealer;

•    the size of and difficulty in executing the order; and

•	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Funds. In allocating portfolio brokerage, the Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Funds’, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

The Leader Funds paid the following brokerage commissions in the amounts and for the periods noted below.

For the fiscal year ended May 31, 2016, Leader Short Duration Bond Fund paid brokerage commissions of $583,630. For the fiscal year ended May 31, 2017, Leader Short Duration Bond Fund paid brokerage commissions of $227,620. For the fiscal year ended May 31, 2018, Leader Short Duration Bond Fund paid brokerage commissions of $171,306.

For the fiscal year ended May 31, 2016, Leader Total Return Fund paid brokerage commissions of approximately $235,589. For the fiscal year ended May 31, 2017, Leader Total Return Fund paid brokerage commissions of approximately $30,344. For the fiscal year ended May 31, 2018, Leader Total Return Fund paid brokerage commissions of approximately $75,746.

For the fiscal year ended May 31, 2017, Leader Floating Rate Fund paid brokerage commissions of approximately $0. For the fiscal year ended May 31, 2018, Leader Floating Rate Fund paid brokerage commissions of approximately $0.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period. A Fund may engage in active trading to achieve its investment objectives and may experience episodes of substantial portfolio turnover occasionally. The following portfolio turnover rate information is for the Leader Funds. For the fiscal years ended May 31, 2017 and 2018, Leader Short Duration Bond Fund’s portfolio turnover rate was approximately 143.80% and 325.30%, respectively. For the fiscal years ended May 31, 2017 and 2018, Leader Total Return Fund’s portfolio turnover rate was 175.53% and 535.81%, respectively. For the fiscal years ended May 31, 2017 and 2018, Leader Floating Rate Fund’s portfolio turnover rate was approximately 43.77% and 128.78% respectively. Turnover increased as the Funds made large strategic changes to portfolio allocation to take advantage of the changing interest rate landscape.

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OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC, (“GFS”), which has its principal office at 80 Arkay Drive, Suite 110., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on March 1, 2019 and will remain in effect for 2 years from the applicable effective date for the Fund and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with each Funds’ registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-Q, N-PORT, N-23c-3 and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Funds; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Funds by GFS, the Funds pay GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Funds also pay GFS for any out-of-pocket expenses. The Funds also pay the Administrator for any out-of-pocket expenses.

GFS received the following fees from the Leader Funds for the periods noted herein.

For the fiscal year ended May 31, 2016, Leader Short Duration Bond Fund paid $506,894 for administrative services fees. For the fiscal year ended May 31, 2017, Leader Short Duration Bond Fund paid $268,756 for administrative services fees. For the fiscal year ended May 31, 2018, Leader Short Duration Bond Fund paid $174,646 for administrative services fees.

For the fiscal period ended May 31, 2016, Leader Total Return Fund paid for $139,549 administrative service fees. For the fiscal period ended May 31, 2017, Leader Total Return Fund paid $54,783 for administrative service fees. For the fiscal period ended May 31, 2018, Leader Total Return Fund paid $36,433 for administrative service fees

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For the fiscal period ended May 31, 2017, Leader Floating Rate Fund paid $12,281 for administrative service fees. For the fiscal period ended May 31, 2018, Leader Floating Rate Fund paid $60,883 for administrative service fees.

GFS also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Funds’ custodian and Advisor; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Funds.

For the fund accounting services rendered to the Funds by GFS, the Funds pay GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon assets. The Funds also pay the Administrator for any out-of-pocket expenses.

For the fiscal year ended May 31, 2016, Leader Short Duration Bond Fund paid $127,596 for fund accounting fees. For the fiscal year ended May 31, 2017, Leader Short Duration Bond Fund paid $75,232 for fund accounting fees. For the fiscal year ended May 31, 2018, Leader Short Duration Bond Fund paid $59,359 for fund accounting fees.

For the fiscal year ended May 31, 2016, Leader Total Return Fund paid $60,733 for fund accounting fees. For the fiscal period ended May 31, 2017, Leader Total Return Fund paid $64,749 for fund accounting fees. For the fiscal year ended May 31, 2018, Leader Total Return Fund paid $24,751 for fund accounting fees.

For the fiscal period ended May 31, 2017, Leader Floating Rate Fund paid $5,492 for fund accounting fees. For the fiscal period ended May 31, 2018, Leader Floating Rate Fund paid $27,967 for fund accounting fees.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the transfer agent services rendered to the Funds by GFS, the Funds pay GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon assets. The Funds also pay the Administrator for any out-of-pocket expenses.

For the fiscal year ended May 31, 2016, Leader Short Duration Bond Fund paid $252,846 for transfer agency fees. For the fiscal year ended May 31, 2017, Leader Short Duration Bond Fund paid $115,533 for transfer agency fees. For the fiscal year ended May 31, 2018, Leader Short Duration Bond Fund paid $94,988 for transfer agency fees.

For the fiscal year ended May 31, 2016, Leader Total Return Fund paid $93,935 for transfer agency fees. For the fiscal period ended May 31, 2017, Leader Total Return Fund paid $46,981 for transfer agency fees. For the fiscal year ended May 31, 2018, Leader Total Return Fund paid $66,558 for transfer agency fees.

For the fiscal period ended May 31, 2017, Leader Floating Rate Fund paid $9,547 for transfer agency fees. For the fiscal period ended May 31, 2017, Leader Floating Rate Fund paid $25,505 for transfer agency fees.

Custodian

Fifth Third Bank (the "Custodian") 38 Fountain Square Plaza Cincinnati, OH 45202 serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Funds.  The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street, Suite 2, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a

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consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund, the Fund pays NLCS an annual fixed fee and an asset based fee, which scales downward based upon the Fund’s net assets The Funds also pay NLCS for any out-of-pocket expenses.

NLCS received the following compliance service fees from the Leader Funds for the periods noted herein. During the fiscal year ended May 31, 2016, the Leader Short Duration Bond Fund paid $38,436 for compliance service fees. During the fiscal year ended May 31, 2017, the Leader Short Duration Bond Fund paid $20,493 for compliance service fees. During the fiscal year ended May 31, 2018, the Leader Short Duration Bond Fund paid $19,083 for compliance service fees.

During the fiscal year ended May 31, 2016, the Leader Total Return Fund paid $34,262 for compliance service fees. During the fiscal period ended May 31, 2017, the Leader Total Return Fund paid $6,102 for compliance service fees. During the fiscal year ended May 31, 2018, the Leader Total Return Fund paid $10,381 for compliance service fees

During the fiscal period ended May 31, 2017, the Leader Floating Rate Fund paid $4,400 for compliance service fees. During the fiscal period ended May 31, 2018, the Leader Floating Rate Fund paid $16,001 for compliance service fees.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program is written and has been approved by the Fund’s Board of Trustees. The Program provides for the development of policies, procedures and internal controls, reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officer, who is responsible for implementing and monitoring the Program, ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Transfer Agent has established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “Net Asset Value,” (“NAV”) the NAV of each Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis last quoted sales price on the day of valuation on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation on the primary exchange, or if there has been no sale on such day, the mean between the current bid and ask prices on such exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost. Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those

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securities. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process. This committee is composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

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Various inputs are used in determining the value of each Fund's investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other Funds managed by the Advisor (or sub-advisor) or other Funds and the method used to price the security in those Funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination. The Board of Trustees meets at least quarterly to consider the valuations provided by the fair value committee and to ratify the valuations made for the applicable securities. The Board of Trustees considers the reports provided by the fair value committee, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange will be closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by a Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Notice to Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

Leader Short Duration Bond Fund,

Leader Total Return Fund, and

Leader Floating Rate Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

Redemption of Shares

A Fund will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

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(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax Advisor regarding their investment in the Fund.

The Funds intend to qualify as, and elects to be treated as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, a Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of a Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of a Fund. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

At May 31, 2018, the Leader Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total
Leader Short Duration Bond Fund	$35,698,266	$41,878,331	$77,576,597
Leader Total Return Fund	21,262,549	12,050,927	33,313,476
Leader Floating Rate Fund	—	—	—

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made monthly and net capital gains will be made after June 30, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Funds unless a shareholder elects to receive cash.

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To be treated as a regulated investment company under Subchapter M of the Code, the Funds must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such a Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of a Fund.

The Funds are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Funds expect to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. Shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

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Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Funds, a Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of a Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Funds in certain “passive foreign investment companies” (“PFICs”) could subject the Funds to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Funds may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Funds also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Funds to avoid taxation. Making either of these elections therefore may require the Funds to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total returns.

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Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Funds’ taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Funds may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

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The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year both Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP, located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103 serves as the Funds’ independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310 Leawood, KS 66211 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The Funds’ independent registered public accounting firm, BBD, LLP audits and reports on the Funds’ annual financial statements. Each Fund has adopted the financial statements of its corresponding Leader Fund.

The Leader Funds’ audited financial statements for the fiscal year ended May 31, 2018, together with the notes thereto, and the report of the Leader Funds’ independent registered public accounting firm are incorporated into this SAI by reference to the Leader Funds’ Annual Report to Shareholders on file with the SEC (Accession No. 0001580642-18-003794). The Leader Funds’ unaudited financial statements for the fiscal period ended November 30, 2018, together with the notes thereto, are incorporated into this SAI by reference to the Leader Funds’ Semi-annual Report to Shareholders on file with the SEC (Accession No. 0001580642-19-000640). You can obtain a copy of the Annual Report and the Semi-annual Report without charge by calling the Funds at 1-800-711-9164.

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APPENDIX A -- PROXY VOTING POLICIES

LEADER CAPITAL CORPORATION

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment Advisor to exercise voting authority with respect to client securities, unless (i) the Advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Advisor votes proxies in the best interest of its clients, (ii) the Advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the Advisor discloses to clients how they may obtain information on how the Advisor voted their proxies.

In order to fulfill its responsibilities under the Act, Leader Capital Corporation (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders.  For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise.  In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

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SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  In addition, key board committees should be entirely independent.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Registered Public Accounting Firm

We believe that the relationship between a company and its independent registered public accounting firm should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholders value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structure features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.	Requiring senior executives to hold stock in a company.
2.	Requiring stock acquired through option exercise to be held for a certain period of time.

3.	Using restricted stock grants instead of options.
4.	Awards based on non-discretionary grants specified by the plan’s terms rather than subject to management’s discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

1.	Annual option grants that would exceed 2% of outstanding shares.
2.	Ability to issue options with an exercise price below the stock’s current market price.

3.	Automatic share replenishment (“evergreen”) feature.

4.	Authorization to permit the board of directors to materially amend a plan without shareholder approval.
5.	Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

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Because the requirement of a super-majority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term “sunset” provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders, (iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-711-9164.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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APPENDIX B- DESCRIPTION OF BOND RATINGS

SHORT-TERM RATINGS

Standard & Poor’s Short-Term Issue Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

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A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L

Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi

Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

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pr

The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

q

A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency

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issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Short-Term Debt Ratings

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

 Fitch’s International Short-Term Credit Ratings

 The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD	Indicated an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

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D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'

Paid-in -Full; denotes a security that is paid-in-full, matured, called or refinanced.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced or for any other reason Fitch Ratings deems sufficient.

Fitch Ratings (“Fitch”) National Short-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

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F1(xxx)	Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2(xxx)	Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)	Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)	Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)	Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)	Indicates actual or imminent payment default.

Note to National Short-Term ratings:

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment, capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

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A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L

Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi

Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr

The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

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t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

q

A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

 r

The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

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A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s International Long-Term Credit Ratings

 International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative.

•	For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC

•	For issuers and performing obligations, default of some kind appears probable.

•	For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C

•	For issuers and performing obligations, default is imminent.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

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- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Notes to International Long-Term and Short-Term ratings

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

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Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'

Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Fitch’s National Long-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

AAA(xxx)	‘AAA’ national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the “best” credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx)	‘AA’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.

A (xxx)	‘A’ national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx)	‘BBB’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx)	‘BB’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)	‘B’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx),	CC(xxx), C(xxx) These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx),	DD(xxx), D(xxx) These categories of national ratings are assigned to entities or financial commitments which are currently in default.

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MUNICIPAL NOTE RATINGS

Standard & Poor’s Note Ratings

 Notes

A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

 Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Moody’s MIG/VMIG Ratings U.S. Short-Term Ratings

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

 This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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